                                                        AIM OPPORTUNITIES I FUND

                                                                     PROSPECTUS
                                                              FEBRUARY 27, 2004

AIM Opportunities I Fund seeks long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              3
------------------------------------------------------

Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------

Fee Table                                            5

Expense Example                                      5

FUND MANAGEMENT                                      6
------------------------------------------------------

The Advisor                                          6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    6
------------------------------------------------------

Sales Charges                                        6

Dividends and Distributions                          6

Future Fund Closure                                  6

FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-3

Purchasing Shares                                  A-5

Redeeming Shares                                   A-6

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Fund Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the fund's Board of Trustees without shareholder approval.

    Included within the fund's investments will be securities of companies involving a special opportunity, i.e., an unusual development in a company or group of companies. A special opportunity may involve:

- a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;

- changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in scope or nature of foreign competition or development of an emerging industry;

- new or changed management, or material changes in management policies or corporate structure;

- significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or

- other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

    The fund focuses its investments in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Russell 2000--registered trademark-- Index. The Russell 2000--registered trademark-- Index is an unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--registered trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on the total market capitalization. The Russell 2000--registered trademark-- Index is widely regarded as representative of small-cap stocks. The fund may also invest in securities of companies with market capitalizations above the range of market capitalizations of companies included in the Russell 2000 Index. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund may sell put and covered call options, and purchase put and call options, on securities, securities indices and foreign currencies. An option is a contract that gives the holder the right to buy (call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. One method of covering a call option is for the fund to own the shares it would have to deliver if the holder of the call option exercised the option. The fund may invest in options for hedging purposes, i.e., to protect the value of its portfolio. The fund may sell securities short, which means selling a security it does not yet own in anticipation of purchasing the same security at a later date at a lower price. The fund may deposit with the broker, or segregate, up to 25% of its net assets in connection with short sales. The fund may also borrow money to purchase securities, a practice known as "leveraging."

    The portfolio managers purchase securities of companies involving a special opportunity that they believe have the potential for above-average growth in revenues and earnings and have favorable prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active or frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    If the fund purchases a put or call option that expires without value, the fund will have incurred an expense in the amount of the cost of the option. If the fund sells a put option that is exercised, the

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

fund will have to purchase the security at a price greater than its market value. If the fund sells a call option that is exercised, the fund will have to sell the security at a price lower than its market value.

    If the fund borrows money to buy securities (leverages) and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur.

    If the fund sells a security short, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction, and the more the price of your shares will be affected. The fund will also incur transaction costs to engage in this practice.

    The values of the convertible securities in which the fund may invest will also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................   84.18%
2000...................................................................   23.01%
2001...................................................................   -9.32%
2002...................................................................  -24.78%
2003...................................................................   39.23%


    During the period shown in the bar chart, the highest quarterly return was 37.99% (quarter ended December 31, 1999) and the lowest quarterly return was -18.13% (quarter ended September 30, 2002).

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
(for the periods ended December                        SINCE        INCEPTION
31, 2003)                          1 YEAR   5 YEARS   INCEPTION       DATE
-----------------------------------------------------------------------------
Class A                                                             06/29/98
  Return Before Taxes               31.60%   15.26%     17.14%
  Return After Taxes on
     Distributions                  31.60    11.51      13.67
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                    20.54    11.27      13.18
Class B                                                             07/13/98
  Return Before Taxes               33.41    15.51      17.39
Class C                                                             12/30/98
  Return Before Taxes               37.34    15.75      16.28
-----------------------------------------------------------------------------
Standard & Poor's 500 Index(1)      28.67    (0.57)      1.09(4)    06/30/98(4)
Russell 2000--Registered
  Trademark-- Index(2)              47.25     7.13       5.04(4)    06/30/98(4)
Lipper Small-Cap Growth Fund
  Index(3)                          44.77     6.16       4.44(4)    06/30/98(4)
-----------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1)The Standard & Poor's 500 Index measures performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather than the Russell 2000--Registered Trademark-- Index because the Standards & Poor's 500 Index is a more widely recognized gauge of U.S. stock market performance. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(2) The Russell 2000--Registered Trademark-- Index is an unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on the total market capitalization. The Russell 2000--Registered Trademark-- Index is widely regarded as representative of small-cap stocks.
(3)The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Growth category. These funds typically invest in stocks with market capitalizations below $1 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's SmallCap 600 index.
(4) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A     CLASS B   CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                     5.50%       None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                                  None(1,2)   5.00%     1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A     CLASS B   CLASS C
--------------------------------------------------------------------------------
Management Fees(4)                                  0.66%       0.66%     0.66%

Distribution and/or
Service (12b-1) Fees                                0.35        1.00      1.00

Other Expenses                                      0.28        0.28      0.28

Dividend Expenses Attributable to
Securities Sold Short                               0.05        0.05      0.05

Interest                                            0.06        0.06      0.06

Total Other Expenses                                0.39        0.39      0.39

Total Annual Fund
Operating Expenses                                  1.40        2.05      2.05
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) The fund's base management fee is 1.00%. This fee is subject to a maximum 0.75% performance adjustment upward or downward. As a result, the fund could pay a management fee that ranges from 0.25% to 1.75% of average daily net assets based on its performance.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685     $969     $1,274     $2,137
Class B                                      708      943      1,303      2,213
Class C                                      308      643      1,103      2,379
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $685     $969     $1,274     $2,137
Class B                                      208      643      1,103      2,213
Class C                                      208      643      1,103      2,379
--------------------------------------------------------------------------------

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor receives a management fee from the fund that is comprised of two components. The first component is an annual base fee equal to 1.00% of the fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the fund has performed relative to the Russell 2000--Registered Trademark-- Index. Performance adjustments began on January 1, 2001.

    The maximum performance adjustment upward or downward is 0.75% annually. Depending on the performance of the fund, during any fiscal year the advisor may receive as much as 1.75% or as little as 0.25% in management fees.

    During the fiscal year ended October 31, 2003 the advisor received compensation of 0.66% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Brant H. DeMuth, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996.

- Robert C. Leslie, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996.

    They are assisted by the Opportunities Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Opportunities I Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE FUND CLOSURE

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares.

    During closed periods, the fund may impose different standards for additional investments. Also, during those periods the fund will continue to pay Rule 12b-1 fees.

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                CLASS A
                                       ------------------------------------------------------------------------------------------
                                                                                     AUGUST 1,                  YEAR ENDED
                                                YEAR ENDED OCTOBER 31,                THROUGH                    JULY 31,
                                       ----------------------------------------     OCTOBER 31,          ------------------------
                                         2003               2002         2001          2000                2000            1999
                                       --------           --------     --------     -----------          --------        --------
Net asset value, beginning of period   $  10.10           $  12.49     $  26.05      $  25.79            $  14.86        $   9.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.12)(a)          (0.04)(b)     0.05          0.03               (0.14)(a)      (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         3.39              (2.35)       (3.51)         0.23               11.97            5.20
=================================================================================================================================
    Total from investment operations       3.27              (2.39)       (3.46)         0.26               11.83            5.11
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                   --                 --        (0.01)           --                  --           (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                    --                 --       (10.09)           --               (0.90)             --
=================================================================================================================================
    Total distributions                      --                 --       (10.10)           --               (0.90)          (0.01)
=================================================================================================================================
Net asset value, end of period         $  13.37           $  10.10     $  12.49      $  26.05            $  25.79        $  14.86
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                           32.38%            (19.14)%     (18.27)%        1.01%              81.64%          52.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $237,846           $170,276     $267,260      $442,913            $449,044        $205,721
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest expense
  and expenses related to short
  sales):
  With fee waivers                         1.40%(d)           0.78%        1.15%         1.50%(e)            1.73%           2.35%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      1.40%(d)           0.88%        1.25%         1.60%(e)            1.81%           2.35%
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest expense
  and expenses related to short
  sales):
  With fee waivers                         1.29%(d)           0.72%        1.13%         1.41%(e)            1.47%           1.74%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      1.29%(d)           0.82%        1.23%         1.51%(e)            1.55%           1.74%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                   (1.09)%(d)         (0.30)%(b)     0.30%        0.39%(e)           (0.63)%         (1.44)%
=================================================================================================================================
Ratio of interest expense and
  expenses related to short sales to
  average net assets                       0.11%(d)           0.06%        0.02%         0.09%(e)            0.26%           0.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                  223%               225%         250%           52%                198%            220%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of 180,694,968.
(e) Annualized.
(f) Not annualized for periods less than one year.

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                                                                           AUGUST 1,             YEAR ENDED
                                                        YEAR ENDED OCTOBER 31,              THROUGH               JULY 31,
                                               ----------------------------------------   OCTOBER 31,      ----------------------
                                                 2003            2002            2001        2000            2000          1999
                                               --------        --------        --------   -----------      --------      --------
Net asset value, beginning of period           $   9.66        $  12.03        $  25.61    $  25.41        $  14.75      $   9.76
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.18)(a)       (0.14)(b)       (0.07)      (0.02)          (0.30)(a)    (0.17)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       3.22           (2.23)          (3.42)       0.22           11.86          5.17
=================================================================================================================================
    Total from investment operations               3.04           (2.37)          (3.49)       0.20           11.56          5.00
=================================================================================================================================
Less distributions:
  Dividends from net investment income               --              --              --          --              --         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --              --          (10.09)         --           (0.90)
=================================================================================================================================
Net asset value, end of period                 $  12.70        $   9.66        $  12.03    $  25.61        $  25.41      $  14.75
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                   31.47%         (19.70)%        (18.93)%      0.79%          80.38%        51.30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $145,779        $126,022        $208,563    $325,957        $326,571      $153,793
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and expenses
  related to short sales)                          2.05%(d)        1.53%           1.91%       2.27%(e)        2.48%         3.03%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and expenses
  related to short sales)                          1.94%(d)        1.47%           1.89%       2.18%(e)        2.22%         2.42%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (1.74)%(d)      (1.05)%(b)      (0.46)%     (0.37)%(e)      (1.38)%       (2.12)%
=================================================================================================================================
Ratio of interest expense and expenses
  related to short sales to average net
  assets                                           0.11%(d)        0.06%           0.02%       0.09%(e)        0.26%         0.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                          223%            225%            250%         52%            198%          220%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Calculated using average shares outstanding.
(b)As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)Ratios are based on average daily net assets of $127,042,485.
(e)Annualized.
(f)Not annualized for periods less than one year.

                            ------------------------
                            AIM OPPORTUNITIES I FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                 CLASS C
                                         ----------------------------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1998
                                                                                AUGUST 1,                          (DATE SALES
                                               YEAR ENDED OCTOBER 31,            THROUGH        YEAR ENDED         COMMENCED)
                                         -----------------------------------   OCTOBER 31,       JULY 31,       THROUGH JULY 31,
                                          2003          2002          2001        2000             2000               1999
                                         -------       -------       -------   -----------      ----------      -----------------
Net asset value, beginning of period     $  9.67       $ 12.05       $ 25.63     $ 25.43         $ 14.78             $ 11.70
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.19)(a)     (0.14)(b)     (0.07)      (0.02)          (0.32)(a)           (0.11)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          3.24         (2.24)        (3.42)       0.22           11.87                3.19
=================================================================================================================================
    Total from investment operations        3.05         (2.38)        (3.49)       0.20           11.55                3.08
=================================================================================================================================
Less distributions from net realized
  gains                                       --            --        (10.09)         --           (0.90)                 --
=================================================================================================================================
Net asset value, end of period           $ 12.72       $  9.67       $ 12.05     $ 25.63         $ 25.43             $ 14.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                            31.54%       (19.75)%      (18.91)%      0.79%          80.15%              29.31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $26,942       $17,192       $26,637     $46,111         $44,557             $ 5,977
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest expense
  and expenses related to short
  sales)                                    2.05%(d)      1.53%         1.91%       2.27%(e)        2.48%               3.03%(e)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest expense
  and expenses related to short
  sales)                                    1.94%(d)      1.47%         1.89%       2.18%(e)        2.22%               2.42%(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     1.74%(d)     (1.05)%(b)    (0.46)%     (0.37)%(e)      (1.38)%             (2.12)%(e)
=================================================================================================================================
Ratio of interest expense and
  expenses related to short sales to
  average net assets                        0.11%(d)      0.06%         0.02%       0.09%(e)        0.26%               0.61%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                   223%          225%          250%         52%            198%                220%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $19,927,164.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III AIM funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III AIM fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

Currently, if you exceed 10 exchanges per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

       You are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Effective on or about March 1, 2004, if you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money
Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilities the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM International Emerging Growth Fund
AIM European Growth Fund      AIM International Growth Fund
AIM European Small Company    AIM High Yield Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Trends Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributors; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.
                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM or INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM or INVESCO funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;
MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;
- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM fund. The effect of using fair value pricing is that an AIM fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--02/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Opportunities I Fund
   SEC 1940 Act file number: 811-08697
----------------------------------------

AIMinvestments.com     OPP1-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                       AIM OPPORTUNITIES II FUND

                                                                     PROSPECTUS
                                                              FEBRUARY 27, 2004

AIM Opportunities II Fund seeks long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              3
------------------------------------------------------

Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------

Fee Table                                            5
Expense Example                                      5

FUND MANAGEMENT                                      6
------------------------------------------------------

The Advisor                                          6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    6
------------------------------------------------------

Sales Charges                                        6

Dividends and Distributions                          6

Future Fund Closure                                  6

FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-3

Purchasing Shares                                  A-5

Redeeming Shares                                   A-6

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the fund's Board of Trustees without shareholder approval.

    Included within the fund's investments will be securities of companies involving a special opportunity, i.e., an unusual development in a company or group of companies. A special opportunity may involve:

- a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;

- changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in scope or nature of foreign competition or development of an emerging industry;

- new or changed management, or material changes in management policies or corporate structure;

- significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or

- other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

    The fund focuses its investments in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Standard & Poor's MidCap 400 Index. The Standard & Poor's MidCap 400 Index is an unmanaged index of common stocks that measures the performance of the mid-size company segment of the U.S. market and is a benchmark of midcap stock price movement in the U.S. The fund may also invest in securities of companies with market capitalizations below and above the range of market capitalizations of companies included in the Standard & Poor's MidCap 400 Index. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund may sell put and covered call options, and purchase put and call options, on securities, securities indices and foreign currencies. An option is a contract that gives the holder the right to buy (call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. One method of covering a call option is for the fund to own the shares it would have to deliver if the holder of the call option exercised the option. The fund may invest in options for hedging purposes, i.e., to protect the value of its portfolio. The fund may sell securities short, which means selling a security it does not yet own in anticipation of purchasing the same security at a later date at a lower price. The fund may deposit with the broker, or segregate, up to 25% of its net assets in connection with short sales. The fund may also borrow money to purchase securities, a practice known as "leveraging."

    The portfolio managers purchase securities of companies involving a special opportunity that they believe have the potential for above-average growth in revenues and earnings and have favorable prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active or frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    If the fund purchases a put or call option that expires without value, the fund will have incurred an expense in the amount of the cost of the option. If the fund sells a put option that is exercised, the

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

fund will have to purchase the security at a price greater than its market value. If the fund sells a call option that is exercised, the fund will have to sell the security at a price lower than its market value.

    If the fund borrows money to buy securities (leverages) and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur.

    If the fund sells a security short, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction, and the more the price of your shares will be affected. The fund will also incur transaction costs to engage in this practice.

    The values of the convertible securities in which the fund may invest will also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1999...................................................................  125.55%
2000...................................................................   10.10%
2001...................................................................  -22.27%
2002...................................................................  -19.94%
2003...................................................................   29.56%


    During the period shown in the bar chart, the highest quarterly return was 31.44% (quarter ended December 31, 1999) and the lowest quarterly return was -19.07% (quarter ended March 31, 2001).

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

PERFORMANCE TABLE(1)

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
(for the periods ended December 31,                             SINCE         INCEPTION
2003)                                    1 YEAR    5 YEARS    INCEPTION          DATE
-------------------------------------------------------------------------------------------
Class A                                                                         12/30/98
  Return Before Taxes                     22.46%    13.61%        13.60%
  Return After Taxes on Distributions     22.46     12.74         12.73
  Return After Taxes on Distributions
     and Sale of Fund Shares              14.60     11.38         11.38
Class B                                                                         11/12/99
  Return Before Taxes                     23.70        --         (0.81)
Class C                                                                         11/12/99
  Return Before Taxes                     27.70        --         (0.32)
-------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(2)            28.67     (0.57)        (0.57)(5)     12/31/98(5)
Standard & Poor's MidCap 400 Index(3)     35.62      9.21          9.21(5)      12/31/98(5)
Lipper Mid-Cap Growth Fund Index(4)       35.42      2.18          2.18(5)      12/31/98(5)
-------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) A significant portion of the fund's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) The Standard & Poor's 500 Index measures performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather than the Standard & Poor's MidCap 400 Index because the Standard & Poor's 500 Index is a more widely recognized gauge of U.S. stock market performance. In addition, the Lipper Mid-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(3) The Standard & Poor's MidCap 400 Index is an unmanaged index of common stocks that measures the performance of the mid-size company segment of the U.S. market and is a benchmark of midcap stock price movement in the U.S.
(4) The Lipper Mid-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's MidCap 400 index.
(5) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                            CLASS A         CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)           5.50%          None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)    None(1,2)      5.00%       1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees(4)                                  1.54%      1.54%      1.54%

Distribution and/or Service (12b-1) Fees            0.35       1.00       1.00

Other Expenses                                      0.41       0.41       0.41

Dividend Expenses Attributable to Securities Sold
Short                                               0.07       0.07       0.07

Interest                                            0.08       0.08       0.08

Total Other Expenses                                0.56       0.56       0.56

Total Annual Fund Operating Expenses                2.45       3.10       3.10
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) The fund's base management fee is 1.50%. This fee is subject to a maximum 1.00% performance adjustment upward or downward. As a result, the fund could pay a management fee that ranges from 0.50% to 2.50% of average daily net assets based on its performance.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $784    $1,272    $1,784     $3,183
Class B                                      813     1,257     1,825      3,261
Class C                                      413       957     1,625      3,411
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $784    $1,272    $1,784     $3,183
Class B                                      313       957     1,625      3,261
Class C                                      313       957     1,625      3,411
--------------------------------------------------------------------------------

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor receives a management fee from the fund that is comprised of two components. The first component is an annual base fee equal to 1.50% of the fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the fund has performed relative to the S&P MidCap 400 Index. Performance adjustments began on January 1, 2001.

    The maximum performance adjustment upward or downward is 1.00% annually. Depending on the performance of the fund, during any fiscal year the advisor may receive as much as 2.50% or as little as 0.50% in management fees.

    During the fiscal year ended October 31, 2003 the advisor received compensation of 1.54% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Brant H. DeMuth, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996.

- Robert C. Leslie, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996.

    They are assisted by the Opportunities Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Opportunities II Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE FUND CLOSURE

Due to the sometimes limited availability of medium-capitalized common stocks available for hedging purposes and that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares.

    During closed periods, the fund may impose different standards for additional investments. Also, during those periods the fund will continue to pay Rule 12b-1 fees.

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

    A significant portion of the fund's returns was attributable to its investments in IPOs during certain fiscal years prior to 2001, including the fiscal year ended 2000, which had a magnified impact on the fund due to its relatively small asset base during this period. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

                                                                            CLASS A
                              ---------------------------------------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1998
                                                                                   AUGUST 1,                    (DATE OPERATIONS
                                         YEAR ENDED OCTOBER 31,                     THROUGH        YEAR ENDED      COMMENCED)
                              --------------------------------------------        OCTOBER 31,       JULY 31,    THROUGH JULY 31,
                               2003              2002               2001             2000             2000            1999
                              -------           -------           --------        -----------      ----------   -----------------
Net asset value, beginning
  of period                   $ 13.70           $ 16.11           $  23.17         $  23.62         $  15.78         $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                      (0.27)(a)         (0.07)(a)(b)        0.04(a)         (0.01)           (0.18)(a)       (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both
    realized and unrealized)     3.78             (2.34)             (7.10)           (0.44)            9.92           5.82
=================================================================================================================================
    Total from investment
      operations                 3.51             (2.41)             (7.06)           (0.45)            9.74           5.78
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income              --                --                 --               --            (0.02)            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                 --                --                 --               --            (1.88)            --
=================================================================================================================================
    Total distributions            --                --                 --               --            (1.90)            --
=================================================================================================================================
Net asset value, end of
  period                      $ 17.21           $ 13.70           $  16.11         $  23.17         $  23.62         $15.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                 25.62%           (14.96)%           (30.47)%          (1.91)%          65.58%         57.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)              $90,696           $90,696           $155,356         $309,391         $336,203         $4,790
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets (including
  interest expense and
  dividends on short sales
  expense):
  With fee waivers               2.45%(d)          1.18%              1.33%            2.06%(e)         2.33%          2.28%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers            2.45%(d)          1.28%              1.43%            2.16%(e)         2.40%          7.55%(e)
=================================================================================================================================
Ratio of expenses to average
  net assets (excluding
  interest expense and
  dividends on short sales
  expense):
  With fee waivers               2.30%(d)          1.07%              1.24%            1.93%(e)         2.08%          2.19%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers            2.30%(d)          1.17%              1.34%            2.03%(e)         2.15%          7.46%(e)
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                    (1.82)%(d)        (0.44)%(b)          0.20%           (0.08)%(e)       (0.80)%        (0.79)%(e)
=================================================================================================================================
Ratio of interest expense
  and dividends on short
  sales expense to average
  net assets                     0.15%(d)          0.11%              0.09%            0.13%(e)         0.25%          0.09%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)        216%              203%               289%              49%             196%           135%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $86,824,483.
(e) Annualized.
(f) Not annualized for periods less than one year.

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                              AUGUST 1,         (DATE SALES
                                                      YEAR ENDED OCTOBER 31,                   THROUGH           COMMENCED)
                                           --------------------------------------------       OCTOBER 31,       THROUGH JULY 31,
                                            2003              2002               2001           2000                2000
                                           -------           -------           --------       -----------       -----------------
Net asset value, beginning of period       $ 13.41           $ 15.89           $  23.02        $  23.51             $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.36)(a)         (0.18)(a)(b)       (0.11)(a)       (0.05)               (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  3.68             (2.30)             (7.02)          (0.44)                5.97
=================================================================================================================================
    Total from investment operations          3.32             (2.48)             (7.13)          (0.49)                5.69
=================================================================================================================================
Less distributions from net investment
  income                                        --                --                 --              --                (0.01)
=================================================================================================================================
Net asset value, end of period             $ 16.73           $ 13.41           $  15.89        $  23.02             $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              24.76%           (15.61)%           (30.97)%         (2.08)%              31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $75,639           $75,250           $124,588        $225,060             $255,439
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense)           3.10%(d)          1.93%              2.10%           2.81%(e)             3.08%(e)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense)           2.95%(d)          1.82%              2.00%           2.68%(e)             2.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (2.47)%(d)        (1.19)%(b)         (0.57)%         (0.83)%(e)           (1.55)%(e)
=================================================================================================================================
Ratio of interest expense and dividends
  on short sales expense to average net
  assets                                      0.15%(d)          0.11%              0.09%           0.13%(e)             0.25%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     216%              203%               289%             49%                 196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $72,244,249.
(e) Annualized.
(f) Not annualized for periods less than one year.

                           -------------------------
                           AIM OPPORTUNITIES II FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                              AUGUST 1,         (DATE SALES
                                                      YEAR ENDED OCTOBER 31,                   THROUGH           COMMENCED)
                                            -------------------------------------------       OCTOBER 31,       THROUGH JULY 31,
                                             2003              2002              2001           2000                2000
                                            -------           -------           -------       -----------       -----------------
Net asset value, beginning of period        $ 13.41           $ 15.89           $ 23.02         $ 23.51             $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.36)(a)         (0.18)(a)(b)      (0.11)(a)       (0.05)               (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   3.68             (2.30)            (7.02)          (0.44)                5.97
=================================================================================================================================
    Total from investment operations           3.32             (2.48)            (7.13)          (0.49)                5.69
=================================================================================================================================
Less distributions from net investment
  income                                         --                --                --              --                (0.01)
=================================================================================================================================
Net asset value, end of period              $ 16.73           $ 13.41           $ 15.89         $ 23.02             $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               24.76%           (15.61)%          (30.97)%         (2.08)%              31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $27,570           $29,798           $51,412         $96,817             $100,452
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense)            3.10%(d)          1.93%             2.10%           2.81%(e)             3.08%(e)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense)            2.95%(d)          1.82%             2.00%           2.68%(e)             2.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (2.47)%(d)        (1.19)%(b)        (0.57)%         (0.83)%(e)           (1.55)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net
  assets                                       0.15%(d)          0.11%             0.09%           0.13%(e)             0.25%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                      216%              203%              289%             49%                 196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $27,451,181.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III AIM funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III AIM fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

Currently, if you exceed 10 exchanges per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

       You are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Effective on or about March 1, 2004, if you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money
Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilities the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM International Emerging Growth Fund
AIM European Growth Fund      AIM International Growth Fund
AIM European Small Company    AIM High Yield Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Trends Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributors; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.
                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM or INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM or INVESCO funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;
MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;
- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM fund. The effect of using fair value pricing is that an AIM fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--02/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Opportunities II Fund
   SEC 1940 Act file number: 811-08697
----------------------------------------

AIMinvestments.com     OPP2-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                      AIM OPPORTUNITIES III FUND

                                                                     PROSPECTUS
                                                              FEBRUARY 27, 2004

AIM Opportunities III Fund seeks long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              3
------------------------------------------------------

Annual Total Returns                                 3

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------

The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------

Sales Charges                                        5

Dividends and Distributions                          5

Future Fund Closure                                  5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-3

Purchasing Shares                                  A-5

Redeeming Shares                                   A-6

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The fund's investment objective may be changed by the fund's Board of Trustees without shareholder approval.

    Included within the fund's investments will be securities of companies involving a special opportunity, i.e., an unusual development in a company or group of companies. A special opportunity may involve:

- a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;

- changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in scope or nature of foreign competition or development of an emerging industry;

- new or changed management, or material changes in management policies or corporate structure;

- significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or

- other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

    The fund focuses its investments in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund may also invest in securities of companies with market capitalizations below the range of market capitalizations of companies included in the S&P 500 Index. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund may sell put and covered call options, and purchase put and call options, on securities, securities indices and foreign currencies. An option is a contract that gives the holder the right to buy (call) or sell (put) a certain number of shares of a specific security at a specified price (exercise price) for a limited amount of time. One method of covering a call option is for the fund to own the shares it would have to deliver if the holder of the call option exercised the option. The fund may invest in options for hedging purposes, i.e., to protect the value of its portfolio. The fund may sell securities short, which means selling a security it does not yet own in anticipation of purchasing the same security at a later date at a lower price. The fund may deposit with the broker, or segregate, up to 25% of its net assets in connection with short sales. The fund may also borrow money to purchase securities, a practice known as "leveraging."

    The portfolio managers purchase securities of companies involving a special opportunity that they believe have the potential for above-average growth in revenues and earnings and have favorable prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active or frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    If the fund purchases a put or call option that expires without value, the fund will have incurred an expense in the amount of the cost of the option. If the fund sells a put option that is exercised, the fund will have to purchase the security at a price greater than its market value. If the fund sells a call option that is exercised, the fund will have to sell the security at a price lower than its market value.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------


    If the fund borrows money to buy securities (leverages) and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. Interest on borrowings is an expense the fund would not otherwise incur.

    If the fund sells a security short, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction, and the more the price of your shares will be affected. The fund will also incur transaction costs to engage in this practice.

    The values of the convertible securities in which the fund may invest will also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................   30.86%
2001...................................................................  -26.61%
2002...................................................................  -25.97%
2003...................................................................   21.30%


    During the period shown in the bar chart, the highest quarterly return was 28.00% (quarter ended March 31, 2000) and the lowest quarterly return was -17.12% (quarter ended September 30, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads if applicable. The indices do not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended December                      SINCE         INCEPTION
31, 2003)                           1 YEAR         INCEPTION          DATE
--------------------------------------------------------------------------------
Class A                                                              12/30/99
  Return Before Taxes                  14.66%          (4.98)%
  Return After Taxes on
     Distributions                     14.66           (5.20)
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                        9.53           (4.26)
Class B                                                              03/31/00
  Return Before Taxes                  15.56          (11.34)
Class C                                                              03/31/00
  Return Before Taxes                  19.56          (10.64)
--------------------------------------------------------------------------------
Standard & Poor's 500 Index(1)         28.67           (5.34)(3)     12/31/99(3)
Lipper Large-Cap Growth Fund
  Index(2)                             26.96          (13.57)(3)     12/31/99(3)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The Standard & Poor's 500 Index measures performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(2)The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three-year sales-per-share growth value, compared to the Standard & Poor's 500 index.
(3) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------
(fees paid directly from
your investment)                                  CLASS A     CLASS B    CLASS C
---------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                5.50%        None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                                 None(1,2)    5.00%      1.00%
---------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                    CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Management Fees(4)                                    1.17%     1.17%     1.17%

Distribution and/or Service (12b-1) Fees              0.35      1.00      1.00

Other Expenses                                        0.43      0.43      0.43

Dividend Expenses Attributable to Securities Sold
Short                                                 0.10      0.10      0.10

Interest                                              0.16      0.16      0.16

Total Other Expenses                                  0.69      0.69      0.69

Total Annual Fund Operating Expenses                  2.21      2.86      2.86
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) The fund's base management fee is 1.50%. This fee is subject to a maximum 1.00% performance adjustment upward or downward. As a result, the fund could pay a management fee that ranges from 0.50% to 2.50% of average daily net assets based on its performance.
You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $762    $1,203    $1,670     $2,954
Class B                                      789     1,186     1,709      3,032
Class C                                      389       886     1,509      3,185
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $762    $1,203    $1,670     $2,954
Class B                                      289       886     1,509      3,032
Class C                                      289       886     1,509      3,185
--------------------------------------------------------------------------------

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor receives a management fee from the fund that is comprised of two components. The first component is an annual base fee equal to 1.50% of the fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the fund has performed relative to the S&P 500 Index. Performance adjustments began on January 1, 2001.

    The maximum performance adjustment upward or downward is 1.00% annually. Depending on the performance of the fund, during any fiscal year the advisor may receive as much as 2.50% or as little as 0.50% in management fees.

    During the fiscal year ended October 31, 2003 the advisor received compensation of 1.17% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Brant H. DeMuth, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

- Robert C. Leslie, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

    They are assisted by the Opportunities Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Opportunities III Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE FUND CLOSURE

Due to the sometimes limited size of the market for large capitalized common stocks available for hedging purposes and that meet the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares.

    During closed periods, the fund may impose different standards for additional investments. Also, during those periods the fund will continue to pay Rule 12b-1 fees.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1999
                                                                                                  AUGUST 1,     (DATE OPERATIONS
                                                       YEAR ENDED OCTOBER 31,                      THROUGH         COMMENCED)
                                          ------------------------------------------------       OCTOBER 31,    THROUGH JULY 31,
                                           2003                2002                 2001            2000              2000
                                          -------             -------             --------       -----------    -----------------
Net asset value, beginning of period      $  7.06             $  8.83             $  13.60        $  13.12          $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.06)(a)           (0.02)(a)(b)         (0.03)(a)       (0.00)(a)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 1.04               (1.75)               (4.37)           0.48              3.13
=================================================================================================================================
    Total from investment operations         0.98               (1.77)               (4.40)           0.48              3.12
=================================================================================================================================
Less distributions from net realized
  gains                                        --                  --                (0.37)             --                --
=================================================================================================================================
Net asset value, end of period            $  8.04             $  7.06             $   8.83        $  13.60          $  13.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                             13.88%             (20.05)%             (33.10)%          3.66%            31.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $78,440             $89,218             $171,324        $373,614          $138,205
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense):
  With fee waivers                           2.21%(d)            1.26%                2.16%           2.07%(e)          2.41%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                        2.21%(d)            1.36%                2.26%           2.10%(e)          2.49%(e)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense):
  With fee waivers                           1.95%(d)            1.11%                2.12%           2.03%(e)          2.34%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                        1.95%(d)            1.21%                2.22%           2.06%(e)          2.42%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (0.87)%(d)          (0.19)%(b)           (0.30)%          0.04%(e)         (0.20)%(e)
=================================================================================================================================
Ratio of interest expense and dividends
  on short sales expense to average net
  assets                                     0.26%(d)            0.15%                0.04%           0.04%(e)          0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                    215%                195%                 269%             38%              125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $(0.01) and the ratio of net investment income to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $81,807,851.
(e) Annualized.
(f) Not annualized for periods less than one year.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                  CLASS B
                                          ---------------------------------------------------------------------------------------
                                                                                                                    MARCH 31,
                                                                                                                      2000
                                                                                                                   (DATE SALES
                                                                                                  AUGUST 1,        COMMENCED)
                                                       YEAR ENDED OCTOBER 31,                      THROUGH           THROUGH
                                          ------------------------------------------------       OCTOBER 31,        JULY 31,
                                           2003                2002                 2001            2000              2000
                                          -------             -------             --------       -----------    -----------------
Net asset value, beginning of period      $  6.93             $  8.74             $  13.55        $  13.10          $  12.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.11)(a)           (0.08)(a)(b)         (0.12)(a)       (0.02)(a)         (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 1.02               (1.73)               (4.32)           0.47              0.31
=================================================================================================================================
    Total from investment operations         0.91               (1.81)               (4.44)           0.45              0.29
=================================================================================================================================
Less distributions from net realized
  gains                                        --                  --                (0.37)             --                --
=================================================================================================================================
Net asset value, end of period            $  7.84             $  6.93             $   8.74        $  13.55          $  13.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                             13.13%             (20.71)%             (33.53)%          3.44%             2.26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $70,905             $77,920             $143,331        $282,120          $102,795
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense):         2.86%(d)            2.01%                2.92%           2.77%(e)          3.10%(e)(f)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense):         2.60%(d)            1.86%                2.88%           2.73%(e)          3.03%(e)(f)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (1.52)%(d)          (0.94)%(b)           (1.06)%         (0.66)%(e)        (0.89)%(e)
=================================================================================================================================
Ratio of interest expense and dividends
  on short sales expense to average net
  assets                                     0.26%(d)            0.15%                0.04%           0.04%(e)          0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                    215%                195%                 269%             38%              125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $72,441,078.
(e) Annualized.
(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.
(g) Not annualized for periods less than one year.

                           --------------------------
                           AIM OPPORTUNITIES III FUND
                           --------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                                                                                                    MARCH 31,
                                                                                                                       2000
                                                                                                   AUGUST 1,       (DATE SALES
                                                        YEAR ENDED OCTOBER 31,                      THROUGH         COMMENCED)
                                            -----------------------------------------------       OCTOBER 31,    THROUGH JULY 31,
                                             2003                2002                2001            2000              2000
                                            -------             -------             -------       -----------    ----------------
Net asset value, beginning of period        $  6.93             $  8.73             $ 13.55        $  13.09          $ 12.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.11)(a)           (0.08)(a)(b)        (0.12)(a)       (0.02)(a)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   1.02               (1.72)              (4.33)           0.48             0.30
=================================================================================================================================
    Total from investment operations           0.91               (1.80)              (4.45)           0.46             0.28
=================================================================================================================================
Less distributions from net realized gains       --                  --               (0.37)             --               --
=================================================================================================================================
Net asset value, end of period              $  7.84             $  6.93             $  8.73        $  13.55          $ 13.09
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               13.13%             (20.62)%            (33.60)%          3.51%            2.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $24,060             $30,430             $59,675        $111,084          $34,972
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  dividends on short sales expense):           2.86%(d)            2.01%               2.92%           2.77%(e)         3.10%(e)(f)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  dividends on short sales expense):           2.60%(d)            1.86%               2.88%           2.73%(e)         3.03%(e)(f)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.52)%(d)          (0.94)%(b)          (1.06)%         (0.66)%(e)       (0.89)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net
  assets                                       0.26%(d)            0.15%               0.04%           0.04%(e)         0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                      215%                195%                269%             38%             125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average daily net assets of $26,458,870.
(e) Annualized.
(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.
(g) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III AIM funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III AIM fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

Currently, if you exceed 10 exchanges per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

       You are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Effective on or about March 1, 2004, if you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money
Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilities the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM International Emerging Growth Fund
AIM European Growth Fund      AIM International Growth Fund
AIM European Small Company    AIM High Yield Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Trends Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributors; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.
                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------


       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM or INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM or INVESCO funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;
MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;
- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM fund. The effect of using fair value pricing is that an AIM fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price

                                                                      MCF--02/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--02/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Opportunities III Fund
   SEC 1940 Act file number: 811-08697
----------------------------------------

AIMinvestments.com     OPP3-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                         AIM SPECIAL OPPORTUNITIES FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM SPECIAL OPPORTUNITIES FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246


                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 27, 2004, RELATES TO THE FOLLOWING PROSPECTUSES:

                FUND                              DATED
                ----                              -----
        AIM OPPORTUNITIES I FUND            FEBRUARY 27, 2004
       AIM OPPORTUNITIES II FUND            FEBRUARY 27, 2004
      AIM OPPORTUNITIES III FUND            FEBRUARY 27, 2004

                         AIM SPECIAL OPPORTUNITIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                                                               PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         Fund History.............................................................................................1
         Shares of Beneficial Interest............................................................................1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................2
         Classification...........................................................................................2
         Investment Strategies and Risks..........................................................................2
                  Equity Investments..............................................................................6
                  Foreign Investments.............................................................................6
                  Debt Investments for Equity Funds...............................................................8
                  Other Investments...............................................................................8
                  Investment Techniques...........................................................................9
                  Derivatives....................................................................................14
                  Additional Securities or Investment Techniques.................................................21
         Fund Policies...........................................................................................21
         Temporary Defensive Positions...........................................................................23
MANAGEMENT OF THE TRUST..........................................................................................23
         Board of Trustees.......................................................................................23
         Management Information..................................................................................23
                  Trustee Ownership of Fund Shares...............................................................24
                  Factors Considered in Approving the Investment Advisory Agreement..............................25
         Compensation............................................................................................25
                  Retirement Plan For Trustees...................................................................25
                  Deferred Compensation Agreements...............................................................26
                  Purchase of Class A Shares of the Funds at Net Asset Value.....................................26
         Codes of Ethics.........................................................................................26
         Proxy Voting Policies...................................................................................27
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................27
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................27
         Investment Advisor......................................................................................27
         Service Agreements......................................................................................31
         Other Service Providers.................................................................................31
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................32
         Brokerage Transactions..................................................................................32
         Commissions.............................................................................................32
         Brokerage Selection.....................................................................................33
         Directed Brokerage (Research Services)..................................................................34
         Regular Brokers or Dealers..............................................................................34
         Allocation of Portfolio Transactions....................................................................34
         Allocation of Initial Public Offering ("IPO") Transactions..............................................34
PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................35
         Purchase and Redemption of Shares.......................................................................35
         Offering Price..........................................................................................51

         Redemption In Kind......................................................................................52
         Backup Withholding......................................................................................52
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................53
         Dividends and Distributions.............................................................................53
         Tax Matters.............................................................................................54
DISTRIBUTION OF SECURITIES.......................................................................................61
         Distribution Plans......................................................................................61
         Distributor.............................................................................................63
CALCULATION OF PERFORMANCE DATA..................................................................................64
PENDING LITIGATION...............................................................................................69

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................A-1
TRUSTEES AND OFFICERS...........................................................................................B-1
TRUSTEE COMPENSATION TABLE......................................................................................C-1
PROXY VOTING POLICIES...........................................................................................D-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................E-1
MANAGEMENT FEES.................................................................................................F-1
ADMINISTRATIVE SERVICES FEES....................................................................................G-1
BROKERAGE COMMISSIONS...........................................................................................H-1
DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
SECURITIES OF REGULAR BROKERS OR DEALERS........................................................................I-1
AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................J-1
ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................K-1
TOTAL SALES CHARGES.............................................................................................L-1
PERFORMANCE DATA................................................................................................M-1
PENDING LITIGATION..............................................................................................N-1
FINANCIAL STATEMENTS.............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


         AIM Special Opportunities Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of three separate portfolios: AIM Opportunities I Fund ("Opportunities I"), AIM Opportunities II Fund ("Opportunities II") and AIM Opportunities III Fund ("Opportunities III") (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust. The Trust was organized as a Delaware business trust on March 13, 1998. Prior to July 1, 2002, AIM Opportunities I Fund, AIM Opportunities II Fund, and AIM Opportunities III Fund were known as AIM Small Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Large Cap Opportunities Fund, respectively.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers three separate classes of shares: Class A shares, Class B shares and Class C shares.

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund has generally the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "non-diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                       AIM SPECIAL OPPORTUNITIES FUNDS

               SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND                  AIM               AIM               AIM
                         OPPORTUNITIES I   OPPORTUNITIES II   OPPORTUNITIES III
SECURITY/                      FUND              FUND              FUND
INVESTMENT
TECHNIQUE
------------------------------------------------------------------------------
                             EQUITY INVESTMENTS
------------------------------------------------------------------------------
Common Stock                    X                 X                 X

Preferred Stock                 X                 X                 X

Convertible Securities          X                 X                 X

Alternative Entity              X                 X                 X
Securities
------------------------------------------------------------------------------
                             FOREIGN INVESTMENTS
------------------------------------------------------------------------------
Foreign Securities              X                 X                 X

Foreign Government
Obligations

Foreign Exchange                X                 X                 X
Transactions
------------------------------------------------------------------------------
                      DEBT INVESTMENTS FOR EQUITY FUNDS
------------------------------------------------------------------------------
U.S. Government                 X                 X                 X
Obligations

Investment Grade                X                 X                 X
Corporate Debt
Obligations

Liquid Assets                   X                 X                 X

Junk Bonds
------------------------------------------------------------------------------
                              OTHER INVESTMENTS
------------------------------------------------------------------------------
REITs                           X                 X                 X

Other Investment                X                 X                 X
Companies

Defaulted Securities

Municipal Forward
Contracts

Variable or Floating
Rate Instruments

Indexed Securities

Zero-Coupon and
Pay-in-Kind Securities

Synthetic Municipal
Instruments
------------------------------------------------------------------------------
                            INVESTMENT TECHNIQUES
------------------------------------------------------------------------------
Delayed Delivery                X                 X                 X
Transactions

When-Issued Securities          X                 X                 X

Short Sales                     X                 X                 X

Margin Transactions             X                 X                 X

Swap Agreements                 X                 X                 X

Interfund Loans                 X                 X                 X

Borrowing and Leverage          X                 X                 X

                       AIM SPECIAL OPPORTUNITIES FUNDS

               SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

         FUND                  AIM               AIM               AIM
                         OPPORTUNITIES I   OPPORTUNITIES II   OPPORTUNITIES III
SECURITY/                      FUND              FUND              FUND
INVESTMENT
TECHNIQUE
------------------------------------------------------------------------------
Lending Portfolio               X                 X                 X
Securities

Repurchase Agreements           X                 X                 X

Reverse Repurchase              X                 X                 X
Agreements

Dollar Rolls

Illiquid Securities             X                 X                 X

Rule 144A Securities            X                 X                 X

Unseasoned Issuers              X                 X                 X

Portfolio Transactions

Sale of Money Market
Securities

Standby Commitments
------------------------------------------------------------------------------
                                 DERIVATIVES
------------------------------------------------------------------------------
Equity-Linked                   X                 X                 X
Derivatives

Put Options                     X                 X                 X

Call Options                    X                 X                 X

Straddles                       X                 X                 X

Warrants                        X                 X                 X

Futures Contracts and           X                 X                 X
Options on Futures
Contracts

Forward Currency                X                 X                 X
Contracts

Cover                           X                 X                 X
------------------------------------------------------------------------------
               ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
------------------------------------------------------------------------------
Special Situations              X                 X                 X

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Each Fund may invest up to 25% of its total assets in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depository Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest up to 25% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         Risks of Developing Countries. Opportunities I, Opportunities II and Opportunities III each may invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country;
(2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments for Equity Funds

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and (iii) other considerations deemed appropriate.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         The funds may sell shares in other investment companies short.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         A fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. The Funds intend from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Funds do not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Funds must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Funds, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Funds are required to pay to the broker-dealer the amount of any dividends paid on shares sold short.

         To secure their obligation to deliver to such broker-dealer the securities sold short, the Funds must segregate an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Furthermore, until the Funds replace the borrowed security, they must maintain daily the segregated assets at a level so that (1) the amount segregated plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (2) the amount segregated plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the Funds will not gain any leverage merely by selling short, except to the extent that they earn interest on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

         The Funds are said to have a short position in the securities sold until they deliver to the broker-dealer the securities sold, at which time the Funds receive the proceeds of the sale. The Funds will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

         The amount of each Fund's net assets that will at any time be deposited with the broker or segregated as described above will not exceed 25%. These deposits do not have the effect of limiting the amount of money that the Funds may lose on a short sale, as the Funds' possible losses may exceed the total amount of deposits.

         The Funds will realize a gain if the price of a security declines between the date of the short sale and the date on which the Funds purchase a security to replace the borrowed security. On the other hand, the Funds will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Funds may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Funds' investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

         The Funds may also make short sales "against the box", meaning that at all times when a short position is open the Funds own an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Such short sales will also be subject to the limitations on short sale transactions referred to above. Short sales "against the box" result in a "constructive sale" and require the Funds to recognize any taxable gain unless an exception to the constructive sale rule applies.

         In addition to enabling the Funds to hedge against market risk, short sales may afford the Funds an opportunity to earn additional current income to the extent the Funds are able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Funds' short positions remain open. The Funds believe that many broker-dealers will be willing to enter into such arrangements, but there is no assurance that the Funds will be able to enter into such arrangements to the desired degree.

         MARGIN TRANSACTIONS. The Funds may purchase securities on margin, and each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other Funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING AND LEVERAGE. The Funds may borrow money from banks (including the Funds' custodian bank), subject to the limitations under the 1940 Act.

         The Funds may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Funds' shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Funds' shares will decrease faster than would otherwise be the case. The Funds will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds will be required to reduce their borrowings within three days to the extent necessary to satisfy this requirement. To reduce their borrowings, the Funds might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Funds would not otherwise incur, and the Funds may therefore have little or no investment income during periods of substantial borrowings.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments and to increase the Funds' return. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets. Each Fund may use up to 10% of its total assets to purchase put and call options on foreign currencies.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing "Covered" Options. A Fund may write "covered" put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Funds' overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         Each Fund has the ability to short Futures Contracts and options on Futures Contracts.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the

Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 25% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 25%. Each Fund currently does not intend to enter into options or futures transactions other than for bona fide hedging purposes.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward contracts may require that Fund to set aside assets to reduce the risks associated with using forward contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not write put and call options unless it owns an offsetting "covered" position described below. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Each Fund can cover a written put option by:

         o Selling short the underlying security, index, interest rate, foreign currency or futures contract at the same or greater price than the exercise price of the put option;

         o Purchasing a put option on the same security or index or interest rate, foreign currency or futures contract with the same or greater exercise price;

         o Purchasing a put option on the same security or index or interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

         o Segregating cash or liquid securities (not limited to the underlying security), marked-to-market daily, equal to at least the exercise price of the optioned securities, interest rate, foreign currency or futures contract.

         Each Fund can cover a written call option by:

         o Purchasing the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

         o Purchasing a call option on the same security or index or interest rate, foreign currency or futures contract with the same or lesser exercise price;

         o Purchasing a call option on the same security or index or interest rate, foreign currency or futures contract with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

         o Segregating cash or liquid securities (not limited to the underlying security) equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract, all marked-to-market daily; or

         o In the case of an index, purchasing a portfolio of securities substantially replicating the movement of the index.

         Bona Fide Hedging. Each Fund will only enter into options and futures transactions for bona fide hedging purposes. The CFTC has defined bona fide hedging in its Rule 1.3(z) which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures and related options by the Funds that would satisfy the Rule include the following:

         (1) to hedge various pertinent securities market risks (e.g. interest rate movements, and broad based or specific equity or fixed-income market movements);

         (2) to establish a position as a temporary substitute for purchasing or selling particular securities; and

         (3) to maintain liquidity while simulating full investment in the securities markets.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         SPECIAL SITUATIONS. Each Fund may invest in "special situations." A special situation arises when, in the opinion of a Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund may not borrow money, or issue senior securities except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

         (2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

         (3) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (5) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the

Fund from engaging in transactions such as futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (7) The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction on borrowing, each Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Each Fund may borrow from banks, broker/dealers or investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"). Each Fund may borrow for leveraging, and may also borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

         (2) In complying with the fundamental restriction regarding industry concentration, each Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (3) In complying with the fundamental restriction with regard to making loans, each Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (4) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, each Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (5) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         (6) Each fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.

         The members of the Audit Committee are: Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between fund management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of each Fund, (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) to assist the board's oversight of each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, to pre-approve all permissible non-audit services that are provided to each Fund by its independent auditors; (vi) to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by each Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, to prepare an audit committee report for inclusion in each Fund's annual proxy statement. During the fiscal year ended October 31, 2003, the Audit Committee held seven meetings.

         The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis, and Lewis S. Sklar. The Governance Committee is responsible for (i) nominating persons who are not interested persons of the Trust for election or appointment; (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust as meetings called for the election of trustees, (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the

Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing the evaluating from time to time the functioning of the Board and the various committees of the board, (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust.

         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended October 31, 2003, the Governance Committee held five meetings.

         Notice procedures set forth in the Trust's bylaws, require that any shareholder of a fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

         The members of the Investments Committee are Messrs. Baker, Bayley, Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended October 31, 2003, the Investments Committee held four meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis to review matters related to valuation. During the fiscal year ended October 31, 2003, the Valuation Committee held one meeting.

         The members of the Special Committee Relating to Market Timing Issuers are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended October 31, 2003, the Special Committee Relating to Market Timing Issues did not meet.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved by each Fund for the Trust's Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however, those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

         The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

         For the advisory services it provides to Opportunities I, AIM is entitled to receive a base management fee calculated at the annual rate of 1.00% of Opportunities I's average daily net assets (the "Opportunities I Base Fee"). This Opportunities I Base Fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Opportunities I exceeds the sum of 2.00% and the investment record of the Russell 2000--Registered Trademark-- Index (the "Small Cap Index"), or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment record of the Small Cap Index less 2.00% exceeds the investment performance of the Class A shares of Opportunities I (the "Opportunities I Fee Adjustment"). The maximum Opportunities I Fee Adjustment, if any, will be 0.75% annually.

         The maximum annual fee payable to AIM will be 1.75% of average daily net assets, and the minimum annual fee payable to AIM will be 0.25% of average daily net assets.

         In determining the Opportunities I Fee Adjustment, if any, applicable during any month, AIM will compare the investment performance of the Class A shares of Opportunities I for the twelve-month period ending on the last day of the prior month (the "Opportunities I Performance Period") to the investment record of the Small Cap Index during the Opportunities I Performance Period. The investment performance of Opportunities I will be determined by adding together
(i) the change in the net asset value of the Class A shares during the Opportunities I Performance Period, (ii) the value of cash distributions made by Opportunities I to holders of Class A shares to the end of the Opportunities I Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Opportunities I Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Opportunities I Performance Period. The investment record of the Small Cap Index will be determined by adding together (i) the change in the level of the Small Cap Index during the Opportunities I Performance Period and (ii) the value, computed consistently with the Small Cap Index, of cash distributions made by companies whose securities comprise the Small Cap Index accumulated to the end of the Opportunities I Performance Period, and will be expressed as a percentage of the Small Cap Index level at the beginning of such period.

         After it determines any Opportunities I Fee Adjustment, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Opportunities I Fee Adjustment by the average daily net assets of Opportunities I during the Opportunities I Performance Period and dividing that number by the number of days in the Opportunities I Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

         If the trustees determine at some future date that another securities index is a better representative of the composition of Opportunities I than is the Small Cap Index, the trustees may change the securities index used to compute the Opportunities I Fee Adjustment. If the trustees do so, the new securities index (the "New Small Cap Index") will be applied prospectively to determine the amount of the Opportunities I Fee Adjustment. The Small Cap Index will continue to be used to determine the amount of the Opportunities I Fee Adjustment for that part of the Opportunities I Performance Period prior to the effective date of the New Small Cap Index. A change in the Small Cap Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

         The amount Opportunities I will pay to AIM in performance fees is not susceptible to estimation, since it depends upon the future relative performance of Opportunities I and the Small Cap Index.

         For the advisory services it provides to Opportunities II, AIM is entitled to receive a base management fee calculated at the annual rate of 1.50% of Opportunities II's average daily net assets (the "Opportunities II Base Fee"). This Opportunities II Base Fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Opportunities II exceeds the sum of 2.00% and the investment record of the S&P MidCap 400 Index (the "Mid Cap Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Mid Cap Index less 2.00% exceeds the investment performance of the Class A shares of Opportunities II (the "Opportunities II Fee Adjustment"). The maximum or minimum Opportunities II Fee Adjustment, if any, will be 1.00% annually.

         The maximum annual fee payable to AIM will be 2.50% of average daily net assets, and the minimum annual fee payable to AIM will be 0.50% of average daily net assets.

         In determining the Opportunities II Fee Adjustment, if any, applicable during any month, AIM will compare the investment performance of the Class A shares of Opportunities II for the twelve-month period ending on the last day of the prior month (the "Opportunities II Performance Period") to the investment record of the Mid Cap Index during the Opportunities II Performance Period. The investment performance of Opportunities II will be determined by adding together
(i) the change in the net asset value of the Class A shares during the Opportunities II Performance Period, (ii) the value of cash distributions made by Opportunities II to holders of Class A shares to the end of the Opportunities II Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Opportunities II Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Opportunities II Performance Period. The investment record of the Mid Cap Index will be determined by adding together (i) the change in the level of the Mid Cap Index during the Opportunities II Performance Period and (ii) the value, computed consistently with the Mid Cap Index, of cash distributions made by companies whose securities comprise the Mid Cap Index accumulated to the end of the Opportunities II Performance Period, and will be expressed as a percentage of the Mid Cap Index level at the beginning of such period.

         After it determines any Opportunities II Fee Adjustment, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Opportunities II Fee Adjustment by the average daily net assets of Opportunities II during the Opportunities II Performance Period and dividing that number by the number of days in the Opportunities II Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

         If the trustees determine at some future date that another securities index is a better representative of the composition of Opportunities II than is the Mid Cap Index, the trustees may change the securities index used to compute the Opportunities II Fee Adjustment. If the trustees do so, the new securities index (the "New Mid Cap Index") will be applied prospectively to determine the amount of the Opportunities II Fee Adjustment. The Mid Cap Index will continue to be used to determine the amount of the Opportunities II Fee Adjustment for that part of the Opportunities II Performance Period prior to the effective date of the New Mid Cap Index. A change in the Mid Cap Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

         The amount Opportunities II will pay to AIM in performance fees is not susceptible to estimation, since it depends upon the future relative performance of Opportunities II and the Mid Cap Index.

         For the advisory services it provides to Opportunities III, AIM is entitled to receive a base management fee calculated at the annual rate of 1.50% of Opportunities III's average daily net assets (the "Opportunities III Base Fee"). This Opportunities III Base Fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of Opportunities III exceeds the sum of 2.00% and the investment record of the S&P 500 Index (the "Large Cap Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Large Cap Index less 2.00% exceeds the investment performance of the Class A shares of Opportunities III (the "Opportunities III Fee Adjustment"). The maximum or minimum Opportunities III Fee Adjustment, if any, will be 1.00% annually.

         The maximum annual fee payable to AIM will be 2.50% of average daily net assets, and the minimum annual fee payable to AIM will be 0.50% of average daily net assets.

         In determining the Opportunities III Fee Adjustment, if any, applicable during any month, AIM will compare the investment performance of the Class A shares of Opportunities III for the twelve-month period ending on the last day of the prior month (the "Opportunities III Performance Period") to the investment record of the Large Cap Index during the Opportunities III Performance Period. The investment performance of Opportunities III will be determined by adding together (i) the change in the net asset value of the Class A shares during the Opportunities III Performance Period, (ii) the value of cash distributions made by Opportunities III to holders of Class A shares to the end of the Opportunities III Performance Period, and (iii) the value of capital gains taxes per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Opportunities III Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Opportunities III Performance Period. The investment record of the Large Cap Index will be determined by adding together
(i) the change in the level of the Large Cap Index during the Opportunities III Performance Period and (ii) the value, computed consistently with the Large Cap Index, of cash distributions made by companies whose securities comprise the Large Cap Index accumulated to the end of the Opportunities III Performance Period, and will be expressed as a percentage of the Large Cap Index level at the beginning of such period.

         After it determines any Opportunities III Fee Adjustment, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Opportunities III Fee Adjustment by the average daily net assets of Opportunities III during the Opportunities III Performance Period and dividing that number by the number of days in the Opportunities III Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

         If the trustees determine at some future date that another securities index is a better representative of the composition of Opportunities III than is the Large Cap Index, the trustees may change the securities index used to compute the Opportunities III Fee Adjustment. If the trustees do so, the new securities index (the "New Large Cap Index") will be applied prospectively to determine the amount of the Opportunities III Fee Adjustment. The Large Cap Index will continue to be used to determine the amount of the Opportunities III Fee Adjustment for that part of the Opportunities III Performance Period prior to the effective date of the New Large Cap Index. A change in the Large Cap Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

         The amount Opportunities III will pay to AIM in performance fees is not susceptible to estimation, since it depends upon the future relative performance of Opportunities III and the Large Cap Index.

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix F.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31 are found in Appendix G.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. AIM Investment Services, Inc. ("AIS") (formerly, A I M Fund Services, Inc.), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AIS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AIS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31 are found in Appendix H.

COMMISSIONS

         During the last three fiscal years ended October 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various

AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information and providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2003, are found in Appendix I.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2003, is found in Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

          Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their

Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, and any other AIM Fund which has more than 5% of its outstanding shares owned by AIM or one of its affiliates, officers, directors or employees will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund               AIM Large Cap Growth Fund
AIM Asia Pacific Growth Fund             AIM Libra Fund
AIM Basic Value Fund                     AIM Mid Cap Basic Value Fund
AIM Blue Chip Fund                       AIM Mid Cap Core Equity Fund
AIM Capital Development Fund             AIM Mid Cap Growth Fund
AIM Charter Fund                         AIM Opportunities I Fund
AIM Constellation Fund                   AIM Opportunities II Fund
AIM Dent Demographic Trends Fund         AIM Opportunities III Fund
AIM Emerging Growth Fund                 AIM Premier Equity Fund
AIM European Growth Fund                 AIM Select Equity Fund
AIM European Small Company Fund          AIM Small Cap Equity Fund
AIM International Emerging Growth Fund   AIM Small Cap Growth Fund
AIM International Growth Fund            AIM Weingarten Fund
                                         INVESCO International Core Equity Fund

                                                                         Dealer
                                       Investor's Sales Charge         Concession
                                       -------------------------       -------------
                                            As a         As a              As a
                                         Percentage   Percentage        Percentage
                                       of the Public  of the Net       of the Public
      Amount of Investment in             Offering      Amount           Offering
       Single Transaction(1)               Price       Invested            Price
     -------------------------         -------------  ----------       -------------
              Less than $   25,000        5.50%          5.82%            4.75%
$  25,000 but less than $   50,000        5.25           5.54             4.50
$  50,000 but less than $  100,000        4.75           4.99             4.00
$ 100,000 but less than $  250,000        3.75           3.90             3.00
$ 250,000 but less than $  500,000        3.00           3.09             2.50
$ 500,000 but less than $1,000,000        2.00           2.04             1.60

(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.


CATEGORY II FUNDS

AIM Balanced Fund                       AIM Global Trends Fund
AIM Basic Balanced Fund                 AIM High Income Municipal Fund
AIM Developing Markets Fund             AIM High Yield Fund
AIM Global Aggressive Growth Fund       AIM Income Fund
AIM Global Energy Fund                  AIM Intermediate Government Fund
AIM Global Financial Services Fund      AIM Municipal Bond Fund
AIM Global Growth Fund                  AIM Real Estate Fund
AIM Global Health Care Fund             AIM Total Return Bond Fund

                                                                           Dealer
                                           Investor's Sales Charge       Concession
                                          -------------------------     -------------
                                              As a           As a           As a
                                            Percentage    Percentage      Percentage
                                          of the Public   of the Net    of the Public
        Amount of Investment in             Offering        Amount        Offering
          Single Transaction                  Price        Invested         Price
       -------------------------          -------------   ----------      ---------
              Less than $   50,000           4.75%          4.99%           4.00%
$  50,000 but less than $  100,000           4.00           4.17            3.25
$ 100,000 but less than $  250,000           3.75           3.90            3.00
$ 250,000 but less than $  500,000           2.50           2.56            2.00
$ 500,000 but less than $1,000,000           2.00           2.04            1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                           Dealer
                                         Investor's Sales Charge         Concession
                                         -----------------------        -------------
                                             As a           As a            As a
                                          Percentage     Percentage      Percentage
                                         of the Public   of the Net     of the Public
       Amount of Investment in             Offering        Amount         Offering
         Single Transaction                 Price         Invested         Price
       -----------------------           -------------   ----------     -------------
             Less than $  100,000           1.00%          1.01%            0.75%
$100,000 but less than $  250,000           0.75           0.76             0.50
$250,000 but less than $1,000,000           0.50           0.50             0.40

         Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

                     1% of the first $2 million
                     plus 0.80% of the next $1 million
                     plus 0.50% of the next $17 million
                     plus 0.25% of amounts in excess of $20 million

         If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value "NAV" to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                    0.50% of the first $2 million
                    plus 0.25% of amounts in excess of $20 million

          This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         o an individual (including his or her spouse or domestic partner, and children);

         o any trust established exclusively for the benefit of an individual;

         o a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         o        a qualified tuition plan account, maintained pursuant to
                  Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         o a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the
                  Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

                  a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

                  b. each transmittal is accompanied by a single check or wire transfer; and

                  c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.


OTHER GROUPS

         o any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account, provided that:

                  a. the organization has been in existence for at least six months; and

                  b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

         Calculating the Initial Sales Charge

         o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

         o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

         o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

         o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         Calculating the Number of Shares to be Purchased

         o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

         o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

         o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

         o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

         Fulfilling the Intended Investment

         o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

         o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

         o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         Canceling the LOI

         o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

         o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

         LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 31, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class Shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

         o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

         o Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

         o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

                  a.       a plan's initial investment is at least $1 million;

                  b.       the employer or plan sponsor signs a $1 million LOI;

                  c. there are at least 100 employees eligible to participate in the plan; or

                  d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

                  e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

                  f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges.

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unit holder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

         o Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement;

         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

         o Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code; and

         o Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

         o        the reinvestment of dividends and distributions from a Fund;

         o        exchanges of shares of certain Funds;

         o        use of the reinstatement privilege; or

         o        a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                   0.75% of the first $5 million
                   plus 0.50% of amounts in excess of $5 million

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at
(800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the NYSE. AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001, and through October 30, 2002, a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I or II Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds held more than 18 months;

         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         o        Redemptions from private foundations or endowment funds;

         o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         o Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         o Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 (and through October 30, 2002 with respect to Category III Funds), unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

         o Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares; and

         o Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age
                  70 1/2;

         o Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

         o Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value
                  Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         o Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

         o        Investment account(s) of AIM.

         CDSCs will not apply to the following redemptions of Class C shares:

         o A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

         o A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

         o Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         o Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class R shares:

         o Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

  Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.

         For example, at the close of business on October 31, 2003, AIM Opportunities II Fund - Class A shares had a net asset value per share of $17.21. The offering price, assuming an initial sales charge of 5.50%, therefore was $18.21 .

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.


         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ

National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at The NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of a Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions. It is each Funds' intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another

AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return on capital to the shareholder with respect to such shares even though it would be subject to income tax.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss (except in these cases which are eligible to make an election to treat the gain/loss as capital).

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. However, certain capital gain dividends distributed to non-corporate shareholders for a Fund's fiscal year ended October 31, 2003, may be taxable at a maximum rate of 20%. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed the maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on February 27, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of dividends from income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

         FUND                               CLASS A           CLASS B        CLASS C
         ----                               -------           -------        -------
         AIM Opportunities I Fund            0.35%             1.00%          1.00%
         AIM Opportunities II Fund           0.35              1.00           1.00
         AIM Opportunities III Fund          0.35              1.00           1.00

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares or Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix J for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended October 31, 2003 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2003.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended October 31 are found in Appendix L.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.


Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000;

                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the beginning of the one, five or ten year periods);

                n       =    number of years; and

                ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the one, five or ten year periods (or fractional portion of such period).


         The average annual total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix M.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000;

                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

                n      =   number of years; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

----------

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000;

                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix M.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:
                                       n
                                 P(1+T)  = ATV
                                              D

where    P   =   a hypothetical initial payment of $1,000;

         T   =   average annual total return (after taxes on distributions);

         n   =   number of years; and

      ATV    =   ending value of a hypothetical $1,000 payment made at the
         D       beginning of the one, five, or ten year periods (or since
                 inception, if applicable) at the end of the one, five, or 10-year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix M.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T)  = ATV
                                              DR

where    P    =   a hypothetical initial payment of $1,000;
         T    =   average annual total return (after taxes on distributions and redemption);
         n    =   number of years; and

       ATV    =   ending value of a hypothetical $1,000 payment made at the
          DR      beginning of the one, five or ten year periods (or since
                  inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix M.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Broker World                       Inc.                                Pensions & Investments
         Business Week                      Institutional Investor              Personal Investor
         Changing Times                     Insurance Forum                     Philadelphia Inquirer
         Christian Science Monitor          Insurance Week                      USA Today
         Consumer Reports                   Investor's Business Daily           U.S. News & World Report
         Economist                          Journal of the American             Wall Street Journal
         FACS of the Week                         Society of CLU & ChFC         Washington Post
         Financial Planning                 Kiplinger Letter                    CNN
         Financial Product News             Money                               CNBC
         Financial Services Week            Mutual Fund Forecaster              PBS
         Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Bloomberg
         NAREIT
         Lipper Mid Cap Growth Fund Index
         Lipper Multi-Cap Core Fund Index
         Lipper Small Cap Growth Fund Index
         Lipper Large Cap Growth Fund Index
         Russell 1000--Registered Trademark-- Growth Index
         Russell 2000--Registered Trademark-- Index
         Russell 2000--Registered Trademark-- Growth Index
         Russell Mid Cap--Registered Trademark-- Growth Index
         Russell Mid Cap--Registered Trademark-- Index
         Standard & Poor's 500 Stock Index
         Standard & Poor's MidCap 400 Stock Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                               PENDING LITIGATION

         A number of civil lawsuits, including purported class action and shareholder derivative suits, have been file that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served as of February 23, 2004 is set forth in Appendix N.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:


                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

          Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA


         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

         Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

          An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

          Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                        TRUSTEES AND OFFICERS INFORMATION

                              As of January 1, 2004

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM and INVESCO Funds complex except for Messrs. Baker, Bunch, Lewis and Soll who oversee 96 portfolios and Mr. Williamson who oversees 117 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trusts organizational documents. Column two below includes length of time served with predecessor entities, if any.

       NAME, YEAR OF           TRUSTEE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OTHER TRUSTEESHIP(S)
       BIRTH AND               AND/OR                                                           HELD BY TRUSTEE
       POSITION(S) HELD        OFFICER
       WITH THE TRUST          SINCE
     -------------------------------------------------------------------------------------------------------------
     INTERESTED PERSONS
     -------------------------------------------------------------------------------------------------------------
     Robert H. Graham(1) --      1998      Director and Chairman, A I M Management Group    None
     1946                                  Inc. (financial services holding company); and
     Trustee, Chairman and                 Director and Vice Chairman, AMVESCAP PLC and
     President                             Chairman of AMVESCAP PLC - AIM Division
                                           (parent of AIM and a global investment
                                           management firm)

                                           Formerly: President and Chief Executive
                                           Officer, A I M Management Group Inc.;
                                           Director, Chairman and President, A I M
                                           Advisors, Inc. (registered investment
                                           advisor); Director and Chairman, A I M Capital
                                           Management, Inc. (registered investment
                                           advisor), A I M Distributors, Inc. (registered
                                           broker dealer), AIM Investment Services, Inc.,
                                           (registered transfer agent), and Fund
                                           Management Company (registered broker dealer);
                                           and Chief Executive Officer, AMVESCAP PLC -
                                           Managed Products


     Mark H. Williamson(2) --    2003      Director, President and Chief Executive          None
     1951                                  Officer, A I M Management Group Inc.
     Trustee and Executive                 (financial services holding company);
     Vice President                        Director, Chairman and President, A I M
                                           Advisors, Inc. (registered investment
                                           advisor); Director, A I M Capital Management,
                                           Inc. (registered investment advisor) and A I M
                                           Distributors, Inc. (registered broker dealer);
                                           Director and Chairman, AIM Investment
                                           Services, Inc., (registered transfer agent),
                                           and Fund Management Company (registered broker
                                           dealer); and Chief Executive Officer, AMVESCAP
                                           PLC - AIM Division (parent of AIM and a global
                                           investment management firm)

                                           Formerly:  Director, Chairman, President and
                                           Chief Executive Officer, INVESCO Funds Group,
                                           Inc. and INVESCO Distributors, Inc.; Chief
                                           Executive Officer, AMVESCAP PLC - Managed
                                           Products; Chairman and Chief Executive Officer
                                           of NationsBanc Advisors, Inc.; and Chairman of
                                           NationsBanc Investments, Inc.

--------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

       NAME, YEAR OF           TRUSTEE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OTHER TRUSTEESHIP(S)
       BIRTH AND               AND/OR                                                           HELD BY TRUSTEE
       POSITION(S) HELD        OFFICER
       WITH THE TRUST          SINCE
     -------------------------------------------------------------------------------------------------------------
     INDEPENDENT TRUSTEES
     -------------------------------------------------------------------------------------------------------------
     Bob R. Baker - 1936         2003      Retired                                          None
     Trustee
                                           Formerly:  President and Chief Executive
                                           Officer, AMC Cancer Research Center; and
                                           Chairman and Chief Executive Officer, First
                                           Columbia Financial Corporation


     Frank S. Bayley -- 1939     2001      Of Counsel, law firm of Baker & McKenzie         Badgley Funds, Inc.
     Trustee                                                                                (registered
                                           Formerly:  Partner, law firm of Baker &          investment company)
                                           McKenzie


     James T. Bunch - 1942       2003      Co-President and Founder, Green, Manning &       None
     Trustee                               Bunch Ltd., (investment banking firm); and
                                           Director, Policy Studies, Inc. and Van Gilder
                                           Insurance Corporation


     Bruce L. Crockett --        1998      Chairman, Crockett Technology Associates         ACE Limited
     1944                                  (technology consulting company)                  (insurance company);
     Trustee                                                                                and Captaris, Inc.
                                                                                            (unified messaging
                                                                                            provider)


     Albert R. Dowden --         2000      Director of a number of public and private       Cortland Trust, Inc.
     1941                                  business corporations, including the Boss        (Chairman)
     Trustee                               Group, Ltd. (private investment and              (registered
                                           management) and Magellan Insurance Company       investment company);
                                           Formerly:  Director, President and Chief         Annuity and Life Re
                                           Executive Officer, Volvo Group North America,    (Holdings), Ltd.
                                           Inc.; Senior Vice President, AB Volvo; and       (insurance company)
                                           director of various affiliated Volvo companies


     Edward K. Dunn, Jr. --      1998      Retired                                          None
     1935                                  Formerly: Chairman, Mercantile Mortgage Corp.;
     Trustee                               President and Chief Operating Officer,
                                           Mercantile-Safe Deposit & Trust Co.; and
                                           President, Mercantile Bankshares Corp.


     Jack M. Fields -- 1952      1998      Chief Executive Officer, Twenty First Century    Administaff; and
     Trustee                               Group, Inc. (government affairs company) and     Discovery Global
                                           Texana Timber LP (sustained forestry company)    Education Fund
                                                                                            (non-profit)


     Carl Frischling -- 1937     1998      Partner, law firm of Kramer Levin Naftalis and   Cortland Trust, Inc.
     Trustee                               Frankel LLP                                      (registered
                                                                                            investment company

       NAME, YEAR OF           TRUSTEE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OTHER TRUSTEESHIP(S)
       BIRTH AND               AND/OR                                                           HELD BY TRUSTEE
       POSITION(S) HELD        OFFICER
       WITH THE TRUST          SINCE
     -------------------------------------------------------------------------------------------------------------
     Gerald J. Lewis - 1933      2003      Chairman, Lawsuit Resolution Services (San       General Chemical
     Trustee                               Diego, California)                               Group, Inc.

                                           Formerly:  Associate Justice of the California
                                           Court of Appeals


     Prema Mathai-Davis --       1998      Formerly: Chief Executive Officer, YWCA of the   None
     1950                                  USA
     Trustee


     Lewis F. Pennock --         1998      Partner, law firm of Pennock & Cooper            None
     1942
     Trustee


     Ruth H. Quigley -- 1935     2001      Retired                                          None
     Trustee


     Louis S. Sklar -- 1939      1998      Executive Vice President, Development and        None
     Trustee                               Operations, Hines Interests Limited
                                           Partnership (real estate development company)


     Larry Soll, Ph.D. -         2003      Retired                                          None
     1942
     Trustee

     -------------------------------------------------------------------------------------------------------------
     OTHER OFFICERS
     -------------------------------------------------------------------------------------------------------------
     Kevin M. Carome- 1956       2003      Director, Senior Vice President, Secretary and   N/A
     Senior Vice President                 General Counsel, A I M Management Group Inc.
     and Chief Legal Officer               (financial services holding company) and A I M
                                           Advisors, Inc.; Vice President, A I M Capital
                                           Management, Inc., A I M Distributors, Inc. and
                                           AIM Investment Services, Inc.; and Director,
                                           Vice President and General Counsel, Fund
                                           Management Company

                                           Formerly:  Senior Vice President and General
                                           Counsel, Liberty Financial Companies, Inc.;
                                           and Senior Vice President and General Counsel,
                                           Liberty Funds Group, LLC


     Stuart W. Coco -- 1955      2002      Managing Director and Director of Money Market   N/A
     Vice President                        Research and Special Projects, A I M Capital
                                           Management ,Inc.; and Vice President, A I M
                                           Advisors, Inc.

       NAME, YEAR OF           TRUSTEE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OTHER TRUSTEESHIP(S)
       BIRTH AND               AND/OR                                                           HELD BY TRUSTEE
       POSITION(S) HELD        OFFICER
       WITH THE TRUST          SINCE
     -------------------------------------------------------------------------------------------------------------
     Melville B. Cox -- 1943     1998      Vice President and Chief Compliance Officer,     N/A
     Vice President                        A I M Advisors, Inc. and A I M Capital
                                           Management, Inc.; and Vice President, AIM
                                           Investment Services, Inc.


     Sidney M. Dilgren -         2004      Vice President and Fund Treasurer, A I M         N/A
     1961                                  Advisors, Inc.; Sr. Vice President, AIM
     Vice President and                    Investment Services, Inc.; and Vice President,
     Treasurer                             A I M Distributors, Inc.


     Edgar M. Larsen -- 1940     1999      Vice President, A I M Advisors, Inc.; and        N/A
     Vice President                        President, Chief Executive Officer and
                                           Chief Investment Officer, A I M Capital
                                           Management, Inc.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2003

     NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES            AGGREGATE DOLLAR RANGE OF EQUITY
                                                PER FUND                           SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                   TRUSTEE IN THE AIM FAMILY OF
                                                                                  FUNDS--REGISTERED TRADEMARK--
--------------------------------------------------------------------------------------------------------------------
Robert H. Graham            Opportunities III                  $50,001-$100,000              Over $100,000
                            Opportunities I                       Over $100,000

Mark H. Williamson                                   [- 0 -]                                  Over $100,000

Bob R. Baker                Opportunities III                        $1-$10,000               Over $100,000

Frank S. Bayley                                      [- 0 -]                                $50,001 - $100,000

James T. Bunch              Opportunities III                        $1-$10,000               Over $100,000

Bruce L. Crockett                                    [- 0 -]                                 $10,001-$50,000

Albert R. Dowden                                     [- 0 -]                                  Over $100,000

Edward K. Dunn, Jr.         Opportunities III                     Over $100,000               Over $100,000(3)

Jack M. Fields                                        - 0 -                                   Over $100,000(3)

Carl Frischling             Opportunities I                    $50,001-$100,000               Over $100,000(3)
                            Opportunities II                      Over $100,000
                            Opportunities III                  $50,001-$100,000

Gerald J. Lewis             Opportunities III                        $1-$10,000             $50,001 - $100,000

Prema Mathai-Davis                                     -0-                                    $1- $10,000(3)

Lewis F. Pennock                                       -0-                                  $50,001 - $100,000

Ruth H. Quigley                                        -0-                                     $1 -$10,000

Louis S. Sklar                                        - 0 -                                   Over $100,000(3)

Larry Soll, Ph.D.           Opportunities III   $50,001 - $100,000                             Over $100,000

----------


(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM and/or INVESCO Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE


         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM and/or INVESCO during the year ended December 31, 2003:

                                                              RETIREMENT        ESTIMATED
                                            AGGREGATE          BENEFITS      ANNUAL BENEFITS          TOTAL
                                        COMPENSATION FROM       ACCRUED      UPON RETIREMENT       COMPENSATION
                                               THE              BY ALL      FROM AIM FUNDS(3)      FROM ALL AIM
               TRUSTEE                       TRUST(1)        AIM FUNDS AND                           FUNDS(4)
                                                                INVESCO
                                                               FUNDS(2)
--------------------------------        -----------------   --------------   ---------------    -----------------
Bob R. Baker(5)                                  0          $  32,635          $114,131              $154,554

Frank S. Bayley                         $    3,061            131,228            90,000               159,000

James T. Bunch(5)                                0             20,436            90,000               138,679

Bruce L. Crockett                            3,081             46,000            90,000               160,000

Albert R. Dowden                             3,061             57,716            90,000               159,000

Edward K. Dunn, Jr.                          3,081             94,860            90,000               160,000

Jack M. Fields                               3,060             28,036            90,000               159,000

Carl Frischling(6)                           3,081             40,447            90,000               160,000

Gerald J. Lewis(5)                               0             20,436            90,000               142,054

Prema Mathai-Davis                           3,081             33,142            90,000               160,000

Lewis F. Pennock                             3,081             49,610            90,000               160,000

Ruth H. Quigley                              3,081            126,050            90,000               160,000

Louis S. Sklar                               3,081             72,786            90,000               160,000

Larry Soll(5)                                    0             48,830           108,090               140,429

(1) Amounts shown are based on the fiscal year ended October 31, 2003. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2003, including earnings, was $10,464.

(2) During the fiscal year ended October 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $7,943.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustee's retirement. These estimated benefits assume retirement at age 65 for the AIM Funds and at age 72 for the INVESCO Funds. Amounts shown assume each trustee serves until his or her normal retirement date and has ten years of service.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM, and therefore, received no compensation from the Trust during the fiscal year ended October 31, 2003.

(5) Messrs. Baker, Bunch, Lewis and Dr. Soll were elected as trustees of the Trust on October 21, 2003

(6) During the fiscal year ended October 31, 2003 the Trust paid $7,511 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

         The Proxy Voting Policies applicable to each Fund follow:

                          PROXY POLICIES AND PROCEDURES

REVIEWED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10, 2003

ADOPTED BY THE BOARD OF DIRECTORS OF EACH OF A I M ADVISORS, INC., A I M CAPITAL MANAGEMENT, INC., AIM PRIVATE ASSET MANAGEMENT, INC. AND AIM ALTERNATIVE ASSET MANAGEMENT COMPANY, INC. JUNE 26, 2003

                         (REVISED AS OF JANUARY 8, 2004)

A. Proxy Policies

         EACH OF A I M ADVISORS, INC., A I M CAPITAL MANAGEMENT, INC., AIM PRIVATE ASSET MANAGEMENT, INC. AND AIM ALTERNATIVE ASSET MANAGEMENT COMPANY, INC. (EACH AN "AIM ADVISOR" AND COLLECTIVELY "AIM") HAS THE FIDUCIARY OBLIGATION TO, AT ALL TIMES, MAKE THE ECONOMIC BEST INTEREST OF ADVISORY CLIENTS THE SOLE CONSIDERATION WHEN VOTING PROXIES OF COMPANIES HELD IN CLIENT ACCOUNTS. AS A GENERAL RULE, EACH AIM ADVISOR SHALL VOTE AGAINST ANY ACTIONS THAT WOULD REDUCE THE RIGHTS OR OPTIONS OF SHAREHOLDERS, REDUCE SHAREHOLDER INFLUENCE OVER THE BOARD OF DIRECTORS AND MANAGEMENT, REDUCE THE ALIGNMENT OF INTERESTS BETWEEN MANAGEMENT AND SHAREHOLDERS, OR REDUCE THE VALUE OF SHAREHOLDERS' INVESTMENTS. AT THE SAME TIME, AIM BELIEVES IN SUPPORTING THE MANAGEMENT OF COMPANIES IN WHICH IT INVESTS, AND WILL ACCORD PROPER WEIGHT TO THE POSITIONS OF A COMPANY'S BOARD OF DIRECTORS, AND THE AIM PORTFOLIO MANAGERS WHO CHOSE TO INVEST IN THE COMPANIES. THEREFORE, ON MOST ISSUES, OUR VOTES HAVE BEEN CAST IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS, AND WE DO NOT CURRENTLY EXPECT THAT TREND TO CHANGE. ALTHOUGH AIM'S PROXY VOTING POLICIES ARE STATED BELOW, AIM'S PROXY COMMITTEE CONSIDERS ALL RELEVANT FACTS AND CIRCUMSTANCES, AND RETAINS THE RIGHT TO VOTE PROXIES AS DEEMED APPROPRIATE.

         I. Boards Of Directors

                  A BOARD THAT HAS AT LEAST A MAJORITY OF INDEPENDENT DIRECTORS IS INTEGRAL TO GOOD CORPORATE GOVERNANCE. KEY BOARD COMMITTEES, INCLUDING AUDIT, COMPENSATION AND NOMINATING COMMITTEES, SHOULD BE COMPLETELY INDEPENDENT.

                  There are some actions by directors that should result in votes being withheld. These instances include directors who:

                  o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

                  o Attend less than 75 percent of the board and committee meetings without a valid excuse;

                  o Implement or renew a dead-hand or modified dead-hand poison pill;

                  o Sit on the boards of an excessive number of companies;

                  o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

                  o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

                  o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

                  o Long-term financial performance of the target company relative to its industry;

                  o        Management's track record;

                  o        Portfolio manager's assessment;

                  o        Qualifications of director nominees (both slates);

                  o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

                  o        Background to the proxy contest.

         II. Independent Auditors

                  A COMPANY SHOULD LIMIT ITS RELATIONSHIP WITH ITS AUDITORS TO THE AUDIT ENGAGEMENT, AND CERTAIN CLOSELY RELATED ACTIVITIES THAT DO NOT, IN THE AGGREGATE, RAISE AN APPEARANCE OF IMPAIRED INDEPENDENCE. WE WILL SUPPORT THE REAPPOINTMENT OF THE COMPANY'S AUDITORS UNLESS:

                  o IT IS NOT CLEAR THAT THE AUDITORS WILL BE ABLE TO FULFILL THEIR FUNCTION;

                  o THERE IS REASON TO BELIEVE THE INDEPENDENT AUDITORS HAVE RENDERED AN OPINION THAT IS NEITHER ACCURATE NOR INDICATIVE OF THE COMPANY'S FINANCIAL POSITION; OR

                  o THE AUDITORS HAVE A SIGNIFICANT PROFESSIONAL OR PERSONAL RELATIONSHIP WITH THE ISSUER THAT COMPROMISES THE AUDITORS' INDEPENDENCE.

         III. Compensation Programs

                  APPROPRIATELY DESIGNED EQUITY-BASED COMPENSATION PLANS, APPROVED BY SHAREHOLDERS, CAN BE AN EFFECTIVE WAY TO ALIGN THE INTERESTS OF LONG-TERM SHAREHOLDERS AND THE INTERESTS OF MANAGEMENT, EMPLOYEES AND DIRECTORS. PLANS SHOULD NOT SUBSTANTIALLY DILUTE SHAREHOLDERS' OWNERSHIP INTERESTS IN THE COMPANY, PROVIDE PARTICIPANTS WITH EXCESSIVE AWARDS OR HAVE OBJECTIONABLE STRUCTURAL FEATURES. WE WILL CONSIDER ALL INCENTIVES, AWARDS AND COMPENSATION, AND COMPARE THEM TO A COMPANY-SPECIFIC ADJUSTED ALLOWABLE DILUTION CAP AND A WEIGHTED AVERAGE ESTIMATE OF SHAREHOLDER WEALTH TRANSFER AND VOTING POWER DILUTION.

                  o WE WILL GENERALLY VOTE AGAINST EQUITY-BASED PLANS WHERE THE TOTAL DILUTION (INCLUDING ALL EQUITY-BASED PLANS) IS EXCESSIVE.

                  o WE WILL SUPPORT THE USE OF EMPLOYEE STOCK PURCHASE PLANS TO INCREASE COMPANY STOCK OWNERSHIP BY EMPLOYEES, PROVIDED THAT SHARES PURCHASED UNDER THE PLAN ARE ACQUIRED FOR NO LESS THAN 85% OF THEIR MARKET VALUE.

                   o WE WILL VOTE AGAINST PLANS THAT HAVE ANY OF THE FOLLOWING STRUCTURAL FEATURES: ABILITY TO RE-PRICE UNDERWATER OPTIONS WITHOUT SHAREHOLDER APPROVAL, ABILITY TO ISSUE OPTIONS WITH AN EXERCISE PRICE BELOW THE STOCK'S CURRENT MARKET PRICE, ABILITY TO ISSUE RELOAD OPTIONS, OR AUTOMATIC SHARE REPLENISHMENT ("EVERGREEN") FEATURE.

                   o WE WILL VOTE FOR PROPOSALS TO REPRICE OPTIONS IF THERE IS A VALUE-FOR-VALUE (RATHER THAN A SHARE-FOR-SHARE) EXCHANGE.

                   o WE WILL GENERALLY SUPPORT THE BOARD'S DISCRETION TO DETERMINE AND GRANT APPROPRIATE CASH COMPENSATION AND SEVERANCE PACKAGES.

         IV. Corporate Matters

                 We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  o WE WILL VOTE FOR MERGER AND ACQUISITION PROPOSALS THAT THE PROXY COMMITTEE AND RELEVANT PORTFOLIO MANAGERS BELIEVE, BASED ON THEIR REVIEW OF THE MATERIALS, WILL RESULT IN FINANCIAL AND OPERATING BENEFITS, HAVE A FAIR OFFER PRICE, HAVE FAVORABLE PROSPECTS FOR THE COMBINED COMPANIES, AND WILL NOT HAVE A NEGATIVE IMPACT ON CORPORATE GOVERNANCE OR SHAREHOLDER RIGHTS.

                  o WE WILL VOTE AGAINST PROPOSALS TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF ANY CLASS OF STOCK THAT HAS SUPERIOR VOTING RIGHTS TO ANOTHER CLASS OF STOCK.

                  o WE WILL VOTE FOR PROPOSALS TO INCREASE COMMON SHARE AUTHORIZATION FOR A STOCK SPLIT, PROVIDED THAT THE INCREASE IN AUTHORIZED SHARES WOULD NOT RESULT IN EXCESSIVE DILUTION GIVEN A COMPANY'S INDUSTRY AND PERFORMANCE IN TERMS OF SHAREHOLDER RETURNS.

                  o WE WILL VOTE FOR PROPOSALS TO INSTITUTE OPEN-MARKET SHARE REPURCHASE PLANS IN WHICH ALL SHAREHOLDERS PARTICIPATE ON AN EQUAL BASIS.

         V. Shareholder Proposals

                  SHAREHOLDER PROPOSALS CAN BE EXTREMELY COMPLEX, AND THE IMPACT ON SHARE VALUE CAN RARELY BE ANTICIPATED WITH ANY HIGH DEGREE OF CONFIDENCE. THE PROXY COMMITTEE REVIEWS SHAREHOLDER PROPOSALS ON A CASE-BY-CASE BASIS, GIVING CAREFUL CONSIDERATION TO SUCH FACTORS AS: THE PROPOSAL'S IMPACT ON THE COMPANY'S SHORT-TERM AND LONG-TERM SHARE VALUE, ITS EFFECT ON THE COMPANY'S REPUTATION, THE ECONOMIC EFFECT OF THE PROPOSAL, INDUSTRY AND REGIONAL NORMS APPLICABLE TO THE COMPANY, THE COMPANY'S OVERALL CORPORATE GOVERNANCE PROVISIONS, AND THE REASONABLENESS OF THE REQUEST.

                  o WE WILL GENERALLY ABSTAIN FROM SHAREHOLDER SOCIAL AND ENVIRONMENTAL PROPOSALS.

                  o WE WILL GENERALLY SUPPORT THE BOARD'S DISCRETION REGARDING SHAREHOLDER PROPOSALS THAT INVOLVE ORDINARY BUSINESS PRACTICES.

                  o WE WILL GENERALLY VOTE FOR SHAREHOLDER PROPOSALS THAT ARE DESIGNED TO PROTECT SHAREHOLDER RIGHTS IF THE COMPANY'S CORPORATE GOVERNANCE STANDARDS INDICATE THAT SUCH ADDITIONAL PROTECTIONS ARE WARRANTED.

                  o WE WILL GENERALLY VOTE FOR PROPOSALS TO LOWER BARRIERS TO SHAREHOLDER ACTION.

                  o WE WILL GENERALLY VOTE FOR PROPOSALS TO SUBJECT SHAREHOLDER RIGHTS PLANS TO A SHAREHOLDER VOTE. IN EVALUATING THESE PLANS, WE GIVE FAVORABLE CONSIDERATION TO THE PRESENCE OF "TIDE" PROVISIONS (SHORT-TERM SUNSET PROVISIONS, QUALIFIED BID/PERMITTED OFFER PROVISIONS, AND/OR MANDATORY REVIEW BY A COMMITTEE OF INDEPENDENT DIRECTORS AT LEAST EVERY THREE YEARS).

         VI. Other

                  o WE WILL VOTE AGAINST ANY PROPOSAL WHERE THE PROXY MATERIALS LACK SUFFICIENT INFORMATION UPON WHICH TO BASE AN INFORMED DECISION.

                  o WE WILL VOTE AGAINST ANY PROPOSALS TO AUTHORIZE THE PROXY TO CONDUCT ANY OTHER BUSINESS THAT IS NOT DESCRIBED IN THE PROXY STATEMENT.

                  o WE WILL VOTE ANY MATTERS NOT SPECIFICALLY COVERED BY THESE PROXY POLICIES AND PROCEDURES IN THE ECONOMIC BEST INTEREST OF ADVISORY CLIENTS.

                  AIM'S PROXY POLICIES, AND THE PROCEDURES NOTED BELOW, MAY BE AMENDED FROM TIME TO TIME.

B. Proxy Committee Procedures

         THE PROXY COMMITTEE CURRENTLY CONSISTS OF REPRESENTATIVES FROM THE LEGAL AND COMPLIANCE DEPARTMENT, THE INVESTMENTS DEPARTMENT AND THE FINANCE DEPARTMENT.

         THE COMMITTEE MEMBERS REVIEW DETAILED REPORTS ANALYZING THE PROXY ISSUES AND HAVE ACCESS TO PROXY STATEMENTS AND ANNUAL REPORTS. THE COMMITTEE THEN DISCUSSES THE ISSUES AND DETERMINES THE VOTE. THE COMMITTEE SHALL GIVE APPROPRIATE AND SIGNIFICANT WEIGHT TO PORTFOLIO MANAGERS' VIEWS REGARDING A PROPOSAL'S IMPACT ON SHAREHOLDERS. A PROXY COMMITTEE MEETING REQUIRES A QUORUM OF THREE COMMITTEE MEMBERS, VOTING IN PERSON OR BY PROXY.

         AIM'S PROXY COMMITTEE SHALL CONSIDER ITS FIDUCIARY RESPONSIBILITY TO ALL CLIENTS WHEN ADDRESSING PROXY ISSUES AND VOTE ACCORDINGLY. THE PROXY COMMITTEE MAY ENLIST THE SERVICES OF REPUTABLE OUTSIDE PROFESSIONALS AND/OR PROXY EVALUATION SERVICES, SUCH AS INSTITUTIONAL SHAREHOLDER SERVICES OR ANY OF ITS SUBSIDIARIES ("ISS"), TO ASSIST WITH THE ANALYSIS OF VOTING ISSUES AND/OR TO CARRY OUT THE ACTUAL VOTING PROCESS. TO THE EXTENT THE SERVICES OF ISS OR ANOTHER PROVIDER ARE USED, THE PROXY COMMITTEE SHALL PERIODICALLY REVIEW THE POLICIES OF THAT PROVIDER.

         IN ADDITION TO THE FOREGOING, THE FOLLOWING SHALL BE STRICTLY ADHERED TO UNLESS CONTRARY ACTION RECEIVES THE PRIOR APPROVAL OF THE FUNDS' BOARD OF DIRECTORS/TRUSTEES:

         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

         2. AIM will not publicly announce its voting intentions and the reasons therefore.

         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

         4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. Business/Disaster Recovery

         IF THE PROXY COMMITTEE IS UNABLE TO MEET DUE TO A TEMPORARY BUSINESS INTERRUPTION, SUCH AS A POWER OUTAGE, A SUB-COMMITTEE OF THE PROXY COMMITTEE MAY VOTE PROXIES IN ACCORDANCE WITH THE POLICIES STATED HEREIN. IF THE SUB-COMMITTEE OF THE PROXY COMMITTEE IS NOT ABLE TO

         VOTE PROXIES, THE SUB-COMMITTEE SHALL AUTHORIZE ISS TO VOTE PROXIES BY DEFAULT IN ACCORDANCE WITH ISS' PROXY POLICIES AND PROCEDURES, WHICH MAY VARY SLIGHTLY FROM AIM'S.

D. Restrictions Affecting Voting

         IF A COUNTRY'S LAWS ALLOW A COMPANY IN THAT COUNTRY TO BLOCK THE SALE OF THE COMPANY'S SHARES BY A SHAREHOLDER IN ADVANCE OF A SHAREHOLDER MEETING, AIM WILL NOT VOTE IN SHAREHOLDER MEETINGS HELD IN THAT COUNTRY, UNLESS THE COMPANY REPRESENTS THAT IT WILL NOT BLOCK THE SALE OF ITS SHARES IN CONNECTION WITH THE MEETING. ADMINISTRATIVE OR OTHER PROCEDURES, SUCH AS SECURITIES LENDING, MAY ALSO CAUSE AIM TO REFRAIN FROM VOTING. ALTHOUGH AIM CONSIDERS PROXY VOTING TO BE AN IMPORTANT SHAREHOLDER RIGHT, THE PROXY COMMITTEE WILL NOT IMPEDE A PORTFOLIO MANAGER'S ABILITY TO TRADE IN A STOCK IN ORDER TO VOTE AT A SHAREHOLDER MEETING.

E. Conflicts of Interest

         THE PROXY COMMITTEE REVIEWS EACH PROXY TO ASSESS THE EXTENT TO WHICH THERE MAY BE A MATERIAL CONFLICT BETWEEN AIM'S INTERESTS AND THOSE OF ADVISORY CLIENTS. A POTENTIAL CONFLICT OF INTEREST SITUATION MAY INCLUDE WHERE AIM OR AN AFFILIATE MANAGES ASSETS FOR, ADMINISTERS AN EMPLOYEE BENEFIT PLAN FOR, PROVIDES OTHER FINANCIAL PRODUCTS OR SERVICES TO, OR OTHERWISE HAS A MATERIAL BUSINESS RELATIONSHIP WITH, A COMPANY WHOSE MANAGEMENT IS SOLICITING PROXIES, AND FAILURE TO VOTE PROXIES IN FAVOR OF MANAGEMENT OF THE COMPANY MAY HARM AIM'S RELATIONSHIP WITH THE COMPANY. IN ORDER TO AVOID EVEN THE APPEARANCE OF IMPROPRIETY, THE PROXY COMMITTEE WILL NOT TAKE AIM'S RELATIONSHIP WITH THE COMPANY INTO ACCOUNT, AND WILL VOTE THE COMPANY'S PROXIES IN THE BEST INTEREST OF THE ADVISORY CLIENTS, IN ACCORDANCE WITH THESE PROXY POLICIES AND PROCEDURES.

         TO THE EXTENT THAT A COMMITTEE MEMBER HAS ANY CONFLICT OF INTEREST WITH RESPECT TO A COMPANY OR AN ISSUE PRESENTED, THAT COMMITTEE MEMBER SHOULD INFORM THE PROXY COMMITTEE OF SUCH CONFLICT AND ABSTAIN FROM VOTING ON THAT COMPANY OR ISSUE.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

         All information listed below is as of February 3, 2004.


AIM  OPPORTUNITIES I FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
-----------------------------------        -------------------        -------------------       -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-----------------------------------        -------------------        -------------------       -------------------
Merrill Lynch Pierce Fenner & Smith               6.74%                     16.42%                     23.96%
Attn:  Fund Administration
4880 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246

Carey & Co.
c/o Huntington Trust Co.
7 Easton Oval                                     5.42%                       N/A                       N/A
Columbus, OH  43219-6010


AIM  OPPORTUNITIES II FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
-----------------------------------        -------------------        -------------------       -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-----------------------------------        -------------------        -------------------       -------------------
Merrill Lynch Pierce Fenner & Smith               6.04%                     17.84%                     22.01%
Attn:  Fund Administration
4880 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246

Citigroup Global Markets House Acct#
00109801250
Attn:  Cindy Tempesta
333 West 34th Street                               N/A                       6.01%                      N/A
7th Floor
New York, NY 10001-2402

AIM OPPORTUNITIES III FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
-----------------------------------        -------------------        -------------------       -------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
-----------------------------------        -------------------        -------------------       -------------------
Merrill Lynch Pierce Fenner & Smith               7.18%                     20.45%                     14.66%
Attn:  Fund Administration
4880 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246

MANAGEMENT OWNERSHIP

         As of February 3, 2004, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of each Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

FUND NAME                           2003                                 2002                                 2001
-------------------  -----------------------------------  -----------------------------------  -------------------------------------
                     MANAGEMENT   MANAGEMENT     NET      MANAGEMENT   MANAGEMENT     NET      MANAGEMENT   MANAGEMENT       NET
                        FEE          FEE      MANAGEMENT     FEE          FEE      MANAGEMENT  FEE PAYABLE  FEE WAIVERS   MANAGEMENT
                      PAYABLE      WAIVERS     FEE PAID    PAYABLE      WAIVERS     FEE PAID                               FEE PAID
                     ----------   ----------  ----------  ----------   ----------  ----------  -----------  -----------  -----------
AIM Opportunities
I Fund               $2,169,088     $4,413    $2,164,675  $1,092,765     $8,207    $1,084,558   $4,539,159   $1,863      $4,537,296

AIM Opportunities     2,863,919      2,030     2,861,889   1,348,706      3,049     1,345,657    3,345,050      638       3,344,412
II Fund

AIM Opportunities
III Fund              2,113,920        944     2,112,976   1,459,196      2,317     1,456,879    9,034,396    2,134       9,032,262

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31, :

     FUND NAME                2003                    2002                    2001
     ---------                ----                    ----                    ----
AIM Opportunities          $ 93,735                $107,247                $123,970
I Fund

AIM Opportunities            50,000                  73,948                 112,487
II Fund

AIM Opportunities            50,000                  78,368                 119,541
III Fund

                                   APPENDIX H

                              BROKERAGE COMMISSIONS

         Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended October 31::


                  FUND
                                        2003(2)               2002(3)                2001(3)
                                  -----------------      ---------------        -------------
AIM Opportunities I Fund              $4,979,747          $  5,194,583          $  7,627,304
AIM Opportunities II Fund              2,609,061             2,955,539             6,136,332
AIM Opportunities  III Fund            2,654,540             3,438,003             7,799,570


(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) The decrease in the brokerage commissions paid by each of the Funds for the fiscal year ended October 31, 2003, as compared to the fiscal year ended October 31, 2002, was due to lower turnover and reduced asset levels.

(3) The decrease in the brokerage commissions paid by each of the Funds for the fiscal year ended October 31, 2002, as compared to the fiscal year ended October 31, 2001, was due to fluctuations in asset levels, decreased portfolio turnover and a decrease in transactions on which commissions were paid.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended October 31, 2003, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                     Related
Fund                                                Transactions              Brokerage Commissions
----                                                ------------              ---------------------
AIM Opportunities I Fund                         $  154,917,602                  $   436,580
AIM Opportunities II Fund                           118,523,367                      236,974
AIM Opportunities III Fund                          133,203,330                      246,269

         During the last fiscal year ended October 31, 2003, the Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

              Fund                          Security                                Market Value
              ----                          --------                          (as of October 31, 2003)
                                                                              ------------------------
AIM  Opportunities I Fund
      Raymond James Financial, Inc.         Common Stock                         $      4,079,000
      Edwards (A.G.), Inc.                  Common Stock                                3,154,950

AIM  Opportunities II Fund
      Edwards (A.G.), Inc.                  Common Stock                         $      1,956,150
      Legg Mason, Inc.                      Common Stock                                2,331,000
      Lehman Brothers Holdings Inc.         Common Stock                                1,440,000

AIM Opportunities III Fund
      Bear Sterns Cos. Inc. (The)           Common Stock                         $      2,668,750
      Lehman Brothers Holdings              Common Stock                                1,296,000
      Morgan Stanley                        Common Stock                                1,920,450

                                   APPENDIX J

    AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended October 31, 2003 is as follows:

                                     CLASS A             CLASS B             CLASS C
FUND                                  SHARES              SHARES              SHARES
----                                  ------              ------              ------
AIM Opportunities I Fund             $632,432           $1,270,425            $199,272
AIM Opportunities II Fund             303,886              722,442             274,512
AIM Opportunities III Fund            286,327              724,411             264,589

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the year ended October 31, 2003 follows:

                                                 PRINTING &                 UNDERWRITERS      DEALERS
                                 ADVERTISING      MAILING       SEMINARS    COMPENSATION    COMPENSATION
                                 -----------      -------       --------    ------------    ------------
AIM  Opportunities I Fund          $85,288        $12,009        $38,919        $-0-        $496,216
AIM  Opportunities II Fund          21,357          3,016          9,139         -0-         270,374
AIM  Opportunities III Fund         33,268          4,908         13,635         -0-         234,516

         An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the year ended October 31, 2003 follows:

                                                 PRINTING &                 UNDERWRITERS      DEALERS
                                 ADVERTISING      MAILING       SEMINARS    COMPENSATION    COMPENSATION
                                 -----------      -------       --------    ------------    ------------
AIM  Opportunities I Fund          $3,899          $548          $1,639        $952,819        $311,520
AIM  Opportunities II Fund            991           162             385         541,832         179,072
AIM  Opportunities III Fund           943           159             330         543,308         179,671

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended October 31, 2003 follows:

                                                 PRINTING &                 UNDERWRITERS      DEALERS
                                 ADVERTISING      MAILING       SEMINARS    COMPENSATION    COMPENSATION
                                 -----------      -------       --------    ------------    ------------
AIM  Opportunities I Fund          $-0-            $-0-          $2,876        $25,881        $170,515
AIM  Opportunities II Fund          -0-             -0-             272          4,892         269,348
AIM  Opportunities III Fund         -0-             -0-             308          3,227         261,054

                                   APPENDIX L

                               TOTAL SALES CHARGES

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended October 31:

                                             2003                 2002                2001
                                    ----------------------  -----------------  --------------------
                                      SALES        AMOUNT    SALES    AMOUNT    SALES       AMOUNT
                                     CHARGES      RETAINED  CHARGES  RETAINED  CHARGES     RETAINED
                                    --------      -------   -------  --------  --------    ---------
AIM  Opportunities I Fund           $367,958      $58,515   $81,019   $12,716  $197,120      $32,380
AIM  Opportunities II Fund            49,523        8,709    40,946     5,846   153,796       25,110
AIM  Opportunities III Fund           74,865       12,932    43,847     8,811   386,125       58,150

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the last three fiscal years ended October 31:

                                                  2003              2002             2001
                                                  ----              ----             ----
AIM Opportunities I Fund                      $ 75,559          $  1,778        $  41,997
AIM Opportunities II Fund                        1,647             3,583           73,666
AIM Opportunities III Fund                         687             4,917          172,168

                                   APPENDIX M

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

         The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS A SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM Opportunities I Fund                       25.07%          19.41         N/A           16.46%      06/29/98
AIM Opportunities II Fund                      18.69%           N/A          N/A           12.92%      12/30/98
AIM Opportunities III Fund                      7.63%           N/A          N/A           -6.17%      12/30/99

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS B SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM  Opportunities I Fund                      26.47%          19.70         N/A           16.72%      07/13/98
AIM  Opportunities II Fund                     19.76%           N/A          N/A           -2.32%      11/12/99
AIM  Opportunities III Fund                     8.13%           N/A          N/A          -12.78%      03/31/00

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS C SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM  Opportunities I Fund                      30.54%           N/A          N/A           15.53%      12/30/98
AIM  Opportunities II Fund                     23.76%           N/A          N/A           -1.57%      11/12/99
AIM  Opportunities III Fund                    12.13%           N/A          N/A          -12.06%      03/31/00

CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS A SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM  Opportunities I Fund                      25.07%         142.81%          N/A        126.60%      06/29/98
AIM Opportunities II Fund                      18.69%           N/A            N/A         79.94%      12/30/98
AIM Opportunities III Fund                      7.63%           N/A            N/A        -21.70%      12/30/99

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS B SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM Opportunities I Fund                       26.47%         145.70%          N/A        127.02%      07/13/98
AIM Opportunities II Fund                      19.76%           N/A            N/A         -8.91%      11/12/99
AIM Opportunities III Fund                      8.13%           N/A            N/A        -38.76%      03/31/00

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS C SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM Opportunities I Fund                       30.54%           N/A            N/A        100.98%      12/30/98
AIM  Opportunities II Fund                     23.76%           N/A            N/A         -6.10%      11/12/99
AIM  Opportunities III Fund                    12.13%           N/A            N/A        -36.93%      03/31/00

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS A SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM  Opportunities I Fund                      25.07%         15.53%           N/A         12.91%        06/29/98
AIM  Opportunities II Fund                     18.69%           N/A            N/A         12.02%        12/30/98
AIM  Opportunities III Fund                     7.63%           N/A            N/A         -6.40%        12/30/99

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS B SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM Opportunities I Fund                       26.47%         15.70%           N/A         13.06%      07/13/98
AIM  Opportunities II Fund                     19.76%           N/A            N/A         -2.33%      11/12/99
AIM  Opportunities III Fund                     8.13%           N/A            N/A        -13.01%      03/31/00

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS C SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM  Opportunities I Fund                      30.54%           N/A            N/A         11.59%      12/30/98
AIM  Opportunities II Fund                     23.76%           N/A            N/A         -1.58%      11/12/99
AIM  Opportunities III Fund                    12.13%           N/A            N/A        -12.29%      03/31/00

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS A SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM  Opportunities I Fund                      16.30%         15.02%           N/A         12.57%      06/29/98
AIM  Opportunities II Fund                     12.15%           N/A            N/A         10.75%      12/30/98
AIM  Opportunities III Fund                     4.96%           N/A            N/A         -5.25%      12/30/99

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS B SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM  Opportunities I Fund                      17.21%         15.25%           N/A         12.77%      07/13/98
AIM  Opportunities II Fund                     12.84%           N/A            N/A         -1.97%      11/12/99
AIM  Opportunities III Fund                     5.29%           N/A            N/A        -10.62%      03/31/00

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years ended October 31 are as follows:

                                                                        PERIODS ENDED
                                                                       OCTOBER 31, 2003
                                               ----------------------------------------------------------------
              CLASS C SHARES                                                               SINCE      INCEPTION
                                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       DATE
                                               ------       -------      --------       ---------     ---------
AIM  Opportunities I Fund                      19.85%           N/A            N/A         11.49%      12/30/98
AIM  Opportunities II Fund                     15.44%           N/A            N/A         -1.34%      11/12/99
AIM  Opportunities III Fund                     7.89%           N/A            N/A        -10.04%      03/31/00

                                   APPENDIX N
                               PENDING LITIGATION


         The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties have been served as of February 23, 2004.

         RAJ SANYAL, DERIVATELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND,
         V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief; including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including attorneys' and experts' fees; and equitable relief.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC., AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiffs in this case are seeking damages and costs and expenses, including attorneys' and experts' fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

         GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"); AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"); AMVESCAP PLC, INVESCO FUNDS GROUP, INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD J. STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and
         Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; attorneys' and experts' fees; and other relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND),

         INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOW AS THE "INVESCO FUNDS"); AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"); AMVESCAP PLC, INVESCO FUNDS GROUP, INC.; TIMOTHY MILLER; RAYMOND CUNNINGHAM; THOMAS KOLBE; EDWARD
         J. STERN; AMERICAN SKANDIA INC.; BREAN MURRAY & CO., INC.; CANARY CAPITAL PARTNERS, LLC; CANARY INVESTMENT MANAGEMENT, LLC; CANARY CAPITAL PARTNERS, LTD.; AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC.; AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC.; AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE; EDWARD J. STERN; AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD; AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court,

         District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortuous interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

         Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise.

                              FINANCIAL STATEMENTS



                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Opportunities I Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities I Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities I Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.76%

AEROSPACE & DEFENSE-1.70%

=======================================================================
Allied Defense Group, Inc. (The)(a)               85,000   $  1,769,700
-----------------------------------------------------------------------
Cubic Corp.                                      100,000      2,840,000
-----------------------------------------------------------------------
Engineered Support Systems, Inc.                  35,000      2,366,350
=======================================================================
                                                              6,976,050
=======================================================================

AGRICULTURAL PRODUCTS-0.66%

Central Garden & Pet Co.(a)                       98,100      2,713,446
=======================================================================

AIRLINES-0.45%

SkyWest, Inc.                                    100,000      1,849,000
=======================================================================

APPLICATION SOFTWARE-2.37%

Henry (Jack) & Associates, Inc.                  150,000      2,997,000
-----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       60,000      2,009,400
-----------------------------------------------------------------------
RSA Security Inc.(a)                              62,500        810,625
-----------------------------------------------------------------------
Sonic Solutions(a)                               125,000      2,225,000
-----------------------------------------------------------------------
Ulticom, Inc.(a)                                 160,000      1,696,000
=======================================================================
                                                              9,738,025
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.35%

MCG Capital Corp.                                 80,600      1,416,948
=======================================================================

BIOTECHNOLOGY-1.25%

Martek Biosciences Corp.(a)                       38,000      1,839,580
-----------------------------------------------------------------------
NPS Pharmaceuticals, Inc.(a)                     125,000      3,291,250
=======================================================================
                                                              5,130,830
=======================================================================

BROADCASTING & CABLE TV-3.38%

Cox Radio, Inc.-Class A(a)                       150,000      3,318,000
-----------------------------------------------------------------------
Cumulus Media Inc.-Class A(a)                    175,000      3,277,750
-----------------------------------------------------------------------
Emmis Communications Corp.-Class A(a)            155,000      3,437,900
-----------------------------------------------------------------------
Entercom Communications Corp.(a)                  40,000      1,832,400
-----------------------------------------------------------------------
TiVo Inc.(a)                                     250,000      2,005,000
=======================================================================
                                                             13,871,050
=======================================================================

CASINOS & GAMING-0.43%

Station Casinos, Inc.                             60,000      1,785,000
=======================================================================

COMMUNICATIONS EQUIPMENT-2.36%

Andrew Corp.(a)                                  250,000      3,270,000
-----------------------------------------------------------------------
F5 Networks, Inc.(a)                              50,000      1,250,500
-----------------------------------------------------------------------
Harmonic Inc.(a)                                 200,000      1,552,000
-----------------------------------------------------------------------
Tekelec(a)                                       225,000      3,620,250
=======================================================================
                                                              9,692,750
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.74%

GameStop Corp.-Class A(a)(b)                     180,000      3,027,600
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

COMPUTER STORAGE & PERIPHERALS-2.29%

Applied Films Corp.(a)                           120,000   $  3,762,000
-----------------------------------------------------------------------
Drexler Technology Corp.(a)                      100,000      1,504,000
-----------------------------------------------------------------------
Komag, Inc.(a)                                    64,300      1,212,698
-----------------------------------------------------------------------
Synaptics Inc.(a)                                100,000      1,300,000
-----------------------------------------------------------------------
UNOVA, Inc.(a)                                    75,000      1,628,250
=======================================================================
                                                              9,406,948
=======================================================================

CONSTRUCTION & ENGINEERING-1.59%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                           150,000      4,087,500
-----------------------------------------------------------------------
Quanta Services, Inc.(a)                         300,000      2,454,000
=======================================================================
                                                              6,541,500
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.58%

AGCO Corp.(a)                                    360,000      6,480,000
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.96%

Alliance Data Systems Corp.(a)                    75,000      2,083,500
-----------------------------------------------------------------------
eSpeed, Inc.-Class A(a)                           50,000      1,362,500
-----------------------------------------------------------------------
Intrado Inc.(a)                                   99,515      1,799,231
-----------------------------------------------------------------------
Lightbridge, Inc.(a)                              65,000        624,000
-----------------------------------------------------------------------
Pegasus Solutions Inc.(a)                        200,000      2,184,000
=======================================================================
                                                              8,053,231
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.62%

Central Parking Corp.                            150,000      1,810,500
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              45,100      1,698,015
-----------------------------------------------------------------------
Exult Inc.(a)                                    400,000      3,172,000
-----------------------------------------------------------------------
Kroll Inc.(a)                                    175,000      4,070,500
=======================================================================
                                                             10,751,015
=======================================================================

DRUG RETAIL-0.30%

Duane Reade Inc.(a)                               90,000      1,237,500
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.49%

C & D Technologies, Inc.                         100,000      1,993,000
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-5.38%

Aeroflex Inc.(a)                                 300,000      2,784,000
-----------------------------------------------------------------------
Cognex Corp.                                      50,000      1,342,500
-----------------------------------------------------------------------
FLIR Systems, Inc.(a)                             40,000      1,250,400
-----------------------------------------------------------------------
Keithley Instruments, Inc.                        75,000      1,209,750
-----------------------------------------------------------------------
Lexar Media, Inc.(a)                             105,000      2,405,550
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

National Instruments Corp.                        75,000   $  3,193,500
-----------------------------------------------------------------------
ScanSource, Inc.(a)                               75,000      3,225,000
-----------------------------------------------------------------------
Tektronix, Inc.                                  120,000      3,080,400
-----------------------------------------------------------------------
Varian Inc.(a)                                   100,000      3,581,000
=======================================================================
                                                             22,072,100
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-3.11%

Merix Corp.(a)                                   250,000      4,447,500
-----------------------------------------------------------------------
Photon Dynamics, Inc.(a)                          60,000      2,269,200
-----------------------------------------------------------------------
TTM Technologies, Inc.(a)                        375,000      6,037,500
=======================================================================
                                                             12,754,200
=======================================================================

EMPLOYMENT SERVICES-0.74%

Gevity HR, Inc.                                  200,000      3,024,000
=======================================================================

FOOD DISTRIBUTORS-0.32%

Performance Food Group Co.(a)                     35,000      1,303,750
=======================================================================

HEALTH CARE DISTRIBUTORS-0.38%

Henry Schein, Inc.(a)                             25,000      1,551,250
=======================================================================

HEALTH CARE EQUIPMENT-2.35%

Advanced Neuromodulation Systems, Inc.(a)         85,000      3,485,000
-----------------------------------------------------------------------
Cyberonics, Inc.(a)                               60,000      1,641,000
-----------------------------------------------------------------------
Respironics, Inc.(a)                              50,000      2,084,500
-----------------------------------------------------------------------
STERIS Corp.(a)                                   85,000      1,769,700
-----------------------------------------------------------------------
Zoll Medical Corp.(a)                             20,000        679,800
=======================================================================
                                                              9,660,000
=======================================================================

HEALTH CARE FACILITIES-1.09%

Community Health Systems Inc.(a)                  40,000        960,800
-----------------------------------------------------------------------
VCA Antech, Inc.(a)                              125,000      3,530,000
=======================================================================
                                                              4,490,800
=======================================================================

HEALTH CARE SERVICES-1.35%

Renal Care Group, Inc.(a)                         50,000      1,875,500
-----------------------------------------------------------------------
SFBC International, Inc.(a)                      125,000      3,678,750
=======================================================================
                                                              5,554,250
=======================================================================

HEALTH CARE SUPPLIES-3.41%

Dade Behring Holdings Inc.(a)                     75,000      2,292,750
-----------------------------------------------------------------------
Immucor, Inc.(a)                                  95,000      2,796,800
-----------------------------------------------------------------------
Interpore International, Inc.(a)                 335,000      3,953,000
-----------------------------------------------------------------------
Osteotech, Inc.(a)                               400,000      3,236,000
-----------------------------------------------------------------------
STAAR Surgical Co.(a)                            175,000      1,734,250
=======================================================================
                                                             14,012,800
=======================================================================

HOME ENTERTAINMENT SOFTWARE-0.92%

Take-Two Interactive Software, Inc.(a)            95,000      3,757,250
=======================================================================

HOME IMPROVEMENT RETAIL-0.78%

Kirkland's, Inc.(a)                              145,000      3,197,250
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

HOMEBUILDING-0.65%

Champion Enterprises, Inc.(a)                    375,000   $  2,662,500
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.16%

Gaylord Entertainment Co.(a)                     155,000      4,177,250
-----------------------------------------------------------------------
Intrawest Corp. (Canada)                         200,000      3,362,000
-----------------------------------------------------------------------
Sunterra Corp.(a)                                100,000      1,342,000
=======================================================================
                                                              8,881,250
=======================================================================

HOUSEHOLD APPLIANCES-0.55%

Helen of Troy Ltd. (Bermuda)(a)                  100,000      2,243,000
=======================================================================

HOUSEWARES & SPECIALTIES-1.01%

Jarden Corp.(a)                                  100,000      4,129,000
=======================================================================

INDUSTRIAL GASES-0.43%

Airgas, Inc.                                      92,000      1,761,800
=======================================================================

INTERNET RETAIL-0.34%

Priceline.com Inc.(a)                             50,000      1,403,000
=======================================================================

INTERNET SOFTWARE & SERVICES-4.59%

Akamai Technologies, Inc.(a)                     200,000      1,580,000
-----------------------------------------------------------------------
aQuantive, Inc.(a)                               150,000      1,575,000
-----------------------------------------------------------------------
Ask Jeeves, Inc.(a)                              300,000      5,748,000
-----------------------------------------------------------------------
CNET Networks, Inc.(a)                           200,000      1,628,000
-----------------------------------------------------------------------
Digital River, Inc.(a)                           110,000      3,014,000
-----------------------------------------------------------------------
DoubleClick Inc.(a)                              300,000      2,499,000
-----------------------------------------------------------------------
MatrixOne, Inc.(a)                               140,000        775,600
-----------------------------------------------------------------------
SonicWALL, Inc.(a)                               250,000      2,025,000
=======================================================================
                                                             18,844,600
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.48%

Edwards (A.G.), Inc.                              77,900      3,154,950
-----------------------------------------------------------------------
Jefferies Group, Inc.                            110,000      3,410,000
-----------------------------------------------------------------------
Raymond James Financial, Inc.                    100,000      4,079,000
-----------------------------------------------------------------------
SoundView Technology Group, Inc.(a)              310,100      3,628,170
=======================================================================
                                                             14,272,120
=======================================================================

IT CONSULTING & OTHER SERVICES-4.85%

Anteon International Corp.(a)                     75,000      2,560,500
-----------------------------------------------------------------------
CACI International Inc.-Class A(a)                50,000      2,476,500
-----------------------------------------------------------------------
Cognizant Technology Solutions Corp.(a)           50,000      2,269,500
-----------------------------------------------------------------------
Forrester Research, Inc.(a)                      200,000      3,410,000
-----------------------------------------------------------------------
Gartner, Inc.-Class A(a)                         300,000      3,825,000
-----------------------------------------------------------------------
Keane, Inc.(a)                                   250,000      3,285,000
-----------------------------------------------------------------------
Sykes Enterprises, Inc.(a)                       225,000      2,097,000
=======================================================================
                                                             19,923,500
=======================================================================

LEISURE FACILITIES-0.49%

Speedway Motorsports, Inc.                        70,000      2,023,000
=======================================================================

LEISURE PRODUCTS-1.07%

Marvel Enterprises, Inc.(a)                       85,000      2,503,250
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
LEISURE PRODUCTS-(CONTINUED)

Oakley, Inc.                                     175,000   $  1,898,750
=======================================================================
                                                              4,402,000
=======================================================================

MOVIES & ENTERTAINMENT-0.50%

Regal Entertainment Group-Class A                100,000      2,050,000
=======================================================================

OIL & GAS DRILLING-1.43%

Patterson-UTI Energy, Inc.(a)                     95,000      2,716,050
-----------------------------------------------------------------------
Precision Drilling Corp. (Canada)(a)              80,000      3,150,400
=======================================================================
                                                              5,866,450
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.70%

Cal Dive International, Inc.(a)                  125,000      2,591,250
-----------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)          150,000      2,296,500
-----------------------------------------------------------------------
Global Industries, Ltd.(a)                       425,000      1,963,500
-----------------------------------------------------------------------
Key Energy Services, Inc.(a)                     225,000      1,964,250
-----------------------------------------------------------------------
Maverick Tube Corp.(a)                           135,000      2,280,150
=======================================================================
                                                             11,095,650
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.49%

Callon Petroleum Co.(a)                          306,200      2,599,638
-----------------------------------------------------------------------
Quicksilver Resources Inc.(a)                     75,000      1,927,500
-----------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)(b)             220,000      4,026,000
-----------------------------------------------------------------------
Westport Resources Corp.(a)                       70,000      1,675,800
=======================================================================
                                                             10,228,938
=======================================================================

PHARMACEUTICALS-4.06%

Angiotech Pharmaceuticals (Canada)(a)            100,000      4,573,000
-----------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                        140,000      2,703,400
-----------------------------------------------------------------------
IVAX Corp.(a)                                    157,800      3,039,228
-----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A             100,000      6,335,000
=======================================================================
                                                             16,650,628
=======================================================================

PUBLISHING-1.42%

Getty Images, Inc.(a)                            130,700      5,842,290
=======================================================================

REAL ESTATE-0.29%

Macerich Co. (The)                                30,000      1,206,000
=======================================================================

REGIONAL BANKS-0.44%

Southwest Bancorp. of Texas, Inc.                 50,000      1,795,500
=======================================================================

RESTAURANTS-1.22%

Chicago Pizza & Brewery, Inc.(a)                 175,000      2,248,750
-----------------------------------------------------------------------
Sonic Corp.(a)                                   100,000      2,781,000
=======================================================================
                                                              5,029,750
=======================================================================

SEMICONDUCTOR EQUIPMENT-5.35%

Amkor Technology, Inc.(a)(b)                     275,000      5,183,750
-----------------------------------------------------------------------
Asyst Technologies, Inc.(a)                       75,000      1,398,750
-----------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                   60,000      3,420,000
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
SEMICONDUCTOR EQUIPMENT-(CONTINUED)

Cymer, Inc.(a)                                   100,000   $  4,566,000
-----------------------------------------------------------------------
DuPont Photomasks, Inc.(a)                       100,000      2,318,000
-----------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)              170,000      2,495,600
-----------------------------------------------------------------------
MKS Instruments, Inc.(a)                         100,000      2,600,000
=======================================================================
                                                             21,982,100
=======================================================================

SEMICONDUCTORS-1.09%

AMIS Holdings, Inc.(a)                           105,300      2,121,795
-----------------------------------------------------------------------
RF Micro Devices, Inc.(a)                        200,000      2,342,000
=======================================================================
                                                              4,463,795
=======================================================================

SPECIALTY STORES-3.59%

America's Car-Mart, Inc.(a)                        6,700        206,695
-----------------------------------------------------------------------
CSK Auto Corp.(a)                                125,000      2,143,750
-----------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                 325,000      4,940,000
-----------------------------------------------------------------------
Jo-Ann Stores, Inc.-Class A(a)                   100,000      3,001,000
-----------------------------------------------------------------------
Linens 'n Things, Inc.(a)                         85,000      2,509,200
-----------------------------------------------------------------------
Moore (A.C.) Arts & Crafts, Inc.(a)               50,000      1,156,500
-----------------------------------------------------------------------
Restoration Hardware, Inc.(a)                    100,000        796,000
=======================================================================
                                                             14,753,145
=======================================================================

STEEL-0.74%

Metals USA, Inc.(a)                              350,000      3,034,500
=======================================================================

SYSTEMS SOFTWARE-2.59%

Micromuse Inc.(a)                                350,000      2,817,500
-----------------------------------------------------------------------
NetIQ Corp.(a)                                   250,000      3,035,000
-----------------------------------------------------------------------
Red Hat, Inc.(a)                                 175,000      2,632,000
-----------------------------------------------------------------------
Secure Computing Corp.(a)                        150,000      2,157,000
=======================================================================
                                                             10,641,500
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.58%

Anixter International Inc.(a)                    100,000      2,388,000
=======================================================================

TIRES & RUBBER-0.55%

Cooper Tire & Rubber Co.                         115,000      2,260,900
=======================================================================

TRUCKING-0.62%

Landstar System, Inc.(a)                          35,000      2,556,400
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.13%

At Road, Inc.(a)                                 200,000      2,580,000
-----------------------------------------------------------------------
Crown Castle International Corp.(a)              220,000      2,785,200
-----------------------------------------------------------------------
SpectraSite, Inc.(a)                             100,000      3,875,000
-----------------------------------------------------------------------
Western Wireless Corp.-Class A(a)                 75,000      1,455,000
-----------------------------------------------------------------------
Wireless Facilities, Inc.(a)                     125,000      2,147,500
=======================================================================
                                                             12,842,700
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $333,167,200)                         397,275,559
=======================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
U.S. TREASURY BILLS-0.73%

0.93%, 12/18/03 (Cost $2,996,358)(c)          $3,000,000(d) $  2,996,358
========================================================================


                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS
  PURCHASED-0.78%

CALLS-0.05%

S&P 500 Index               95      $1,035      Nov-03          221,825
=======================================================================

PUTS-0.73%

Computer Associates
  International, Inc.    2,324       22.50      Nov-03          139,440
-----------------------------------------------------------------------
Russell 2000 Index         880         510      Dec-03          897,600
-----------------------------------------------------------------------
S&P 500 Index              635         990      Nov-03          120,650
-----------------------------------------------------------------------
S&P 500 Index              580       1,015      Dec-03          626,400
-----------------------------------------------------------------------
S&P 500 Index              530       1,050      Dec-03        1,200,450
=======================================================================
                                                              2,984,540
=======================================================================
    Total Options
      Purchased (Cost
      $6,873,820)                                             3,206,365
=======================================================================


                                                 SHARES
MONEY MARKET FUNDS-2.42%

STIC Liquid Assets Portfolio(e)                4,962,954       4,962,954
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        4,962,954       4,962,954
========================================================================
    Total Money Market Funds (Cost
      $9,925,908)                                              9,925,908
========================================================================
TOTAL INVESTMENTS-100.69% (Cost $352,963,286)                413,404,190
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.69%)                         (2,836,531)
________________________________________________________________________
========================================================================
NET ASSETS-100.00%                                          $410,567,659
________________________________________________________________________
========================================================================

                                                 SHARES
                                               SOLD SHORT
SECURITIES SOLD SHORT-6.35%(f)

COMMON STOCKS-6.35%

APPLICATION SOFTWARE-0.55%

Manhattan Associates, Inc.                        80,900    $  2,252,256
========================================================================

------------------------------------------------------------------------
                                                 SHARES        MARKET
                                               SOLD SHORT      VALUE
COMMON STOCKS-(CONTINUED)

COMPUTER HARDWARE-0.24%

Hewlett-Packard Co.                               45,000    $  1,003,950
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.25%

Electronic Data Systems Corp.                     47,000       1,008,150
========================================================================

FOREST PRODUCTS-0.24%

Louisiana-Pacific Corp.                           51,700         983,334
========================================================================

HEALTH CARE FACILITIES-0.63%

Sunrise Assisted Living, Inc.                     90,000       2,601,000
========================================================================

HEALTH CARE SERVICES-0.42%

eResearch Technology, Inc.                        37,500       1,724,625
========================================================================

HEALTH CARE SUPPLIES-0.26%

SurModics, Inc.                                   50,000       1,050,500
========================================================================

HOMEBUILDING-0.54%

KB HOME                                           32,300       2,212,227
========================================================================

PHARMACEUTICALS-0.59%

Mylan Laboratories Inc.                          100,000       2,415,000
========================================================================

PHOTOGRAPHIC PRODUCTS-0.09%

Eastman Kodak Co.                                 15,000         366,450
========================================================================

REGIONAL BANKS-0.59%

Commerce Bancorp, Inc.                            50,000       2,417,000
========================================================================

RESTAURANTS-0.49%

Cheesecake Factory Inc. (The)                     50,000       1,997,000
========================================================================

SEMICONDUCTOR EQUIPMENT-0.39%

Brooks Automation, Inc.                           65,000       1,621,750
========================================================================

SPECIALTY STORES-0.30%

Select Comfort Corp.                              40,000       1,252,000
========================================================================

TRUCKING-0.77%

Roadway Corp.                                     62,000       3,177,500
========================================================================
    Total Securities Sold Short                             $ 26,082,742
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section G and Note 6.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section H and Note 7.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) Collateral on short sales was segregated by the Fund in the amount of $35,653,984 which represents 136.70% of market value.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $343,037,378)                                $403,478,282
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $9,925,908)                               9,925,908
-----------------------------------------------------------
Receivables for:
  Deposits with brokers for securities sold
    short                                        27,037,375
-----------------------------------------------------------
  Investments sold                               16,271,225
-----------------------------------------------------------
  Fund shares sold                                  729,228
-----------------------------------------------------------
  Dividends and interest                             35,095
-----------------------------------------------------------
  Short positions covered                           778,509
-----------------------------------------------------------
  Short stock rebates                                 2,058
-----------------------------------------------------------
Investment for deferred compensation plan            30,908
-----------------------------------------------------------
Other assets                                         65,559
===========================================================
    Total assets                                458,354,147
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          20,060,798
-----------------------------------------------------------
  Fund shares reacquired                            760,564
-----------------------------------------------------------
  Options written, at market value (premiums
    received $180,696)                              108,500
-----------------------------------------------------------
  Deferred compensation plan                         30,908
-----------------------------------------------------------
  Variation margin                                  287,375
-----------------------------------------------------------
  Short stock account dividends                       3,750
-----------------------------------------------------------
Securities sold short, at market value
  (proceeds $25,547,889)                         26,082,742
-----------------------------------------------------------
Accrued interest expense                              6,938
-----------------------------------------------------------
Accrued distribution fees                           215,512
-----------------------------------------------------------
Accrued trustees' fees                               13,426
-----------------------------------------------------------
Accrued transfer agent fees                          67,358
-----------------------------------------------------------
Accrued operating expenses                          148,617
===========================================================
    Total liabilities                            47,786,488
===========================================================
Net assets applicable to shares outstanding    $410,567,659
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $378,496,055
-----------------------------------------------------------
Undistributed net investment income (loss)          (44,970)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts,
  option contracts and securities sold short    (29,720,409)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short            61,836,983
===========================================================
                                               $410,567,659
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $237,846,157
___________________________________________________________
===========================================================
Class B                                        $145,779,005
___________________________________________________________
===========================================================
Class C                                        $ 26,942,497
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          17,792,840
___________________________________________________________
===========================================================
Class B                                          11,476,006
___________________________________________________________
===========================================================
Class C                                           2,118,019
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.37
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.37 divided by
      94.50%)                                  $      14.15
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.70
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.72
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,580)          $    636,130
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       248,994
--------------------------------------------------------------------------
Interest                                                            99,008
==========================================================================
    Total investment income                                        984,132
==========================================================================

EXPENSES:

Advisory fees                                                    2,169,088
--------------------------------------------------------------------------
Administrative services fees                                        93,735
--------------------------------------------------------------------------
Custodian fees                                                      67,421
==========================================================================
Distribution fees:
  Class A                                                          632,432
--------------------------------------------------------------------------
  Class B                                                        1,270,425
--------------------------------------------------------------------------
  Class C                                                          199,272
--------------------------------------------------------------------------
Interest                                                           191,169
--------------------------------------------------------------------------
Transfer agent fees                                                421,044
--------------------------------------------------------------------------
Trustees' fees                                                      13,957
--------------------------------------------------------------------------
Dividends on short sales                                           175,938
--------------------------------------------------------------------------
Short stock rebates                                                 53,765
--------------------------------------------------------------------------
Other                                                              246,085
==========================================================================
    Total expenses                                               5,534,331
==========================================================================
Less: Fees waived and expense offset arrangements                  (12,006)
--------------------------------------------------------------------------
    Net expenses                                                 5,522,325
==========================================================================
Net investment income (loss)                                    (4,538,193)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                         18,253,367
--------------------------------------------------------------------------
  Futures contracts                                              9,300,299
--------------------------------------------------------------------------
  Option contracts written                                         989,224
--------------------------------------------------------------------------
  Securities sold short                                        (13,988,240)
==========================================================================
                                                                14,554,650
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         79,315,394
--------------------------------------------------------------------------
  Futures contracts                                              1,858,737
--------------------------------------------------------------------------
  Option contracts written                                         296,475
--------------------------------------------------------------------------
  Securities sold short                                            189,839
==========================================================================
                                                                81,660,445
==========================================================================
Net gain from investment securities, futures contracts,
  option contracts and securities sold short                    96,215,095
==========================================================================
Net increase in net assets resulting from operations          $ 91,676,902
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (4,538,193)   $  (2,821,873)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts, option contracts and securities sold
    short                                                       14,554,650      (33,464,030)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                         81,660,445      (46,550,475)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 91,676,902      (82,836,378)
===========================================================================================
Share transactions-net:
  Class A                                                       16,711,714      (53,330,197)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,247,443)     (48,093,097)
-------------------------------------------------------------------------------------------
  Class C                                                        3,936,587       (4,710,961)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          5,400,858     (106,134,255)
===========================================================================================
    Net increase (decrease) in net assets                       97,077,760     (188,970,633)
===========================================================================================

NET ASSETS:

  Beginning of year                                            313,489,899      502,460,532
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(44,970) and $(36,630) for 2003 and 2002,
    respectively)                                             $410,567,659    $ 313,489,899
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities I Fund, (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

G. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the Russell 2000 Index, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the Russell 2000 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended October 31, 2003, AIM waived fees of $4,413.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $93,735 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as AIM Fund Services, Inc. a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $227,874 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $632,432, $1,270,425 and $199,272, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $58,515 in front-end sales commissions from the sale of Class A shares and $74,371, $7 and $1,181 for Class A, Class B and Class C shares, respectively, from CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $4,217 and reductions in custodian fees of $3,376 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $7,593.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,652 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Chase Morgan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2003, the average outstanding daily balance of bank loans for the Fund was $2,342,466 with a weighted average interest rate of 2.04%.

    The Fund may also participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2003.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--OPTION CONTRACTS WRITTEN

                     TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------
                        CALL OPTION CONTRACTS      PUT OPTION CONTRACTS
                       ------------------------    ---------------------
                       NUMBER OF     PREMIUMS      NUMBER OF    PREMIUMS
                       CONTRACTS     RECEIVED      CONTRACTS    RECEIVED
------------------------------------------------------------------------
Beginning of year         4,621     $  582,414         --       $    --
------------------------------------------------------------------------
Written                  48,962      5,180,811        600         9,090
------------------------------------------------------------------------
Closed                  (19,745)    (2,428,457)        --            --
------------------------------------------------------------------------
Exercised               (21,592)    (2,210,269)        --            --
------------------------------------------------------------------------
Expired                  (9,546)      (943,803)      (600)       (9,090)
========================================================================
End of year               2,700     $  180,696         --       $    --
________________________________________________________________________
========================================================================

                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
---------------------------------------------------------------------------------------------
                                                                   OCTOBER 31,
                                                                      2003
                        CONTRACT   STRIKE   NUMBER OF   PREMIUMS     MARKET       UNREALIZED
CALLS                    MONTH     PRICE    CONTRACTS   RECEIVED      VALUE      APPRECIATION
---------------------------------------------------------------------------------------------
Amkor Technology, Inc.   Nov-03    $  20      1,000     $65,194     $ 50,000       $15,194
---------------------------------------------------------------------------------------------
GameStop Corp.- Class
 A                       Jan-04       20      1,400     102,195       52,500        49,695
---------------------------------------------------------------------------------------------
Ultra Petroleum Corp.
 (Canada)                Nov-03       20        300      13,307        6,000         7,307
=============================================================================================
                                              2,700     $180,696    $108,500       $72,196
_____________________________________________________________________________________________
=============================================================================================

NOTE 7--FUTURES CONTRACTS

On October 31, 2003, $2,792,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                          OPEN FUTURES CONTRACTS
---------------------------------------------------------------------------
                        NO. OF       MONTH/        MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT       VALUE      APPRECIATION
---------------------------------------------------------------------------
Russell 2000 Index        209      Dec-03/Long   $55,212,575    $1,858,737
___________________________________________________________________________
===========================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 60,818,547
-----------------------------------------------------------
Temporary book/tax differences                      (44,970)
-----------------------------------------------------------
Capital loss carryforward                       (28,701,973)
-----------------------------------------------------------
Shares of beneficial interest                   378,496,055
===========================================================
Total net assets                               $410,567,659
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, the tax recognition of unrealized gains and losses on certain index options and the deferral of losses on certain short sales. The tax-basis unrealized appreciation on investments includes appreciation on options contracts written of $72,196.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $  3,151,303
----------------------------------------------------------
October 31, 2010                                25,550,670
==========================================================
Total capital loss carryforward               $ 28,701,973
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $684,217,470 and $673,377,565, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                         $67,647,035
-----------------------------------------------------------
  Securities sold short                             590,577
-----------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                          (5,867,493)
-----------------------------------------------------------
  Securities sold short                          (1,623,768)
===========================================================
Net unrealized appreciation of investment
  securities                                    $60,746,351
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $351,624,648.
Proceeds from securities sold short for tax purposes are
$25,049,551.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise tax paid and net operating losses on October 31, 2003, undistributed net investment income (loss) was increased by $4,529,853 and shares of beneficial interest decreased by $4,529,853. This reclassification had no effect on net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2003                           2002
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     10,039,678    $ 120,428,839     1,551,373    $  18,830,148
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,688,285       18,864,088       486,345        5,413,348
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,067,705       11,501,223       225,740        2,715,714
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        178,721        1,979,010        49,101          574,524
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (187,530)      (1,979,010)      (51,410)        (574,524)
========================================================================================================================
Reacquired:
  Class A                                                     (9,286,094)    (105,696,135)   (6,143,450)     (72,734,869)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,070,346)     (32,132,521)   (4,722,275)     (52,931,921)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (726,714)      (7,564,636)     (659,122)      (7,426,675)
========================================================================================================================
                                                                (296,295)   $   5,400,858    (9,263,698)   $(106,134,255)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A
                                          ---------------------------------------------------------------------------------
                                                                                   THREE MONTHS
                                                 YEAR ENDED OCTOBER 31,              ENDED           YEAR ENDED JULY 31,
                                          -------------------------------------    OCTOBER 31,     ------------------------
                                            2003           2002          2001         2000           2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  10.10       $  12.49      $  26.05      $  25.79      $  14.86        $   9.76
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.12)(a)      (0.04)(b)      0.05          0.03         (0.14)(a)       (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  3.39          (2.35)        (3.51)         0.23         11.97            5.20
===========================================================================================================================
    Total from investment operations          3.27          (2.39)        (3.46)         0.26         11.83            5.11
===========================================================================================================================
Less distributions:
  Dividends from net investment income          --             --         (0.01)           --            --           (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --             --        (10.09)           --         (0.90)             --
===========================================================================================================================
    Total distributions                         --             --        (10.10)           --         (0.90)          (0.01)
===========================================================================================================================
Net asset value, end of period            $  13.37       $  10.10      $  12.49      $  26.05      $  25.79        $  14.86
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                              32.38%        (19.14)%      (18.27)%        1.01%        81.64%          52.36%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $237,846       $170,276      $267,260      $442,913      $449,044        $205,721
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  expenses related to short sales):
  With fee waivers                            1.40%(d)       0.78%         1.15%         1.50%(e)      1.73%           2.35%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.40%(d)       0.88%         1.25%         1.60%(e)      1.81%           2.35%
===========================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  expenses related to short sales):
  With fee waivers                            1.29%(d)       0.72%         1.13%         1.41%(e)      1.47%           1.74%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.29%(d)       0.82%         1.23%         1.51%(e)      1.55%           1.74%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.09)%(d)     (0.30)%(b)     0.30%         0.39%(e)     (0.63)%         (1.44)%
===========================================================================================================================
Ratio of interest expense and expenses
  related to short sales to average net
  assets                                      0.11%(d)       0.06%         0.02%         0.09%(e)      0.26%           0.61%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                     223%           225%          250%           52%          198%            220%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of 180,694,968.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                              CLASS B
                                          --------------------------------------------------------------------------------
                                                                                    THREE MONTHS     YEAR ENDED JULY 31,
                                                  YEAR ENDED OCTOBER 31,              ENDED
                                          --------------------------------------    OCTOBER 31,     ----------------------
                                            2003           2002           2001         2000           2000          1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   9.66       $  12.03       $  25.61      $  25.41      $  14.75      $   9.76
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.18)(a)      (0.14)(b)      (0.07)        (0.02)        (0.30)(a)     (0.17)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  3.22          (2.23)         (3.42)         0.22         11.86          5.17
==========================================================================================================================
    Total from investment operations          3.04          (2.37)         (3.49)         0.20         11.56          5.00
==========================================================================================================================
Less distributions:
  Dividends from net investment income          --             --             --            --            --         (0.01)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --             --         (10.09)           --         (0.90)
==========================================================================================================================
Net asset value, end of period            $  12.70       $   9.66       $  12.03      $  25.61      $  25.41      $  14.75
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                              31.47%        (19.70)%       (18.93)%        0.79%        80.38%        51.30%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $145,779       $126,022       $208,563      $325,957      $326,571      $153,793
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  expenses related to short sales)            2.05%(d)       1.53%          1.91%         2.27%(e)      2.48%         3.03%
==========================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  expenses related to short sales)            1.94%(d)       1.47%          1.89%         2.18%(e)      2.22%         2.42%
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.74)%(d)     (1.05)%(b)     (0.46)%       (0.37)%(e)    (1.38)%       (2.12)%
==========================================================================================================================
Ratio of interest expense and expenses
  related to short sales to average net
  assets                                      0.11%(d)       0.06%          0.02%         0.09%(e)      0.26%         0.61%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                     223%           225%           250%           52%          198%          220%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $127,042,485.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                               CLASS C
                                          ----------------------------------------------------------------------------------
                                                                                                               DECEMBER 31,
                                                                                                                 1998
                                                                                 THREE MONTHS                  (DATE SALES
                                                YEAR ENDED OCTOBER 31,             ENDED         YEAR ENDED    COMMENCED) TO
                                          -----------------------------------    OCTOBER 31,     JULY 31,      JULY 31,
                                           2003          2002          2001        2000            2000          1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  9.67       $ 12.05       $ 25.63      $ 25.43        $ 14.78         $11.70
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.19)(a)     (0.14)(b)     (0.07)       (0.02)         (0.32)(a)      (0.11)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 3.24         (2.24)        (3.42)        0.22          11.87           3.19
============================================================================================================================
    Total from investment operations         3.05         (2.38)        (3.49)        0.20          11.55           3.08
============================================================================================================================
Less distributions from net realized
  gains                                        --            --        (10.09)          --          (0.90)            --
============================================================================================================================
Net asset value, end of period            $ 12.72       $  9.67       $ 12.05      $ 25.63        $ 25.43         $14.78
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                             31.54%       (19.75)%      (18.91)%       0.79%         80.15%         29.31%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $26,942       $17,192       $26,637      $46,111        $44,557         $5,977
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and
  expenses related to short sales)           2.05%(d)      1.53%         1.91%        2.27%(e)       2.48%          3.03%(e)
============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and
  expenses related to short sales)           1.94%(d)      1.47%         1.89%        2.18%(e)       2.22%          2.42%(e)
============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         1.74%(d)     (1.05)%(b)    (0.46)%      (0.37)%(e)     (1.38)%        (2.12)%(e)
============================================================================================================================
Ratio of interest expense and expenses
  related to short sales to average net
  assets                                     0.11%(d)      0.06%         0.02%        0.09%(e)       0.26%          0.61%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                    223%          225%          250%          52%           198%           220%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $19,927,164.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Opportunities II Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities II Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities II Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.57%

AEROSPACE & DEFENSE-1.39%

Embraer-Empresa Brasileira de Aeronautica
  S.A.-ADR (Brazil)(a)                             40,000       $  1,038,000
----------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               15,000            701,100
----------------------------------------------------------------------------
Rockwell Collins, Inc.                             35,000            960,750
============================================================================
                                                                   2,699,850
============================================================================

ALTERNATIVE CARRIERS-0.51%

Level 3 Communications, Inc.(a)                   182,500            983,675
============================================================================

APPAREL RETAIL-1.53%

Abercrombie & Fitch Co.-Class A(a)                 60,000          1,710,000
----------------------------------------------------------------------------
Ross Stores, Inc.                                  25,000          1,250,250
============================================================================
                                                                   2,960,250
============================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.62%

Coach, Inc.(a)                                     40,000          1,418,800
----------------------------------------------------------------------------
Jones Apparel Group, Inc.(b)                       50,000          1,725,000
============================================================================
                                                                   3,143,800
============================================================================

APPLICATION SOFTWARE-2.54%

Amdocs Ltd. (United Kingdom)(a)                    65,000          1,394,900
----------------------------------------------------------------------------
Fair Isaac Corp.                                   20,000          1,275,600
----------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                    75,000          1,498,500
----------------------------------------------------------------------------
Synopsys, Inc.(a)                                  24,000            761,280
============================================================================
                                                                   4,930,280
============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.20%

Legg Mason, Inc.(b)                                28,000          2,331,000
============================================================================

AUTO PARTS & EQUIPMENT-0.85%

Autoliv, Inc.                                      50,000          1,656,000
============================================================================

BIOTECHNOLOGY-3.34%

Angiotech Pharmaceuticals, Inc. (Canada)(a)        55,000          2,515,150
----------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           53,100          2,898,198
----------------------------------------------------------------------------
MedImmune, Inc.(a)                                 40,000          1,066,400
============================================================================
                                                                   6,479,748
============================================================================

BROADCASTING & CABLE TV-3.60%

Cox Radio, Inc.-Class A(a)                         90,000          1,990,800
----------------------------------------------------------------------------
Emmis Communications Corp.-Class A(a)              75,000          1,663,500
----------------------------------------------------------------------------
Entercom Communications Corp.(a)                   30,000          1,374,300
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           57,500          1,952,125
============================================================================
                                                                   6,980,725
============================================================================

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------


CASINOS & GAMING-1.27%

Mandalay Resort Group                              40,000       $  1,570,000
----------------------------------------------------------------------------
Station Casinos, Inc.                              30,000            892,500
============================================================================
                                                                   2,462,500
============================================================================

COMMUNICATIONS EQUIPMENT-3.92%

Andrew Corp.(a)                                   125,000          1,635,000
----------------------------------------------------------------------------
Avaya Inc.(a)                                     100,000          1,294,000
----------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      100,000          1,804,000
----------------------------------------------------------------------------
Corning Inc.(a)                                   100,000          1,098,000
----------------------------------------------------------------------------
Tekelec(a)                                        110,000          1,769,900
============================================================================
                                                                   7,600,900
============================================================================

COMPUTER STORAGE & PERIPHERALS-1.57%

Maxtor Corp.(a)                                    75,000          1,025,250
----------------------------------------------------------------------------
SanDisk Corp.(a)                                   25,000          2,015,000
============================================================================
                                                                   3,040,250
============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.69%

AGCO Corp.(a)                                     115,000          2,070,000
----------------------------------------------------------------------------
Deere & Co.                                        20,000          1,212,400
============================================================================
                                                                   3,282,400
============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.20%

Affiliated Computer Services, Inc.-Class A(a)      20,000            978,600
----------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                     50,000          1,389,000
----------------------------------------------------------------------------
DST Systems, Inc.(a)                               30,000          1,134,600
----------------------------------------------------------------------------
Intrado Inc.(a)                                    48,100            869,648
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       65,000          1,823,250
============================================================================
                                                                   6,195,098
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.60%

Dun & Bradstreet Corp. (The)(a)                    25,000          1,163,750
============================================================================

ELECTRIC UTILITIES-1.26%

PG&E Corp.(a)                                      45,000          1,100,250
----------------------------------------------------------------------------
Public Service Enterprise Group Inc.               33,000          1,348,710
============================================================================
                                                                   2,448,960
============================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.94%

National Instruments Corp.                         50,000          2,129,000
----------------------------------------------------------------------------
Symbol Technologies, Inc.                          50,000            624,500
----------------------------------------------------------------------------
Tektronix, Inc.                                    60,000          1,540,200
----------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                    75,000          1,406,250
============================================================================
                                                                   5,699,950
============================================================================


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------

ELECTRONIC MANUFACTURING SERVICES-2.27%

Celestica Inc. (Canada)(a)                         50,000       $    710,000
----------------------------------------------------------------------------
Flextronics International Ltd. (Singapore)(a)      75,000          1,050,000
----------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             25,000            696,250
----------------------------------------------------------------------------
Merix Corp.(a)                                    109,000          1,939,110
============================================================================
                                                                   4,395,360
============================================================================

FOOD DISTRIBUTORS-0.38%

Performance Food Group Co.(a)                      20,000            745,000
============================================================================

GENERAL MERCHANDISE STORES-1.43%

Dollar Tree Stores, Inc.(a)                        50,000          1,909,000
----------------------------------------------------------------------------
Family Dollar Stores, Inc.                         20,000            872,200
============================================================================
                                                                   2,781,200
============================================================================

HEALTH CARE DISTRIBUTORS-2.86%

AmerisourceBergen Corp.                            25,000          1,419,250
----------------------------------------------------------------------------
Henry Schein, Inc.(a)                              15,000            930,750
----------------------------------------------------------------------------
Omnicare, Inc.                                     50,000          1,917,000
----------------------------------------------------------------------------
Patterson Dental Co.(a)                            20,000          1,279,600
============================================================================
                                                                   5,546,600
============================================================================

HEALTH CARE EQUIPMENT-0.54%

STERIS Corp.(a)                                    50,000          1,041,000
============================================================================

HEALTH CARE FACILITIES-0.43%

Community Health Systems Inc.(a)                   35,000            840,700
============================================================================

HEALTH CARE SERVICES-1.68%

Caremark Rx, Inc.(a)                               85,000          2,129,250
----------------------------------------------------------------------------
Renal Care Group, Inc.(a)                          30,000          1,125,300
============================================================================
                                                                   3,254,550
============================================================================

HOME FURNISHINGS-0.31%

Furniture Brands International, Inc.               25,000            606,500
============================================================================

HOTELS, RESORTS & CRUISE LINES-0.52%

Intrawest Corp. (Canada)                           60,000          1,008,600
============================================================================

HOUSEHOLD PRODUCTS-0.78%

Clorox Co. (The)                                   20,000            906,000
----------------------------------------------------------------------------
Dial Corp. (The)                                   25,000            600,000
============================================================================
                                                                   1,506,000
============================================================================

INDUSTRIAL GASES-0.56%

Airgas, Inc.                                       56,400          1,080,060
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.92%

CenturyTel, Inc.                                   50,000          1,787,500
============================================================================

INTERNET SOFTWARE & SERVICES-0.43%

DoubleClick Inc.(a)                               100,000            833,000
============================================================================

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------


INVESTMENT BANKING & BROKERAGE-3.08%

Edwards (A.G.), Inc.                               48,300       $  1,956,150
----------------------------------------------------------------------------
Jefferies Group, Inc.                              50,000          1,550,000
----------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      20,000          1,440,000
----------------------------------------------------------------------------
Raymond James Financial, Inc.                      25,000          1,019,750
============================================================================
                                                                   5,965,900
============================================================================

IT CONSULTING & OTHER SERVICES-2.01%

CACI International Inc.-Class A(a)                 20,000            990,600
----------------------------------------------------------------------------
Cognizant Technology Solutions Corp.(a)            30,000          1,361,700
----------------------------------------------------------------------------
Unisys Corp.(a)                                   100,000          1,536,000
============================================================================
                                                                   3,888,300
============================================================================

LEISURE FACILITIES-0.77%

International Speedway Corp.-Class A               35,000          1,488,900
============================================================================

LEISURE PRODUCTS-2.08%

Marvel Enterprises, Inc.(a)                        50,000          1,472,500
----------------------------------------------------------------------------
Mattel, Inc.                                       90,000          1,742,400
----------------------------------------------------------------------------
Oakley, Inc.                                       75,000            813,750
============================================================================
                                                                   4,028,650
============================================================================

LIFE & HEALTH INSURANCE-2.37%

AFLAC Inc.                                         50,000          1,824,000
----------------------------------------------------------------------------
Lincoln National Corp.                             45,000          1,796,850
----------------------------------------------------------------------------
UnumProvident Corp.                                60,000            982,200
============================================================================
                                                                   4,603,050
============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.58%

Energy East Corp.(b)                               50,000          1,122,500
============================================================================

OFFICE ELECTRONICS-0.59%

Zebra Technologies Corp.-Class A(a)                20,000          1,139,000
============================================================================

OIL & GAS DRILLING-2.35%

Patterson-UTI Energy, Inc.(a)                      50,000          1,429,500
----------------------------------------------------------------------------
Precision Drilling Corp. (Canada)(a)               49,000          1,929,620
----------------------------------------------------------------------------
Pride International, Inc.(a)                       73,000          1,195,740
============================================================================
                                                                   4,554,860
============================================================================

OIL & GAS EQUIPMENT & SERVICES-3.48%

Baker Hughes Inc.                                  55,000          1,554,300
----------------------------------------------------------------------------
BJ Services Co.(a)                                 60,000          1,968,600
----------------------------------------------------------------------------
FMC Technologies, Inc.(a)                          50,000          1,004,000
----------------------------------------------------------------------------
Maverick Tube Corp.(a)                             65,000          1,097,850
----------------------------------------------------------------------------
Smith International, Inc.(a)                       30,000          1,116,900
============================================================================
                                                                   6,741,650
============================================================================


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-2.06%

Devon Energy Corp.                                 25,000       $  1,212,500
----------------------------------------------------------------------------
Ultra Petroleum Corp.(a)(b)                       100,000          1,830,000
----------------------------------------------------------------------------
Westport Resources Corp.(a)                        40,000            957,600
============================================================================
                                                                   4,000,100
============================================================================

PACKAGED FOODS & MEATS-1.19%

Dean Foods Co.(a)                                  40,000          1,210,000
----------------------------------------------------------------------------
J. M. Smucker Co. (The)                            25,000          1,094,250
============================================================================
                                                                   2,304,250
============================================================================

PHARMACEUTICALS-5.00%

Allergan, Inc.                                     20,000          1,512,400
----------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                          70,000          1,351,700
----------------------------------------------------------------------------
IVAX Corp.(a)                                      85,500          1,646,730
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A               55,000          3,484,250
----------------------------------------------------------------------------
MGI Pharma, Inc.(a)                                18,000            676,080
----------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                      45,000          1,030,500
============================================================================
                                                                   9,701,660
============================================================================

PUBLISHING-1.37%

Getty Images, Inc.(a)                              59,200          2,646,240
============================================================================

RAILROADS-1.03%

Canadian National Railway Co. (Canada)             19,000          1,143,800
----------------------------------------------------------------------------
Norfolk Southern Corp.                             42,600            858,390
============================================================================
                                                                   2,002,190
============================================================================

REGIONAL BANKS-1.21%

Compass Bancshares, Inc.                           25,000            944,500
----------------------------------------------------------------------------
M&T Bank Corp.                                     15,000          1,408,500
============================================================================
                                                                   2,353,000
============================================================================

RESTAURANTS-0.57%

Brinker International, Inc.(a)                     35,000          1,114,050
============================================================================

SEMICONDUCTOR EQUIPMENT-5.78%

Amkor Technology, Inc.(a)(b)                      175,000          3,298,750
----------------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                    27,000          1,539,000
----------------------------------------------------------------------------
Cymer, Inc.(a)                                     50,000          2,283,000
----------------------------------------------------------------------------
Lam Research Corp.(a)                              85,000          2,442,900
----------------------------------------------------------------------------
Novellus Systems, Inc.(a)(b)                       40,000          1,651,600
============================================================================
                                                                  11,215,250
============================================================================

SEMICONDUCTORS-3.94%

Altera Corp.(a)                                    65,000          1,314,950
----------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                             50,000          1,007,500
----------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)              75,000          1,177,500
----------------------------------------------------------------------------
Intersil Corp.-Class A                             50,000          1,289,500
----------------------------------------------------------------------------
Microchip Technology Inc.                          55,000          1,799,050
----------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                          90,000          1,053,900
============================================================================
                                                                   7,642,400
============================================================================

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------


SPECIALTY CHEMICALS-0.50%

Great Lakes Chemical Corp.                         45,000       $    967,500
============================================================================

SPECIALTY STORES-2.35%

Hollywood Entertainment Corp.(a)                  135,000          2,052,000
----------------------------------------------------------------------------
PETsMART, Inc.                                     42,500          1,088,425
----------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           40,000          1,413,200
============================================================================
                                                                   4,553,625
============================================================================

TECHNOLOGY DISTRIBUTORS-0.50%

CDW Corp.                                          16,000            960,800
============================================================================

THRIFTS & MORTGAGE FINANCE-1.33%

Countrywide Financial Corp.                        20,000          2,102,400
----------------------------------------------------------------------------
New York Community Bancorp, Inc.                   13,000            470,600
============================================================================
                                                                   2,573,000
============================================================================

TIRES & RUBBER-0.54%

Cooper Tire & Rubber Co.                           53,000          1,041,980
============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.75%

Crown Castle International Corp.(a)               115,000          1,455,900
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $147,768,908)                              177,549,961
============================================================================

                                               PRINCIPAL
                                                 AMOUNT
CONVERTIBLE NOTES-0.40%

GOLD-0.40%

Placer Dome Inc. (Canada), Sr. Conv. Notes,
  2.75%, 10/15/23 (Acquired 10/07/03; Cost
  $700,000)(c)                                 $  700,000            775,250
============================================================================
U.S. TREASURY BILLS-0.62%

  0.87%, 12/18/03 (Cost $1,198,627)(d)          1,200,000(e)       1,198,627
============================================================================

                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION     MARKET
                                               CONTRACTS    PRICE        DATE        VALUE
---------------------------------------------------------------------------------------------
OPTIONS PURCHASED-0.83%

CALLS-0.11%

Johnson Controls, Inc. (Auto Parts &
  Equipment)                                       250      $  105      Nov-03         87,500
---------------------------------------------------------------------------------------------
Leapfrog Enterprises, Inc.-Class A (Leisure
  Products)                                        170          45      Nov-03            850
---------------------------------------------------------------------------------------------
Lear Corp. (Auto Parts & Equipment)                500          60      Nov-03         32,500
---------------------------------------------------------------------------------------------
S&P 500 Index                                       40       103.5      Nov-03         93,400
=============================================================================================
                                                                                      214,250
=============================================================================================

                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION     MARKET
                                               CONTRACTS    PRICE        DATE        VALUE
---------------------------------------------------------------------------------------------

PUTS-0.72%

Computer Associates International, Inc.
  (Systems Software)                             1,251      $ 22.5      Nov-03     $   75,060
---------------------------------------------------------------------------------------------
Russell 2000 Index                                 325         510      Dec-03        331,500
---------------------------------------------------------------------------------------------
S&P 500 Index                                      345         990      Nov-03         65,550
---------------------------------------------------------------------------------------------
S&P 500 Index                                      300       101.5      Dec-03        324,000
---------------------------------------------------------------------------------------------
S&P 500 Index                                      265         105      Dec-03        600,225
=============================================================================================
                                                                                    1,396,335
=============================================================================================
    Total Options
      Purchased (Cost $3,516,445)                                                   1,610,585
=============================================================================================


                                                SHARES
MONEY MARKET FUNDS-3.56%

STIC Liquid Assets Portfolio(f)                3,456,661      3,456,661
-----------------------------------------------------------------------
STIC Prime Portfolio(f)                        3,456,661      3,456,661
=======================================================================
    Total Money Market Funds (Cost
      $6,913,322)                                             6,913,322
=======================================================================
TOTAL INVESTMENTS-96.98% (Cost $160,097,302)                188,047,745
=======================================================================
OTHER ASSETS LESS LIABILITIES-3.02%                           5,856,707
=======================================================================
NET ASSETS-100.00%                                         $193,904,452
_______________________________________________________________________
=======================================================================

                                     SHARES
                                      SOLD
                                     SHORT
SECURITIES SOLD SHORT-7.76%(G)

COMMON STOCKS-7.76%

APPLICATION SOFTWARE-0.59%

Manhattan Associates, Inc.           40,900        1,138,656
============================================================

COMMUNICATIONS EQUIPMENT-0.87%

Advanced Fibre Communications, Inc.  70,000        1,684,900
============================================================

COMPUTER HARDWARE-0.23%

Hewlett-Packard Co.                  20,000          446,200
============================================================

DATA PROCESSING & OUTSOURCED
  SERVICES-0.26%

Electronic Data Systems Corp.        23,500          504,075
============================================================

------------------------------------------------------------
                                     SHARES
                                      SOLD         MARKET
                                     SHORT          VALUE
COMMON STOCKS-(CONTINUED)

FOREST PRODUCTS-0.24%

Louisiana-Pacific Corp.              24,500      $   465,990
============================================================

HEALTH CARE SUPPLIES-1.02%

Bausch & Lomb Inc.                   28,000        1,348,480
------------------------------------------------------------
SurModics, Inc.                      30,000          630,300
============================================================
                                                   1,978,780
============================================================

HOMEBUILDING-0.59%

KB HOME                              16,600        1,136,934
============================================================

OIL & GAS EXPLORATION &
  PRODUCTION-0.35%

Evergreen Resources, Inc.            25,000          685,500
============================================================

PHARMACEUTICALS-0.62%

Mylan Laboratories Inc.              50,000        1,207,500
============================================================

PHOTOGRAPHIC PRODUCTS-0.11%

Eastman Kodak Co.                    8,500           207,655
============================================================

REGIONAL BANKS-0.62%

Commerce Bancorp, Inc.               25,000        1,208,500
============================================================

RESTAURANTS-0.83%

Cheesecake Factory Inc. (The)        40,000        1,597,600
============================================================

SEMICONDUCTORS-0.37%

ATI Technologies Inc. (Canada)       50,000          715,500
============================================================

SPECIALTY STORES-0.89%

CarMax, Inc.                         55,000        1,733,050
============================================================

TECHNOLOGY DISTRIBUTORS-0.17%

Tech Data Corp.                      10,000          329,200
============================================================
    Total Securities Sold Short                  $15,040,040
____________________________________________________________
============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Sr.    - Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section I and Note 6.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 10/31/03 represented 0.40% of the Fund's net assets. This security is considered to be illiquid.
(d) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section J and Note 7.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) Collateral on short sales was segregated by the Fund in the amount of $21,702,068 which represents 144.30% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $153,183,980)                                $ 181,134,423
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $6,913,322)                                6,913,322
------------------------------------------------------------
Receivables for:
  Deposits with brokers for securities sold
    short                                         16,097,197
------------------------------------------------------------
  Investments sold                                10,905,494
------------------------------------------------------------
  Variation margin                                    37,050
------------------------------------------------------------
  Fund shares sold                                   146,182
------------------------------------------------------------
  Dividends and interest                              73,363
------------------------------------------------------------
  Short positions covered                            348,274
------------------------------------------------------------
  Short stock rebates                                  8,385
------------------------------------------------------------
Investment for deferred compensation plan             25,818
------------------------------------------------------------
Other assets                                          63,084
============================================================
    Total assets                                 215,752,592
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,772,301
------------------------------------------------------------
  Fund shares reacquired                             528,953
------------------------------------------------------------
  Options written, at market value (premiums
    received $132,241)                               162,000
------------------------------------------------------------
  Deferred compensation plan                          25,818
------------------------------------------------------------
  Short stock account dividends                        2,125
------------------------------------------------------------
Securities sold short, at market value
  (proceeds $14,949,634)                          15,040,040
------------------------------------------------------------
Accrued interest expense                              10,551
------------------------------------------------------------
Accrued distribution fees                            118,707
------------------------------------------------------------
Accrued trustees' fees                                 7,551
------------------------------------------------------------
Accrued transfer agent fees                           63,516
------------------------------------------------------------
Accrued operating expenses                           116,578
============================================================
    Total liabilities                             21,848,140
============================================================
Net assets applicable to shares outstanding    $ 193,904,452
____________________________________________________________
============================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 368,245,328
------------------------------------------------------------
Undistributed net investment income (loss)           (34,205)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts,
  option contracts and securities sold short    (202,704,002)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short             28,397,331
============================================================
                                               $ 193,904,452
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  90,695,938
____________________________________________________________
============================================================
Class B                                        $  75,638,586
____________________________________________________________
============================================================
Class C                                        $  27,569,928
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                            5,271,033
____________________________________________________________
============================================================
Class B                                            4,521,037
____________________________________________________________
============================================================
Class C                                            1,647,773
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       17.21
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.21 divided
      by 94.50%)                               $       18.21
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $       16.73
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $       16.73
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,571)          $   834,178
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      101,913
-------------------------------------------------------------------------
Interest                                                           82,796
-------------------------------------------------------------------------
Short stock rebates                                               155,039
=========================================================================
    Total investment income                                     1,173,926
=========================================================================

EXPENSES:

Advisory fees                                                   2,863,919
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     56,813
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         303,886
-------------------------------------------------------------------------
  Class B                                                         722,442
-------------------------------------------------------------------------
  Class C                                                         274,512
-------------------------------------------------------------------------
Interest                                                          149,193
-------------------------------------------------------------------------
Transfer agent fees                                               487,458
-------------------------------------------------------------------------
Trustees' fees                                                     12,300
-------------------------------------------------------------------------
Dividends on short sales                                          136,241
-------------------------------------------------------------------------
Other                                                             157,243
=========================================================================
    Total expenses                                              5,214,007
=========================================================================
Less: Fees waived and expense offset arrangements                  (5,787)
=========================================================================
    Net expenses                                                5,208,220
=========================================================================
Net investment income (loss)                                   (4,034,294)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                         5,299,568
-------------------------------------------------------------------------
  Futures contracts                                             1,960,429
-------------------------------------------------------------------------
  Option contracts written                                      1,675,009
-------------------------------------------------------------------------
  Securities sold short                                        (5,594,127)
=========================================================================
                                                                3,340,879
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        42,091,014
-------------------------------------------------------------------------
  Futures contracts                                               567,055
-------------------------------------------------------------------------
  Option contracts written                                        (15,248)
-------------------------------------------------------------------------
  Securities sold short                                          (357,977)
=========================================================================
                                                               42,284,844
=========================================================================
Net gain from investment securities, futures contracts,
  option contracts and securities sold short                   45,625,723
=========================================================================
Net increase in net assets resulting from operations          $41,591,429
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (4,034,294)   $  (2,282,998)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts, option contracts and securities sold
    short                                                        3,340,879      (35,063,081)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                         42,284,844       (2,679,862)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 41,591,429      (40,025,941)
===========================================================================================
Share transactions-net:
  Class A                                                      (19,809,758)     (47,036,183)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,416,222)     (33,349,419)
-------------------------------------------------------------------------------------------
  Class C                                                       (8,204,584)     (15,200,002)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (43,430,564)     (95,585,604)
===========================================================================================
    Net increase (decrease) in net assets                       (1,839,135)    (135,611,545)
===========================================================================================

NET ASSETS:

  Beginning of year                                            195,743,587      331,355,132
===========================================================================================
  End of year (including undistributed investment income
    (loss) of $(34,205) and $(30,205) for 2003 and 2002,
    respectively)                                             $193,904,452    $ 195,743,587
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities II Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended October 31, 2003, AIM waived fees of $2,030.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $242,653 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $303,886, $722,442 and $274,512, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $8,709 in front-end sales commissions from the sale of Class A shares and $1,099, $0 and $546 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,784 and reductions in custodian fees of $973 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,757.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,429 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2003, the average outstanding daily balance of bank loans for the Fund was $3,071,233 with a weighted average interest rate of 2.03%.

    The Fund may also participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2003.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.
NOTE 6--OPTION CONTRACTS WRITTEN

                    TRANSACTIONS DURING THE PERIOD
----------------------------------------------------------------------
                        CALL OPTION CONTRACTS    PUT OPTION CONTRACTS
                       -----------------------   ---------------------
                       NUMBER OF    PREMIUMS     NUMBER OF   PREMIUMS
                       CONTRACTS    RECEIVED     CONTRACTS   RECEIVED
----------------------------------------------------------------------
Beginning of year         7,137    $  753,789        205     $  40,130
----------------------------------------------------------------------
Written                  40,097     4,096,001      3,140       258,617
----------------------------------------------------------------------
Closed                  (18,806)   (2,478,036)    (2,970)     (293,066)
----------------------------------------------------------------------
Exercised               (17,022)   (1,518,632)        --            --
----------------------------------------------------------------------
Expired                  (9,266)     (720,881)      (375)       (5,681)
======================================================================
End of year               2,140    $  132,241         --     $      --
______________________________________________________________________
======================================================================

OPEN CALL OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------
                                                                   OCTOBER 31,
                                                                      2003         UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS      MARKET       APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS   RECEIVED       VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------
Amkor Technology,
  Inc.                  Nov-03    $  20        750     $ 48,898     $ 37,500        $ 11,398
-----------------------------------------------------------------------------------------------
Energy East Corp.       Dec-03     22.5        500       21,499       23,750          (2,251)
-----------------------------------------------------------------------------------------------
Jones Apparel Group,
  Inc.                  Nov-03       35        500       31,543       30,000           1,543
-----------------------------------------------------------------------------------------------
Legg Mason, Inc.        Dec-03       80         90        8,730       45,000         (36,270)
-----------------------------------------------------------------------------------------------
Novellus Systems,
  Inc.                  Nov-03       40        100       12,699       21,750          (9,051)
-----------------------------------------------------------------------------------------------
Ultra Petroleum Corp.   Nov-03       20        200        8,872        4,000           4,872
===============================================================================================
                                             2,140     $132,241     $162,000        $(29,759)
_______________________________________________________________________________________________
===============================================================================================

NOTE 7--FUTURES CONTRACTS

On October 31, 2003, $1,045,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------
                        NO. OF       MONTH/        MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT       VALUE      APPRECIATION
---------------------------------------------------------------------------
MidCap 400 Futures        78       Dec-03/Long   $21,389,550     $567,055
___________________________________________________________________________
===========================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments        $  28,263,179
-----------------------------------------------------------
Temporary book/tax differences                      (34,205)
-----------------------------------------------------------
Capital loss carryforward                      (202,569,850)
-----------------------------------------------------------
Shares of beneficial interest                   368,245,328
===========================================================
Total net assets                              $ 193,904,452
___________________________________________________________
===========================================================

    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax recognition of unrealized gains or losses on certain index options. Amount includes (depreciation) on option contracts written of ($29,759).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
----------------------------------------------------------
October 31, 2008                             $ 43,384,856
----------------------------------------------------------
October 31, 2009                              123,630,363
----------------------------------------------------------
October 31, 2010                               34,956,611
----------------------------------------------------------
October 31, 2011                                  598,020
==========================================================
Total capital loss carryforward              $202,569,850
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $374,412,621 and $413,456,977, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                         $31,229,325
-----------------------------------------------------------
  Securities sold short                             428,606
-----------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                          (2,598,115)
-----------------------------------------------------------
  Securities sold short                            (766,878)
===========================================================
Net unrealized appreciation of investment
  securities                                    $28,292,938
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $159,416,535.
Proceeds from securities sold short for tax purposes are
$14,701,768.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of net operating losses and bond premium amortization, on October 31, 2003, undistributed net investment income was increased by $4,030,294, undistributed net realized gains decreased by $2,558 and shares of beneficial interest decreased by $4,027,736. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        546,626    $  8,026,367       618,133    $  9,899,876
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        294,449       4,342,900       229,024       3,383,885
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         94,923       1,374,838       121,056       1,880,521
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         96,537       1,456,537        39,689         609,220
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (99,005)     (1,456,537)      (40,519)       (609,220)
======================================================================================================================
Reacquired:
  Class A                                                     (1,990,836)    (29,292,662)   (3,681,149)    (57,545,279)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,285,596)    (18,302,585)   (2,419,892)    (36,124,084)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (668,940)     (9,579,422)   (1,135,144)    (17,080,523)
======================================================================================================================
                                                              (3,011,842)   $(43,430,564)   (6,268,802)   $(95,585,604)
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                        -----------------------------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1998
                                                                                  THREE MONTHS                  (DATE OPERATIONS
                                                YEAR ENDED OCTOBER 31,              ENDED         YEAR ENDED    COMMENCED) TO
                                        --------------------------------------    OCTOBER 31,     JULY 31,       JULY 31,
                                         2003          2002             2001         2000           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 13.70       $ 16.11         $  23.17      $  23.62       $  15.78          $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.27)(a)     (0.07)(a)(b)      0.04(a)      (0.01)         (0.18)(a)       (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         3.78         (2.34)           (7.10)        (0.44)          9.92            5.82
=================================================================================================================================
    Total from investment operations       3.51         (2.41)           (7.06)        (0.45)          9.74            5.78
=================================================================================================================================
Less distributions:
  Dividends from net investment income       --            --               --            --          (0.02)             --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                    --            --               --            --          (1.88)             --
=================================================================================================================================
    Total distributions                      --            --               --            --          (1.90)             --
=================================================================================================================================
Net asset value, end of period          $ 17.21       $ 13.70         $  16.11      $  23.17       $  23.62          $15.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                           25.62%       (14.96)%         (30.47)%       (1.91)%        65.58%          57.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $90,696       $90,696         $155,356      $309,391       $336,203          $4,790
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets (including interest expense
  and dividends on short sales
  expense):
  With fee waivers                         2.45%(d)      1.18%            1.33%         2.06%(e)       2.33%           2.28%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      2.45%(d)      1.28%            1.43%         2.16%(e)       2.40%           7.55%(e)
=================================================================================================================================
Ratio of expenses to average net
  assets (excluding interest expense
  and dividends on short sales
  expense):
  With fee waivers                         2.30%(d)      1.07%            1.24%         1.93%(e)       2.08%           2.19%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      2.30%(d)      1.17%            1.34%         2.03%(e)       2.15%           7.46%(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                   (1.82)%(d)    (0.44)%(b)        0.20%        (0.08)%(e)     (0.80)%         (0.79)%(e)
=================================================================================================================================
Ratio of interest expense and
  dividends on short sales expense to
  average net assets                       0.15%(d)      0.11%            0.09%         0.13%(e)       0.25%           0.09%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                  216%          203%             289%           49%           196%            135%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $86,824,483.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                                THREE MONTHS    (DATE SALES
                                                             YEAR ENDED OCTOBER 31,               ENDED         COMMENCED) TO
                                                     --------------------------------------     OCTOBER 31,       JULY 31,
                                                      2003          2002             2001          2000             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 13.41       $ 15.89         $  23.02       $  23.51          $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.36)(a)     (0.18)(a)(b)     (0.11)(a)      (0.05)            (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     3.68         (2.30)           (7.02)         (0.44)             5.97
=================================================================================================================================
    Total from investment operations                    3.32         (2.48)           (7.13)         (0.49)             5.69
=================================================================================================================================
Less distributions from net investment income             --            --               --             --             (0.01)
=================================================================================================================================
Net asset value, end of period                       $ 16.73       $ 13.41         $  15.89       $  23.02          $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        24.76%       (15.61)%         (30.97)%        (2.08)%           31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $75,639       $75,250         $124,588       $225,060          $255,439
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense)                                              3.10%(d)      1.93%            2.10%          2.81%(e)          3.08%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense)                                              2.95%(d)      1.82%            2.00%          2.68%(e)          2.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (2.47)%(d)    (1.19)%(b)       (0.57)%        (0.83)%(e)        (1.55)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short
  sales expense to average net assets                   0.15%(d)      0.11%            0.09%          0.13%(e)          0.25%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                               216%          203%             289%            49%              196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstandings.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $72,244,249.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                                                                                NOVEMBER 12, 1999
                                                                                                THREE MONTHS    (DATE SALES
                                                             YEAR ENDED OCTOBER 31,               ENDED         COMMENCED) TO
                                                      -------------------------------------     OCTOBER 31,       JULY 31,
                                                       2003          2002            2001         2000              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 13.41       $ 15.89         $ 23.02       $ 23.51           $  17.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.36)(a)     (0.18)(a)(b)    (0.11)(a)     (0.05)             (0.28)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      3.68         (2.30)          (7.02)        (0.44)              5.97
=================================================================================================================================
    Total from investment operations                     3.32         (2.48)          (7.13)        (0.49)              5.69
=================================================================================================================================
Less distributions from net investment income              --            --              --            --              (0.01)
=================================================================================================================================
Net asset value, end of period                        $ 16.73       $ 13.41         $ 15.89       $ 23.02           $  23.51
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         24.76%       (15.61)%        (30.97)%       (2.08)%            31.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $27,570       $29,798         $51,412       $96,817           $100,452
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense)                                               3.10%(d)      1.93%           2.10%         2.81%(e)           3.08%(e)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense)                                               2.95%(d)      1.82%           2.00%         2.68%(e)           2.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                (2.47)%(d)    (1.19)%(b)      (0.57)%       (0.83)%(e)         (1.55)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short
  sales expense to average net assets                    0.15%(d)      0.11%           0.09%         0.13%(e)           0.25%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                216%          203%            289%           49%               196%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $27,451,181.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Opportunities III Fund
And Board of Trustees of AIM Special Opportunities Funds:



We have audited the accompanying statement of assets and liabilities of AIM Opportunities III Fund (a portfolio of AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Opportunities III Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-103.79%

AEROSPACE & DEFENSE-1.77%

Lockheed Martin Corp.                              20,000       $    927,200
----------------------------------------------------------------------------
Rockwell Collins, Inc.                             32,000            878,400
----------------------------------------------------------------------------
United Technologies Corp.                          15,000          1,270,350
============================================================================
                                                                   3,075,950
============================================================================

AIR FREIGHT & LOGISTICS-0.84%

United Parcel Service, Inc.-Class B                20,000          1,450,400
============================================================================

APPAREL RETAIL-1.86%

Abercrombie & Fitch Co.-Class A(a)(b)              69,000          1,966,500
----------------------------------------------------------------------------
Ross Stores, Inc.                                  25,000          1,250,250
============================================================================
                                                                   3,216,750
============================================================================

APPLICATION SOFTWARE-0.80%

Amdocs Ltd. (United Kingdom)(a)                    65,000          1,394,900
============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.29%

Legg Mason, Inc.(b)                                26,800          2,231,100
============================================================================

BIOTECHNOLOGY-3.44%

Amgen Inc.(a)                                      30,000          1,852,800
----------------------------------------------------------------------------
Angiotech Pharmaceuticals, Inc. (Canada)(a)        35,000          1,600,550
----------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           26,500          1,446,370
----------------------------------------------------------------------------
MedImmune, Inc.(a)                                 40,000          1,066,400
============================================================================
                                                                   5,966,120
============================================================================

BROADCASTING & CABLE TV-4.10%

Clear Channel Communications, Inc.                 45,000          1,836,900
----------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)                55,000          1,873,850
----------------------------------------------------------------------------
EchoStar Communications Corp.-Class A(a)           42,000          1,609,440
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           52,500          1,782,375
============================================================================
                                                                   7,102,565
============================================================================

COMMUNICATIONS EQUIPMENT-6.23%

Andrew Corp.(a)                                    50,000            654,000
----------------------------------------------------------------------------
Avaya Inc.(a)                                     100,000          1,294,000
----------------------------------------------------------------------------
Cisco Systems, Inc.(a)                             90,000          1,888,200
----------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      100,000          1,804,000
----------------------------------------------------------------------------
Corning Inc.(a)                                   100,000          1,098,000
----------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           145,000          2,463,550
----------------------------------------------------------------------------
Tekelec(a)                                        100,000          1,609,000
============================================================================
                                                                  10,810,750
============================================================================

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------

COMPUTER HARDWARE-1.35%

Dell Inc.(a)(b)                                    55,000       $  1,986,600
----------------------------------------------------------------------------
International Business Machines Corp.               4,000            357,920
============================================================================
                                                                   2,344,520
============================================================================

COMPUTER STORAGE & PERIPHERALS-1.69%

EMC Corp.(a)                                       50,000            692,000
----------------------------------------------------------------------------
Maxtor Corp.(a)(b)                                 75,000          1,025,250
----------------------------------------------------------------------------
SanDisk Corp.(a)                                   15,000          1,209,000
============================================================================
                                                                   2,926,250
============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.87%

Deere & Co.                                        25,000          1,515,500
============================================================================

CONSUMER FINANCE-0.71%

MBNA Corp.                                         50,000          1,237,500
============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.78%

Affiliated Computer Services, Inc.-Class A(a)      20,000            978,600
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       75,000          2,103,750
============================================================================
                                                                   3,082,350
============================================================================

DEPARTMENT STORES-0.58%

Kohl's Corp.(a)                                    18,000          1,009,260
============================================================================

DIVERSIFIED BANKS-1.30%

Wells Fargo & Co.                                  40,000          2,252,800
============================================================================

DIVERSIFIED CHEMICALS-0.35%

E. I. du Pont de Nemours & Co.                     15,200            614,080
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.82%

Cendant Corp.(a)(b)                                70,000          1,430,100
============================================================================

ELECTRIC UTILITIES-1.39%

PG&E Corp.(a)                                      45,000          1,100,250
----------------------------------------------------------------------------
Public Service Enterprise Group Inc.               32,000          1,307,840
============================================================================
                                                                   2,408,090
============================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.17%

Symbol Technologies, Inc.                          50,000            624,500
----------------------------------------------------------------------------
Tektronix, Inc.                                    55,000          1,411,850
============================================================================
                                                                   2,036,350
============================================================================


                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------

ELECTRONIC MANUFACTURING SERVICES-1.42%

Celestica Inc. (Canada)(a)                         50,000       $    710,000
----------------------------------------------------------------------------
Flextronics International Ltd. (Singapore)(a)      75,000          1,050,000
----------------------------------------------------------------------------
Jabil Circuit, Inc.(a)                             25,000            696,250
============================================================================
                                                                   2,456,250
============================================================================

GENERAL MERCHANDISE STORES-0.66%

Dollar Tree Stores, Inc.(a)                        30,000          1,145,400
============================================================================

HEALTH CARE DISTRIBUTORS-0.82%

AmerisourceBergen Corp.                            25,000          1,419,250
============================================================================

HEALTH CARE EQUIPMENT-0.92%

Medtronic, Inc.(b)                                 35,000          1,594,950
============================================================================

HEALTH CARE FACILITIES-0.77%

HCA Inc.                                           35,000          1,338,750
============================================================================

HEALTH CARE SERVICES-1.37%

Caremark Rx, Inc.(a)                               95,000          2,379,750
============================================================================

HOME IMPROVEMENT RETAIL-1.07%

Home Depot, Inc. (The)                             50,000          1,853,500
============================================================================

HOUSEHOLD PRODUCTS-3.35%

Clorox Co. (The)                                   40,000          1,812,000
----------------------------------------------------------------------------
Colgate-Palmolive Co.                              30,000          1,595,700
----------------------------------------------------------------------------
Procter & Gamble Co. (The)                         24,500          2,408,105
============================================================================
                                                                   5,815,805
============================================================================

HYPERMARKETS & SUPER CENTERS-1.53%

Wal-Mart Stores, Inc.                              45,000          2,652,750
============================================================================

INDUSTRIAL CONGLOMERATES-1.67%

General Electric Co.                              100,000          2,901,000
============================================================================

INDUSTRIAL MACHINERY-0.59%

Parker-Hannifin Corp.                              20,000          1,019,400
============================================================================

INTEGRATED OIL & GAS-1.22%

BP PLC-ADR (United Kingdom)                        50,000          2,119,000
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.03%

CenturyTel, Inc.                                   50,000          1,787,500
============================================================================

INVESTMENT BANKING & BROKERAGE-4.67%

Bear Stearns Cos. Inc. (The)                       35,000          2,668,750
----------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      18,000          1,296,000
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.(b)                       20,000          1,184,000
----------------------------------------------------------------------------

                                                                   MARKET
                                                 SHARES            VALUE
----------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Morgan Stanley                                     35,000       $  1,920,450
----------------------------------------------------------------------------
Raymond James Financial, Inc.                      25,000          1,019,750
============================================================================
                                                                   8,088,950
============================================================================

IT CONSULTING & OTHER SERVICES-0.89%

Unisys Corp.(a)                                   100,000          1,536,000
============================================================================

LEISURE PRODUCTS-1.80%

Brunswick Corp.                                    50,000          1,483,500
----------------------------------------------------------------------------
Mattel, Inc.                                       85,000          1,645,600
============================================================================
                                                                   3,129,100
============================================================================

LIFE & HEALTH INSURANCE-2.45%

AFLAC Inc.                                         50,000          1,824,000
----------------------------------------------------------------------------
Lincoln National Corp.                             40,000          1,597,200
----------------------------------------------------------------------------
UnumProvident Corp.                                50,000            818,500
============================================================================
                                                                   4,239,700
============================================================================

MANAGED HEALTH CARE-1.03%

Aetna Inc.                                         31,000          1,779,710
============================================================================

MOVIES & ENTERTAINMENT-1.72%

Viacom Inc.-Class B(b)                             75,000          2,990,250
============================================================================

MULTI-LINE INSURANCE-1.23%

American International Group, Inc.                 35,000          2,129,050
============================================================================

OIL & GAS DRILLING-0.71%

Pride International, Inc.(a)                       75,000          1,228,500
============================================================================

OIL & GAS EQUIPMENT & SERVICES-3.34%

Baker Hughes Inc.                                  50,000          1,413,000
----------------------------------------------------------------------------
BJ Services Co.(a)                                 55,000          1,804,550
----------------------------------------------------------------------------
FMC Technologies, Inc.(a)                          45,000            903,600
----------------------------------------------------------------------------
Smith International, Inc.(a)                       45,000          1,675,350
============================================================================
                                                                   5,796,500
============================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.70%

Devon Energy Corp.                                 25,000          1,212,500
============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.05%

Citigroup Inc.                                     75,000          3,555,000
============================================================================

PAPER PRODUCTS-0.79%

International Paper Co.(b)                         35,000          1,377,250
============================================================================


                                                                                     MARKET
                                                                   SHARES            VALUE
----------------------------------------------------------------------------------------------

PHARMACEUTICALS-10.18%

Abbott Laboratories                                                  45,000       $  1,917,900
----------------------------------------------------------------------------------------------
Allergan, Inc.                                                       20,000          1,512,400
----------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.(b)                                          30,000            761,100
----------------------------------------------------------------------------------------------
Johnson & Johnson                                                    45,000          2,264,850
----------------------------------------------------------------------------------------------
Merck & Co. Inc.                                                     40,000          1,770,000
----------------------------------------------------------------------------------------------
Pfizer Inc.                                                         170,000          5,372,000
----------------------------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                                        40,000            916,000
----------------------------------------------------------------------------------------------
Valeant Pharmaceuticals International                                60,000          1,158,600
----------------------------------------------------------------------------------------------
Wyeth                                                                45,000          1,986,300
==============================================================================================
                                                                                    17,659,150
==============================================================================================

PUBLISHING-0.73%

Gannett Co., Inc.(b)                                                 15,000          1,261,650
==============================================================================================

RAILROADS-1.10%

Canadian National Railway Co. (Canada)                               17,500          1,053,500
----------------------------------------------------------------------------------------------
Norfolk Southern Corp.                                               42,500            856,375
==============================================================================================
                                                                                     1,909,875
==============================================================================================

SEMICONDUCTOR EQUIPMENT-3.52%

Applied Materials, Inc.(a)                                           85,000          1,986,450
----------------------------------------------------------------------------------------------
Cymer, Inc.(a)                                                       45,000          2,054,700
----------------------------------------------------------------------------------------------
KLA-Tencor Corp.(a)(b)                                               10,800            619,164
----------------------------------------------------------------------------------------------
Novellus Systems, Inc.(a)(b)                                         35,000          1,445,150
==============================================================================================
                                                                                     6,105,464
==============================================================================================

SEMICONDUCTORS-5.89%

Altera Corp.(a)                                                      70,000          1,416,100
----------------------------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)                                70,000          1,099,000
----------------------------------------------------------------------------------------------
Intel Corp.                                                         125,000          4,131,250
----------------------------------------------------------------------------------------------
Intersil Corp.-Class A                                               32,000            825,280
----------------------------------------------------------------------------------------------
Microchip Technology Inc.                                            55,000          1,799,050
----------------------------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                                            80,000            936,800
==============================================================================================
                                                                                    10,207,480
==============================================================================================

SOFT DRINKS-1.98%

Coca-Cola Co. (The)                                                  43,000          1,995,200
----------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                        30,000          1,434,600
==============================================================================================
                                                                                     3,429,800
==============================================================================================

SPECIALTY CHEMICALS-0.56%

Great Lakes Chemical Corp.                                           45,000            967,500
==============================================================================================

SPECIALTY STORES-2.24%

Hollywood Entertainment Corp.(a)                                    125,000          1,900,000
----------------------------------------------------------------------------------------------

                                                                                     MARKET
                                                                   SHARES            VALUE
----------------------------------------------------------------------------------------------

SPECIALTY STORES-(CONTINUED)

Weight Watchers International, Inc.(a)                               25,000       $    922,500
----------------------------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)(b)                                          30,000          1,059,900
==============================================================================================
                                                                                     3,882,400
==============================================================================================

SYSTEMS SOFTWARE-4.21%

Adobe Systems Inc.                                                   25,000          1,096,000
----------------------------------------------------------------------------------------------
Microsoft Corp.                                                     180,000          4,707,000
----------------------------------------------------------------------------------------------
Oracle Corp.(a)                                                     125,000          1,495,000
==============================================================================================
                                                                                     7,298,000
==============================================================================================

THRIFTS & MORTGAGE FINANCE-3.24%

Countrywide Financial Corp.(b)                                       20,000          2,102,400
----------------------------------------------------------------------------------------------
Fannie Mae                                                           20,000          1,433,800
----------------------------------------------------------------------------------------------
Freddie Mac(b)                                                       37,000          2,076,810
==============================================================================================
                                                                                     5,613,010
==============================================================================================
    Total Stocks & Other Equity Interests
      (Cost $160,644,094)                                                          179,985,479
==============================================================================================

                                                                 PRINCIPAL
                                                                   AMOUNT

U.S. TREASURY BILLS-0.58%

0.87%, 12/18/03 (Cost $998,864)(c)                               $1,000,000(d)         998,864
==============================================================================================


                                               NUMBER
                                                 OF       EXERCISE   EXPIRATION
                                              CONTRACTS    PRICE       DATE
----------------------------------------------------------------------------------------------

OPTIONS PURCHASED-1.19%

CALLS-0.30%

Bank of America Corp.
(Diversified Banks)                                650    $    75      Feb-04          214,500
----------------------------------------------------------------------------------------------
Johnson Controls,
  Inc. (Auto Parts
  & Equipment)                                     250        105      Nov-03           87,500
----------------------------------------------------------------------------------------------
Nextel Communications, Inc.-Class A (Wireless
  Telecommunication Services)                      300         20      Nov-03          123,000
----------------------------------------------------------------------------------------------
S&P 500 Index                                       40     103.50      Nov-03           93,400
==============================================================================================
                                                                                       518,400
==============================================================================================

PUTS-0.89%

Computer Associates International, Inc.
  (Systems Software)                             1,175      22.50      Nov-03           70,500
----------------------------------------------------------------------------------------------
Russell 2000 Index                                 355        510      Dec-03          362,100
----------------------------------------------------------------------------------------------
S&P 500 Index                                      355        990      Nov-03           67,450
----------------------------------------------------------------------------------------------
S&P 500 Index                                      305     101.50      Dec-03          329,400
----------------------------------------------------------------------------------------------


                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION
                                               CONTRACTS    PRICE       DATE       MARKET VALUE
-----------------------------------------------------------------------------------------------
PUTS-(CONTINUED)

S&P 500 Index                                       315    $   105      Dec-03     $    713,475
===============================================================================================
                                                                                      1,542,925
===============================================================================================
    Total Options Purchased (Cost $3,755,485)                                         2,061,325
===============================================================================================

                                                                       SHARES


MONEY MARKET FUNDS-4.83%

STIC Liquid Assets Portfolio(e)                                        4,191,881      4,191,881
-----------------------------------------------------------------------------------------------
STIC Prime Portfolio(e)                                                4,191,881      4,191,881
===============================================================================================
    Total Money Market Funds (Cost
      $8,383,762)                                                                     8,383,762
===============================================================================================
TOTAL INVESTMENTS-110.39% (Cost $173,782,205)                                       191,429,430
===============================================================================================
OTHER ASSETS LESS LIABILITIES-(10.39%)                                              (18,025,493)
===============================================================================================
NET ASSETS-100.00%                                                                 $173,403,937
_______________________________________________________________________________________________
===============================================================================================


                                                                           SHARES
                                                                            SOLD
                                                                           SHORT
SECURITIES SOLD SHORT-6.33%(F)

COMMON STOCKS-6.33%

COMMUNICATIONS EQUIPMENT-0.90%

Advanced Fibre Communications, Inc.                                        65,000     1,564,550
===============================================================================================

COMPUTER HARDWARE-0.26%

Hewlett-Packard Co.                                                        20,000       446,200
===============================================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.27%

Electronic Data Systems Corp.                                              21,500       461,175
===============================================================================================

HEALTH CARE EQUIPMENT-0.46%

Baxter International Inc.                                                  30,000       797,400
===============================================================================================

                                                                           SHARES
                                                                            SOLD      MARKET
                                                                           SHORT       VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCKS-(CONTINUED)

HEALTH CARE SUPPLIES-0.30%

SurModics, Inc.                                                            25,000   $   525,250
===============================================================================================

HOMEBUILDING-0.61%

KB HOME                                                                    15,500     1,061,595
===============================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.55%

Sprint Corp.                                                               60,000       960,000
===============================================================================================

PHARMACEUTICALS-0.70%

Mylan Laboratories Inc.                                                    50,000     1,207,500
===============================================================================================

PHOTOGRAPHIC PRODUCTS-0.11%

Eastman Kodak Co.                                                          7,500        183,225
===============================================================================================

REGIONAL BANKS-0.70%

Commerce Bancorp, Inc.                                                     25,000     1,208,500
===============================================================================================

SPECIALTY STORES-1.00%

CarMax, Inc.                                                               55,000     1,733,050
===============================================================================================

TECHNOLOGY DISTRIBUTORS-0.14%

Tech Data Corp.                                                            7,500        246,900
===============================================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.33%

Nextel Communications, Inc.-Class A                                        23,700       573,540
===============================================================================================
    Total Securities Sold Short                                                     $10,968,885
_______________________________________________________________________________________________
===============================================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section I and Note 6.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section J and Note 7.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) Collateral on short sales was segregated by the Fund in the amount of $15,032,260 which represents 137.04% of market value of securities sold short.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $165,398,443)                                $183,045,668
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,383,762)                               8,383,762
-----------------------------------------------------------
Receivables for:
  Deposits with brokers for securities sold
    short                                        11,651,744
-----------------------------------------------------------
  Investments sold                                6,486,208
-----------------------------------------------------------
  Variation margin                                    5,000
-----------------------------------------------------------
  Fund shares sold                                   30,017
-----------------------------------------------------------
  Dividends and interest                            180,474
-----------------------------------------------------------
  Short positions covered                           308,625
-----------------------------------------------------------
  Short stock rebates                                 5,121
-----------------------------------------------------------
Investment for deferred compensation plan            19,372
-----------------------------------------------------------
Other assets                                         28,527
===========================================================
    Total assets                                210,144,518
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,585,238
-----------------------------------------------------------
  Fund shares reacquired                            385,122
-----------------------------------------------------------
  Amount due custodian                              112,950
-----------------------------------------------------------
  Options written, at market value (premiums
    received $300,549)                              375,968
-----------------------------------------------------------
  Deferred compensation plan                         19,372
-----------------------------------------------------------
  Loan outstanding                               20,000,000
-----------------------------------------------------------
  Short stock account dividends                       1,875
-----------------------------------------------------------
Securities sold short, at market value
  (proceeds $10,690,636)                         10,968,885
-----------------------------------------------------------
Accrued interest expense                             69,764
-----------------------------------------------------------
Accrued distribution fees                           107,039
-----------------------------------------------------------
Accrued trustees' fees                                6,693
-----------------------------------------------------------
Accrued transfer agent fees                          73,697
-----------------------------------------------------------
Accrued operating expenses                           33,978
===========================================================
    Total liabilities                            36,740,581
===========================================================
Net assets applicable to shares outstanding    $173,403,937
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $445,240,554
-----------------------------------------------------------
Undistributed net investment income (loss)          (26,276)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts, option contracts and
  securities sold short                        (289,181,633)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, futures contracts, option
  contracts and securities sold short            17,371,292
===========================================================
                                               $173,403,937
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 78,439,511
___________________________________________________________
===========================================================
Class B                                        $ 70,904,919
___________________________________________________________
===========================================================
Class C                                        $ 24,059,507
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           9,751,055
___________________________________________________________
===========================================================
Class B                                           9,038,659
___________________________________________________________
===========================================================
Class C                                           3,067,730
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.04
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.04 divided by
      94.50%)                                  $       8.51
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       7.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       7.84
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,807)          $ 2,145,224
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       42,951
-------------------------------------------------------------------------
Interest                                                           89,250
-------------------------------------------------------------------------
Short stock rebates                                               151,494
=========================================================================
    Total investment income                                     2,428,919
=========================================================================

EXPENSES:

Advisory fees                                                   2,113,920
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     48,363
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         286,327
-------------------------------------------------------------------------
  Class B                                                         724,411
-------------------------------------------------------------------------
  Class C                                                         264,589
-------------------------------------------------------------------------
Interest                                                          289,174
-------------------------------------------------------------------------
Transfer agent fees                                               526,409
-------------------------------------------------------------------------
Trustees' fees                                                     11,926
-------------------------------------------------------------------------
Dividends on short sales                                          179,045
-------------------------------------------------------------------------
Other                                                             144,580
=========================================================================
    Total expenses                                              4,638,744
=========================================================================
Less: Fees waived and expense offset arrangements                  (4,341)
=========================================================================
    Net expenses                                                4,634,403
=========================================================================
Net investment income (loss)                                   (2,205,484)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS, OPTION
  CONTRACTS AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                        (6,459,960)
-------------------------------------------------------------------------
  Foreign currencies                                              (31,033)
-------------------------------------------------------------------------
  Futures contracts                                             2,366,409
-------------------------------------------------------------------------
  Option contracts written                                      2,016,291
-------------------------------------------------------------------------
  Securities sold short                                        (6,033,840)
=========================================================================
                                                               (8,142,133)
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        32,750,701
-------------------------------------------------------------------------
  Futures contracts                                                77,735
-------------------------------------------------------------------------
  Option contracts written                                       (334,098)
-------------------------------------------------------------------------
  Securities sold short                                            41,545
=========================================================================
                                                               32,535,883
=========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts, option contracts and securities sold
  short                                                        24,393,750
=========================================================================
Net increase in net assets resulting from operations          $22,188,266
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,205,484)   $  (1,753,075)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                   (8,142,133)     (88,223,128)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, futures contracts, option contracts and
    securities sold short                                       32,535,883       30,966,661
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 22,188,266      (59,009,542)
===========================================================================================
Share transactions-net:
  Class A                                                      (21,211,606)     (56,370,192)
-------------------------------------------------------------------------------------------
  Class B                                                      (15,744,252)     (41,637,881)
-------------------------------------------------------------------------------------------
  Class C                                                       (9,396,783)     (19,744,365)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (46,352,641)    (117,752,438)
===========================================================================================
    Net increase (decrease) in net assets                      (24,164,375)    (176,761,980)
===========================================================================================

NET ASSETS:

  Beginning of year                                            197,568,312      374,330,292
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(26,276) and $(87,349) for 2003 and 2002,
    respectively)                                             $173,403,937    $ 197,568,312
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities III Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

       The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the year ended October 31, 2003, AIM waived fees of $944.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $292,784 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $286,327, $724,411 and $264,589, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $12,932 in front-end sales commissions from the sale of Class A shares and $62, $95 and $529 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,878 and reductions in custodian fees of $519 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,397.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,430 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended October 31, 2003, the average outstanding daily balance of bank loans for the Fund was $11,219,178 with a weighted average interest rate of 1.94%.

    The Fund may also participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended October 31, 2003.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--OPTION CONTRACTS WRITTEN

                                       TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS    PUT OPTION CONTRACTS
                                                              -----------------------   ---------------------
                                                              NUMBER OF    PREMIUMS     NUMBER OF   PREMIUMS
                                                              CONTRACTS    RECEIVED     CONTRACTS   RECEIVED
-------------------------------------------------------------------------------------------------------------
Beginning of year                                                9,540    $ 1,178,259     1,710     $  68,108
-------------------------------------------------------------------------------------------------------------
Written                                                         45,428      4,798,481     5,795       474,270
-------------------------------------------------------------------------------------------------------------
Closed                                                         (30,035)    (3,225,063)   (5,630)     (509,698)
-------------------------------------------------------------------------------------------------------------
Exercised                                                      (15,405)    (1,704,043)       --            --
-------------------------------------------------------------------------------------------------------------
Expired                                                         (7,065)      (747,085)   (1,875)      (32,680)
=============================================================================================================
End of year                                                      2,463    $   300,549        --     $      --
_____________________________________________________________________________________________________________
=============================================================================================================

                                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                OCTOBER 31,       UNREALIZED
                                                CONTRACT    STRIKE    NUMBER OF    PREMIUMS         2003         APPRECIATION
ISSUE                                            MONTH      PRICE     CONTRACTS    RECEIVED     MARKET VALUE    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch Co.-Class A                  Nov-03     $32.5         308      $ 14,783       $  3,080         $ 11,703
------------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         Dec-03      27.5         300        33,598          6,000           27,598
------------------------------------------------------------------------------------------------------------------------------
Cendant Corp.                                    Nov-03      20.0         270        15,659         19,575           (3,916)
------------------------------------------------------------------------------------------------------------------------------
Countrywide Financial Corp.                      Nov-03      90.0          75        24,524        114,750          (90,226)
------------------------------------------------------------------------------------------------------------------------------
Countrywide Financial Corp.                      Nov-03     110.0          50         8,850          8,875              (25)
------------------------------------------------------------------------------------------------------------------------------
Dell Inc.                                        Nov-03      35.0         200        33,398         33,000              398
------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                      Nov-03      60.0         180        30,959          6,750           24,209
------------------------------------------------------------------------------------------------------------------------------
Gannett Co., Inc.                                Nov-03      85.0          50         5,600          3,125            2,475
------------------------------------------------------------------------------------------------------------------------------
International Paper Co.                          Jan-04      40.0         150        19,799         17,625            2,174
------------------------------------------------------------------------------------------------------------------------------
KLA-Tencor Corp.                                 Dec-03      60.0          75        23,403         15,938            7,465
------------------------------------------------------------------------------------------------------------------------------
Legg Mason, Inc.                                 Dec-03      80.0          90         8,730         45,000          (36,270)
------------------------------------------------------------------------------------------------------------------------------
Maxtor Corp.                                     Nov-03      15.0         120        11,460          2,700            8,760
------------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                  Jan-04      47.5         125        15,249         11,875            3,374
------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        Nov-03      60.0         100        10,699          9,250            1,449
------------------------------------------------------------------------------------------------------------------------------
Novellus Systems, Inc.                           Nov-03      40.0         100        12,700         21,750           (9,050)
------------------------------------------------------------------------------------------------------------------------------
Viacom Inc.-Class B                              Dec-03      42.5         110        15,619          4,675           10,944
------------------------------------------------------------------------------------------------------------------------------
Williams-Sonoma, Inc.                            Nov-03      32.5         160        15,519         52,000          (36,481)
==============================================================================================================================
                                                                        2,463      $300,549       $375,968         $(75,419)
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 7--FUTURES CONTRACTS

On October 31, 2003, $322,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                      OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------
                                                               NO. OF       MONTH/        MARKET      UNREALIZED
CONTRACT                                                      CONTRACTS   COMMITMENT      VALUE      APPRECIATION
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                    20       Dec-03/Long   $5,247,500     $77,735
_________________________________________________________________________________________________________________
=================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments            15,226,535
------------------------------------------------------------
Temporary book/tax differences                       (26,276)
------------------------------------------------------------
Capital loss carryforward                       (287,036,876)
------------------------------------------------------------
Shares of beneficial interest                    445,240,554
============================================================
Total net assets                               $ 173,403,937
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, the tax recognition of unrealized gains or losses on certain index options and the deferral of losses on certain short sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on option contracts written of $(75,419).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $187,853,698
----------------------------------------------------------
October 31, 2010                                85,170,984
----------------------------------------------------------
October 31, 2011                                14,012,194
==========================================================
Total capital loss carryforward               $287,036,876
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $388,973,198 and $415,354,238, respectively.

   UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT
                 SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                         $20,467,654
-----------------------------------------------------------
  Securities sold short                             298,993
-----------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                          (4,689,235)
-----------------------------------------------------------
  Securities sold short                            (775,458)
===========================================================
Net unrealized appreciation of investment
  securities                                    $15,301,954
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $175,651,011.
Proceeds from securities sold short for tax purposes are
$10,492,420.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2003, undistributed net investment income was increased by $2,266,557, undistributed net realized gain
(loss) decreased by $36,551 and shares of beneficial interest decreased by $2,230,006. This reclassification had no effect on net assets of the Fund.


NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2003                           2002
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,071,035    $  7,833,471        784,217    $   6,542,215
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        693,006       4,950,673        390,788        3,047,361
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        151,992       1,085,912        165,198        1,404,585
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        125,000         919,786        104,337          852,736
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (127,822)       (919,786)      (106,381)        (852,736)
========================================================================================================================
Reacquired:
  Class A                                                     (4,084,004)    (29,964,863)    (7,642,955)     (63,765,143)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,773,275)    (19,775,139)    (5,444,169)     (43,832,506)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,477,213)    (10,482,695)    (2,604,233)     (21,148,950)
========================================================================================================================
                                                              (6,421,281)   $(46,352,641)   (14,353,198)   $(117,752,438)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                                                                DECEMBER 30, 1999
                                                                                             THREE MONTHS       (DATE OPERATIONS
                                                        YEAR ENDED OCTOBER 31,                  ENDED             COMMENCED) TO
                                                 -------------------------------------       OCTOBER 31,            JULY 31,
                                                  2003          2002            2001             2000                 2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  7.06       $  8.83        $  13.60         $  13.12             $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.06)(a)     (0.02)(a)(b)    (0.03)(a)        (0.00)(a)            (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        1.04         (1.75)          (4.37)            0.48                 3.13
=================================================================================================================================
    Total from investment operations                0.98         (1.77)          (4.40)            0.48                 3.12
=================================================================================================================================
Less distributions from net realized gains            --            --           (0.37)              --                   --
=================================================================================================================================
Net asset value, end of period                   $  8.04       $  7.06        $   8.83         $  13.60             $  13.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    13.88%       (20.05)%        (33.10)%           3.66%               31.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $78,440       $89,218        $171,324         $373,614             $138,205
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends on
  short sales expense):
  With fee waivers                                  2.21%(d)      1.26%           2.16%            2.07%(e)             2.41%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               2.21%(d)      1.36%           2.26%            2.10%(e)             2.49%(e)
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends on
  short sales expense):
  With fee waivers                                  1.95%(d)      1.11%           2.12%            2.03%(e)             2.34%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.95%(d)      1.21%           2.22%            2.06%(e)             2.42%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.87)%(d)    (0.19)%(b)      (0.30)%           0.04%(e)            (0.20)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on
  short sales expense to average net assets         0.26%(d)      0.15%           0.04%            0.04%(e)             0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                           215%          195%            269%              38%                 125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $(0.01) and the ratio of net investment income to average net assets would have been (0.17)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $81,807,851.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                      CLASS B
                                                   -----------------------------------------------------------------------------
                                                                                                                  MARCH 31, 2000
                                                                                                THREE MONTHS       (DATE SALES
                                                           YEAR ENDED OCTOBER 31,                  ENDED          COMMENCED) TO
                                                   --------------------------------------       OCTOBER 31,          JULY 31,
                                                    2003          2002             2001             2000               2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  6.93       $  8.74         $  13.55         $  13.10           $  12.81
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.11)(a)     (0.08)(a)(b)     (0.12)(a)        (0.02)(a)          (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   1.02         (1.73)           (4.32)            0.47               0.31
================================================================================================================================
    Total from investment operations                  0.91         (1.81)           (4.44)            0.45               0.29
================================================================================================================================
Less distributions from net realized gains              --            --            (0.37)              --                 --
================================================================================================================================
Net asset value, end of period                     $  7.84       $  6.93         $   8.74         $  13.55           $  13.10
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                      13.13%       (20.71)%         (33.53)%           3.44%              2.26%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $70,905       $77,920         $143,331         $282,120           $102,795
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense and dividends on
  short sales expense):                               2.86%(d)      2.01%            2.92%            2.77%(e)           3.10%(e)(f)
================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense and dividends on
  short sales expense):                               2.60%(d)      1.86%            2.88%            2.73%(e)           3.03%(e)(f)
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                         (1.52)%(d)    (0.94)%(b)       (1.06)%          (0.66)%(e)         (0.89)%(e)
================================================================================================================================
Ratio of interest expense and dividends on short
  sales expense to average net assets                 0.26%(d)      0.15%            0.04%            0.04%(e)           0.07%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(g)                             215%          195%             269%              38%               125%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $72,441,078.
(e)  Annualized.
(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.
(g)  Not annualized for periods less than one year.


                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                                                                                   MARCH 31, 2000
                                                                                                THREE MONTHS        (DATE SALES
                                                           YEAR ENDED OCTOBER 31,                  ENDED           COMMENCED) TO
                                                    -------------------------------------       OCTOBER 31,           JULY 31,
                                                     2003          2002            2001             2000                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  6.93       $  8.73         $ 13.55         $  13.09            $ 12.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.11)(a)     (0.08)(a)(b)    (0.12)(a)        (0.02)(a)          (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    1.02         (1.72)          (4.33)            0.48               0.30
=================================================================================================================================
    Total from investment operations                   0.91         (1.80)          (4.45)            0.46               0.28
=================================================================================================================================
Less distributions from net realized gains               --            --           (0.37)              --                 --
=================================================================================================================================
Net asset value, end of period                      $  7.84       $  6.93         $  8.73         $  13.55            $ 13.09
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       13.13%       (20.62)%        (33.60)%           3.51%              2.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $24,060       $30,430         $59,675         $111,084            $34,972
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense):                                            2.86%(d)      2.01%           2.92%            2.77%(e)           3.10%(e)(f)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense):                                            2.60%(d)      1.86%           2.88%            2.73%(e)           3.03%(e)(f)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (1.52)%(d)    (0.94)%(b)      (1.06)%          (0.66)%(e)         (0.89)%(e)
=================================================================================================================================
Ratio of interest expense and dividends on short
  sales expense to average net assets                  0.26%(d)      0.15%           0.04%            0.04%(e)           0.07%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(g)                              215%          195%            269%              38%               125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been (0.92)%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $26,458,870.
(e)  Annualized.
(f) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.18% and 3.11% including interest expense and dividends on short sales expense and excluding interest expense and dividends on short sales expense, respectively.
(g)  Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

                                                          OPPORTUNITIES III FUND

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.